Filed Pursuant to Rule 497
Registration No. 333-206730

Supplement dated April 5, 2017
to
Prospectus dated May 3, 2017

This Supplement dated April 5, 2018 contains information which amends, supplements or modifies certain information contained in the Prospectus of Triton Pacific Investment Corporation, Inc., which we refer to as the Company, our, us or we, dated May 3, 2017, or the Prospectus. Terms not defined herein shall have the meanings ascribed to them in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 34 of the Prospectus before you decide to invest.

CHANGE IN OFFERING PRICE

On April 5, 2018, we decreased our offering price from $13.46 per share to $13.21 per share. The decrease in the offering price is effective for all closings occurring on or after April 5, 2018.

FILING OF FORM 10-K

On April 2, 2018, we filed our Annual Report on Form 10-K for the year ended December 31, 2017 with the U.S. Securities and Exchange Commission, or the SEC. We have attached the Form 10-K to this Supplement as Annex A.

Annex A

Our Form 10-K for the year ended December 31, 2017 is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K

(Mark One)

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended: December 31, 2017

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Commission file number 333-174873

Triton Pacific Investment Corporation, Inc.

(Exact name of registrant as specified in its charter)

Maryland	45-2460782
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6701 Center Drive West, Suite 1450 Los Angeles, CA 90045
(Address of principal executive offices)

(310) 943-4990

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of exchange on which registered
None	Not applicable

Securities registered pursuant to Section 12(g) of the Act:

Common Stock, $0.001 par value per share

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐  No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes ☐  No ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒  No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☒  No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (229.05 of this chapter) is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of “large accelerated filer”, “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer ☐

Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act). Yes ☐ No ☒

There is no established market for the Registrant’s shares of common stock. The Registrant is currently conducting an ongoing public offering of its shares of common stock pursuant to a Registration Statement on Form N-2, which shares are currently being offered and sold at $15.06 per share, with discounts available for certain categories of purchasers, or at a price necessary to ensure that shares are not sold at a price, net of sales load, below net asset value per share.

As of April 2, 2018, there were 1,486,166.98 shares of the registrant’s Class A common stock, $0.001 par value, outstanding.

DOCUMENTS INCORPORATED BY REFERENCE

Portions of the registrant’s definitive Proxy Statement relating to the Registrant’s 2018 Annual Meeting of Stockholders, to be filed with the Securities and Exchange Commission within 120 days following the end of the Registrant’s fiscal year, are incorporated by reference in Part III of this annual report on Form 10-K as indicated herein.

PART I

STATEMENT REGARDING FORWARD LOOKING INFORMATION

The following information contains statements that constitute forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements generally are characterized by the use of terms such as “may,” “should,” “plan,” “anticipate,” “estimate,” “intend,” “predict,” “believe” and “expect” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, our actual results could differ materially from those set forth in the forward-looking statements. Some factors that might cause such a difference include the following: the current global economic downturn, increased direct competition, changes in government regulations or accounting rules, changes in local, national and global capital market conditions, our ability to obtain credit lines or credit facilities on satisfactory terms, changes in interest rates, availability of proceeds from our offering of shares, our ability to identify suitable investments, our ability to close on identified investments, inaccuracies of our accounting estimates, our ability to locate suitable borrowers for our loans and the ability of such borrowers to make payments under their respective loans. Given these uncertainties, we caution you not to place undue reliance on such statements, which apply only as of the date hereof. We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events. The forward-looking statements should be read in light of the risk factors identified in the “Risk Factors” section of this report.

Item 1.	Business

General

We are a publicly registered, non-traded fund focused on private equity, structured as a business development company that primarily makes equity, structured equity and debt investments in small to mid-sized private U.S. companies. Our investment objectives are to maximize our portfolio’s total return by generating long-term capital appreciation from our private equity investments and current income from our debt investments. We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. Triton Pacific Adviser, LLC, our registered investment adviser, (“Triton Pacific Adviser”), serves as our investment adviser and has engaged ZAIS Group, LLC, or ZAIS, to act as our investment sub-adviser. TFA Associates, LLC serves as our administrator. Each of these companies is affiliated with Triton Pacific Group, Inc., a private equity investment management firm, and its subsidiary, Triton Pacific Capital Partners, LLC (“TPCP”), a private equity investment fund management company, each focused on debt and equity investments in small to mid-sized private companies.

Structured equity refers to derivative investment products, including convertible notes and warrants, designed to facilitate highly customized risk-return objectives. Our private equity investments will generally take the form of direct investments in common and preferred equity as well as structured equity investments such as convertible notes and warrants. We will invest only after we conduct a thorough evaluation of the risks and strategic opportunities of an investment and a price (or interest rate in the case of debt investments) has been established that reflects the intrinsic value of the investment opportunity. We will endeavor to identify the best exit strategy for each private equity investment, including methodology (for example, a sale, company redemption, or public offering) and an appropriate time horizon. We will then attempt to influence the growth and development of each portfolio company accordingly to maximize our potential return on investment using such exit strategy or another strategy that may become preferable due to changing market conditions. We anticipate that the holding period for most of our private equity investments will range from four to six years, but we will be flexible in order to take advantage of market opportunities or to overcome unfavorable market conditions. For our debt investments, we intend to invest in senior secured loans, second lien loans and, to a lesser extent, subordinated loans of small to mid-sized private U.S. companies. The senior secured and second lien secured loans in which we invest generally will have stated terms of three to seven years and any subordinated investments that we make generally will have stated terms of up to ten years. However, there is no limit on the maturity or duration of any security we may hold in our portfolio. The loans in which we intend to invest are often rated by a nationally recognized ratings organization, and generally carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service or lower than “BBB-”

by Standard & Poor’s Corporation – also known as “junk bonds”). However, we may also invest in non-rated debt securities.

We intend to primarily make debt investments likely to generate current income and equity investments in small to mid-sized private U.S. companies either alone or together with other private equity sponsors. Our investment objective is to generate current income and long-term capital appreciation.

Triton Pacific Adviser is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. In addition, we intend to elect and qualify to be treated, for U.S. federal income tax purposes, as a regulated investment company (“RIC”), under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

We are currently offering for sale a maximum of $300,000,000 of our shares of common stock on a “best efforts” basis pursuant to a registration statement on Form N-2 filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “Offering”). Our initial offering commenced on September 4, 2012 and expired on March 1, 2016 and in that initial offering, we sold a total of 672,670.79 shares of our common stock for the gross proceeds of $9,893,780. On March 17, 2016, we commenced the follow-on offering of our common stock when our registration statement was declared effective by the SEC. We have filed post-effective amendments to the registration for our follow-on offering, the most recent of which was filed on May 2, 2017 and declared effective by the SEC on May 3, 2017.

Effective March 2, 2016, our shares of common stock were divided into two classes, Class A and Class T. We are currently offering only Class A shares and intend to offer Class T shares in the future, subject to obtaining a satisfactory exemption relief order from the SEC, with each class having its own different upfront sales load and fee and expense structure. We may offer additional classes of shares in the future. We intend to apply for exemptive relief from the SEC with respect to this multiple share class structure, including our distribution fee and contingent deferred sales charge arrangements. As a condition of such relief, we will be required to comply with provisions that would not otherwise be applicable to us. The exemptive relief order from the SEC may require us to supplement or amend the terms set forth in this prospectus, including the terms of the Class A shares currently being offered. There can be no assurance that the SEC will issue an order permitting such relief.

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and long-term capital appreciation from our equity investments. We will seek to meet our investment objectives by:

●	Focusing primarily on private equity investments and debt investments likely to generate current income in small and mid-sized private U.S. companies, which we define as companies with annual revenue of from $10 million to $250 million at the time of investment;

●	Leveraging the experience and expertise of our Adviser, its Sub-Adviser and its affiliates in sourcing, evaluating and structuring transactions;

●	Employing disciplined underwriting policies and rigorous portfolio management;

●	Developing our equity portfolio through our Adviser’s Value Enhancement Program, more fully discussed below in “Investment Objectives and Policies – Investment Process”; and

●	Maintaining a well-balanced portfolio consisting of both debt and equity investments with variable risk-reward profiles.

We intend to be active in both debt and equity investing. We will seek to provide current income to our investors through our debt investments while seeking to enhance our investors’ overall returns through long term capital appreciation of our equity investments. We intend to be opportunistic in our investment approach, allocating our investments between debt and equity, depending on:

●	Investment opportunities

●	Market conditions

●	Perceived Risk

Depending on the amount of capital we raise in the Offering and subject to subsequent changes in our capital base, we expect that our investments will generally range between $250,000 and $25 million per portfolio company, although this range may change in the discretion of our Adviser, subject to oversight by our board of directors. Prior to raising sufficient capital to finance investments in this range and as a strategy to manage excess cash, we may make smaller and differing types of investments in, for example, high quality debt securities, and other public and private yield-oriented debt and equity securities, directly and through our Sub-Adviser.

Our Adviser has engaged ZAIS Group, LLC to act as our investment sub-adviser. ZAIS will assist our Adviser with identifying, evaluating, negotiating and structuring debt investments and will make investment recommendations for approval by our Adviser. ZAIS is a registered investment adviser under the Advisers Act and had approximately $4.51 billion in assets under management as of December 31, 2017. ZAIS is not an affiliate of us or our Adviser and does not own any of our shares. The appointment of ZAIS as our sub-adviser was approved by our stockholders at a special meeting held on September 16, 2014.

We will generally source our private equity investments through third party intermediaries and our syndicated debt investments primarily through our Sub-Adviser. We will invest only after we conduct a thorough evaluation of the risks and strategic opportunity of an investment and a price (or interest rate in the case of debt investments) has been established that reflects the intrinsic value of the opportunity. We will endeavor to identify the best exit strategy for each private equity investment, including methodology (for example, a sale, company redemption or public offering) and an appropriate time horizon. We will then attempt to build each portfolio company accordingly to maximize our potential return on investment using such exit strategy or another strategy that may become preferable due to changing market conditions. We anticipate that the holding period for most of our private equity investments will range from four to six years, but we will be flexible in order to take advantage of market opportunities or to wait out unfavorable market conditions.

We intend to generate the majority of our current income by investing in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies. We may purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans or directly from our target companies as primary market investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. The senior secured and second lien secured loans in which we invest generally will have stated terms of three to seven years and any subordinated investments that we make generally will have stated terms of up to ten years. However, there is no limit on the maturity or duration of any security we may hold in our portfolio. The loans in which we intend to invest are often rated by a nationally recognized ratings organization, and generally carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service or lower than “BBB-” by Standard & Poor’s Corporation). However, we may also invest in non-rated debt securities.

As a BDC, we will be subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest alongside our Adviser and its affiliates unless we obtain an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term, and with approval from our independent directors. We are seeking exemptive orders for investments, though there is no assurance that such exemptions will be granted, and in either instance, conflicts of interests with affiliates of our Adviser might exist. Should such conflicts of interest arise, we and the Adviser have developed policies and procedures for dealing with such conflicts which require the Adviser to (i) execute such transactions for all of the participating investment accounts, including the Company’s, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Company, the clients for which participation is appropriate and any other factors deemed appropriate and (ii) endeavor to obtain the advice of Adviser personnel not directly involved with the investment giving rise to the conflict as to such appropriateness and other factors as well as the fairness to all parties of the investment and its terms. We intend to make all of our investments in compliance with the 1940 Act and in a manner that will not jeopardize our status as a BDC or RIC.

As a BDC, we are permitted under the Company Act to borrow funds to finance portfolio investments. To enhance our opportunity for gain, we intend to employ leverage as market conditions permit, but, as required under the Company Act, in no event will our leverage exceed 50% of the value of our assets. While we have not yet determined the amount of leverage we will use, we do not currently anticipate that we would approach the 50% maximum level frequently or at all. The use of leverage, although it may increase returns, may also increase the risk of loss to our investors, particularly if the level of our leverage is high and the value of our investments declines.

Status of Our Continuous Public Offering

Since commencing our continuous public offering and through April 2, 2018, we have sold 1,486,166.98 shares of our common stock for gross proceeds of approximately $21,818,725, including $200,003 of seed capital contributed by our Advisor.

About our Adviser

Our Adviser is registered as an investment adviser under the Adviser Act. Our Adviser and Triton Pacific Group, Inc. are under the common control of Craig Faggen, who is also our Chairman and Chief Executive Officer. Triton Pacific Group, Inc. is an investment management firm that focuses primarily on private equity investments through its subsidiary, Triton Pacific Capital Partners and affiliated investment funds. Since 2001, TPCP has focused on debt and equity investments in small to mid-sized private companies generally with revenues of less than $250 million. Since its inception, affiliates of TPCP have invested in the aggregate about $160 million in private companies with an estimated aggregate enterprise value at the time of investment of more than $600 million.

Craig J. Faggen, Ivan Faggen, Joseph Davis and Thomas Scott currently make up the investment committee of our Adviser. Each of them has extensive investment, operational and advisory experience, primarily working with small to mid-sized companies. Members of this team have been working together sourcing, structuring, investing and managing investments in small to middle market companies for over ten years.

Our board of directors includes a majority of independent directors and oversees and monitors the activities of our Adviser and our Sub-Adviser, as well as our investment portfolio and performance and annually reviews the compensation paid to our Adviser and Sub-Adviser. See “Investment Adviser Agreement”, below. In addition to managing our portfolio, our Adviser provides on our behalf managerial assistance to those of our portfolio companies to which we are required to provide such assistance. We have the right to terminate the investment advisory agreement upon 60 days’ written notice to the Adviser and our Adviser has the right to terminate the investment advisory agreement upon 120 days’ written notice to us. Both our Adviser and Sub-Adviser have the right to terminate the sub-advisory agreement without penalty upon 60 days’ written notice to the other party.

About our Sub-adviser

Our Adviser has engaged ZAIS Group, LLC to act as our investment sub-adviser. ZAIS assists our Adviser with identifying, evaluating, negotiating and structuring debt investments and makes investment recommendations for approval by our Adviser. ZAIS is a registered investment adviser under the Advisers Act and had approximately $4.51 billion in assets under management as of December 31, 2017. ZAIS is not an affiliate of us or our Adviser and does not own any of our shares. The appointment of ZAIS as our sub-adviser was approved by our stockholders at a special meeting held on September 16, 2014. Vincent Ingato will be initially responsible for the day-to-day management of the debt investments managed by our Sub-Adviser. Mr. Ingato has more than 20 years of investment experience, primarily investing in debt and other credit oriented securities.

Our Market Opportunity

Our target market for private equity investments is typically referred to as the lower middle market, which we define as U.S. companies with revenues from $10 million to $250 million and earnings before income, taxes, depreciation, and amortization, or EBITDA, between $1 million and $25 million. This lower middle market represents a large majority of the private businesses in the United States, accounting for 30.7% of the US work force (representing 35 million working Americans).δ* In particular, we believe that this market offers significant investment opportunities for alternative providers of capital such as us due to the demographic trend of “baby boom” generation entrepreneurs reaching retirement age. According to PricewaterhouseCoopers’ April 7, 2010 Private Company Trendsetter Barometer, 38% of business owners plan to sell or otherwise dispose of their business within the next five years. Small business owners (those with less than $100 million in revenue) represent 60% of those owners planning to do so by sale and of these, 43% are driven by a desire to retire.

We find that companies in the lower middle market have historically been poorly and inefficiently served by the capital markets. Many U.S. financial institutions are ill-suited to lend to such companies because such lending (i) is more labor intensive than lending to large companies due to the smaller size of each investment and the fragmented nature of information available about them, (ii) requires enhanced due diligence and underwriting practices, including greater and more sustained interaction with management and financial analysis tailored to the lower middle market, and (iii) may require more extensive on-going monitoring.

The recent banking and financial crisis has further limited access to credit throughout the economy and particularly affected lower middle market companies, which have become even more constrained in their ability to access either debt or equity from what few sources were previously available. Many significant participants in the debt markets over the past five years, such as hedge funds and managers of collateralized loan obligations, have contracted or eliminated their origination activities as investor credit concerns have reduced their available funding. Moreover, many regional banks have failed and many that have not continue to face significant balance sheet constraints and increased regulatory scrutiny, which we believe restricts their ability to provide loans to lower middle market companies, We believe that this relative decline in competition has created a compelling opportunity for well-capitalized specialty financial services companies with experience in investing in small to mid-size companies and will drive higher quality deals to companies such as ours and allow us to be more selective in our investment process. The members of the investment committee of our Adviser have demonstrated their ability to source and invest in these companies on attractive terms based on the historical above-average risk-adjusted total returns of their prior investments.

For our debt investments, we believe that opportunities in senior secured and second lien secured loans are attractive not only because of the potential returns available, but also because of the strong defensive characteristics of this investment class. Because these loans have priority in payment among an issuer’s security holders (i.e., they are due to receive payment before bondholders and equity holders), they carry the least potential risk among investments in the issuer’s capital structure. Further, these investments are secured by the issuer’s assets, and generally will carry restrictive covenants aimed at ensuring repayment before unsecured creditors. In addition, most senior secured debt issues carry variable interest rate structures, meaning the securities are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment. However, in declining interest rate environments, variable interest rate structures decrease the income we would otherwise receive from our debt securities. In many cases, the loan documents governing these securities provide for an interest rate floor.

Business Strategy and Competitive Advantage

Focus on ‘Basic’ Businesses within the Lower Middle Market. For our private equity investments, we will primarily invest in small and mid-sized private companies as described above. We believe that these companies are often overlooked by larger private equity investors and have less access to the capital markets than their larger competitors due to the fact that they are small and, accordingly, more difficult to source and, in some case, manage. This creates an opportunity to invest in these companies at lower valuations and on more attractive terms than are typically

δ* Source: Statistics of U.S. Businesses Employment and Payroll Summary: 2012, by Anthony Caruso and published by the US Census Bureau, released February 2015 present in larger market transactions. We generally will invest in entrepreneurial, but established, companies with positive cash flow. We will focus on businesses in what we call ‘basic’ industries—that is, industries in which growth is not dependent on a continuous cycle of new technological development—including healthcare services, business services, consumer products, specialty finance, light manufacturing, logistics and value-added distribution. We may also invest in certain industries that are dependent to some degree on technological development and innovation, such as information technology and computer software.

Extensive Underwriting and Portfolio Management. Our Adviser will employ an extensive underwriting and due diligence process for equity investments which will include an initial review of all prospective portfolio companies, their competitive position, financial performance and the dynamics of the industry in which they compete. We will seek to invest with management teams or other private equity sponsors who have a demonstrated track record building value. Through our Adviser, we will offer managerial assistance to our portfolio companies, giving them access to our Adviser’s investment experience, direct industry expertise and contacts, and allowing us to continually monitor their progress. As part of the monitoring process, our Adviser will analyze monthly and quarterly financial statements versus the previous periods and year, review financial projections, meet with management, attend board meetings, review all compliance certificates and covenants and maintain our awareness of critical industry developments and trends.

Untapped Opportunities. For equity investments, we will seek to identify companies with strong management and untapped potential that would benefit from a combination of new capital and strategic relationships and our operating expertise and guidance. While the founders of such companies have built successful enterprises, they often need additional capital and management resources and a more sophisticated perspective to take the company to the next level. We believe that these companies, led by appropriately motivated management teams, can be vehicles for creating substantial value through accelerated growth and operational improvements.

Value-Added Management. For equity investments, we will seek to negotiate terms that will provide us with significant influence or control of a portfolio company. When making an investment, we will attempt to leverage our Adviser’s operational and financial expertise to strengthen portfolio company management teams and assist them in achieving their full potential. To do so, we will employ our Adviser’s Value Enhancement Program, to change the corporate infrastructure of portfolio companies with a view to accelerating and enhancing their “exit readiness”. This strategy has often resulted in a short-term reduction in portfolio company earnings and cash flow while the company’s sales catch up with the more robust infrastructure required for rapid growth that we help put in place. The intended result, however, is a larger, more professional organization, which can either be used as a platform for future expansion or be built into a potential add-on to a larger player in its market; in either instance an attractive target for a larger private equity fund or a strategic corporate buyer.

Debt Investment. We will seek to invest in senior secured loans, second lien secured loans, and, to a lesser extent, subordinated loans and corporate bonds of established companies. Senior secured loans are situated at the top of the capital structure. Because these loans have priority in payment, they carry the least risk among all investments in a firm. Generally, our senior secured loans are expected to have maturities of three to seven years, offer some form of amortization, and have first priority security interests in the assets of the borrower. Second lien secured loans are immediately junior to senior secured loans and have substantially the same maturities, collateral and covenant structures as senior secured loans. Second lien secured loans, however, are granted a second priority security interest in the assets of the borrower. In return for this junior ranking, second lien secured loans generally offer higher returns compared to senior secured debt. Subordinated debt investments usually rank junior in priority of payment to senior secured loans and second lien secured loans and are often unsecured, but are situated above preferred equity and common stock in the capital structure. In return for their junior status compared to first lien and second lien secured loans, subordinated debt investments typically offer higher returns through both higher interest rates and possible equity ownership in the form of warrants.

Well Established Firm and Experienced Investment Committee. Our Adviser’s management team is primarily from TPCP, which was founded in 2001 to provide access to capital and management/operational expertise to the underserved lower middle market. TPCP has since expanded to include multiple affiliates and the management of numerous investment funds that specialize in providing specialty investment opportunities in the lower middle market for institutional and individual investors and a broad array of capital resources to mature lower middle market companies. Triton Pacific Capital Partners, LLC has to date invested in 18 companies with an estimated aggregate enterprise value at the time of acquisition of approximately $500 million.* We believe that the investment committee of our Adviser has developed a network of relationships with, and a specialty in dealing with, the lower middle market, as well as a reputation for its expertise, fair dealing, flexibility and ability to handle transactions beyond the reach of others in this market space.

Industry Experts. We may engage and retain senior advisors, industry experts, consultants, and other similar professionals who are not employees or affiliates of us or our Adviser and who, from time to time, receive payments from, or allocations of a profits interest with respect to, portfolio companies. The nature of the relationship with each of these experts and the amount of time devoted or required to be devoted by them varies considerably. In certain cases, they may provide our Adviser with industry-specific insights and feedback on investment themes, assist in transaction due diligence, make introductions to and provide reference checks on management teams. In other cases, they take on more extensive roles and serve as executives or directors on the boards of portfolio companies or contribute to the origination of new investment opportunities. There can be no assurance that any of these experts will continue to serve in such roles and/or continue their arrangements with us, our Adviser and/or any portfolio companies throughout the term of our investment in any portfolio company.

Strong Deal Flow. We believe that our Adviser will have strong private equity deal flow as a result of the strong market reputation of the Adviser and its principals as investors and their network of relationships with numerous transaction brokers and small financial intermediaries. We believe that their industry relationships with other private equity sponsors, investment banks, business brokers, merger and acquisition advisers, financial services companies and commercial banks are a significant source for new investment opportunities. We believe our Adviser is well known in the financial sponsor community, and that its experience and reputation provide a competitive advantage in originating new investments. From time to time, we may receive referrals for new prospective investments for which we may pay a referral fee or a finder’s fee.

For debt investments, our Adviser has engaged ZAIS to serve as our sub-adviser. ZAIS has access to the syndicated loan market, a primary source of debt investment opportunities for us, as well as syndicate and club deals. ZAIS also has strong relationships with investment banks, finance companies, and other investment funds that are active in the leveraged finance marketplace.

Diversification. We recognize that an over concentration in one or a limited number of positions in our portfolio would increase the risk of exposure to adverse changes in a single investment. We will endeavor to construct and maintain our portfolio to reduce such risks, including through investments throughout a company’s capital structures and among companies in a multitude of different industries and geographic markets, thereby reducing the concentration of risk in any one type of investment, company or sector of the economy. We cannot guarantee that we will be successful in this effort.

Investment Objectives and Policies

Our investment objective is to generate both current income and long-term capital appreciation primarily through debt and equity investments in small to mid-size private businesses. We are managed by our Adviser. Our Adviser is controlled by Craig Faggen, our Chairman and Chief Executive Officer. We have entered into an administration agreement with our Administrator. Pursuant to the administration agreement, the Administrator furnishes us with office facilities, equipment, clerical, bookkeeping and record keeping services. Our Administrator performs, assists us in performing or oversees the performance of our required administrative services, which include, among other things, maintaining required financial records; preparing, printing and disseminating reports to our stockholders; assist us in publishing our net asset value per share; oversee the preparation and filing of our tax returns; and, generally, oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. We have also contracted with Phoenix American Financial Services to act as our transfer agent, plan administrator, distribution paying agent and registrar. Our Administrator has also contracted

*Data regarding TPCP’s investments excludes two early stage venture capital investments made it which are not consistent with our investment objectives.

with Bank of New York Mellon and affiliated entities to provide additional administrative services, while we have directly engaged Bank of New York Mellon and affiliated entities to act as our custodian.

We anticipate making private equity investments from the proceeds of our offering predominately in lower middle market companies. We expect that each investment will range between $250,000 and $25 million, although this investment size will vary with the size of our capital base. We define lower middle market companies as those with annual revenues of between $10 million and $250 million, and EBITDA approximately between $1 million and $25 million. We anticipate that our investments will take the form of newly-originated loans and equity investments as well as investments in secondary market transactions, including equity purchased from current owners and loans acquired from banks, other specialty finance companies, private equity sponsors, loan syndications and other investors.

Our Adviser has engaged ZAIS Group, LLC. ZAIS assists our Adviser with identifying, evaluating, negotiating and structuring debt investments and makes investment recommendations for approval by our Adviser. We anticipate our debt investments will primarily consist of investments in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans and corporate bonds of private U.S. companies. We may purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans or directly from our target companies as primary market investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. The majority of our debt investments are expected to be made in small and middle-market companies, which we define as companies with annual revenue of $10 million to $2.5 billion at the time of investment. In many environments, we believe such a focus offers an opportunity for superior risk adjusted returns.

The structure of our investments is likely to vary and we expect to invest throughout a portfolio company’s capital structure, including, but not limited to, senior secured and unsecured debt, mezzanine debt, preferred equity, common equity, warrants and other instruments, many of which generate current yield. In addition, in order to diversify our investment portfolio and to the extent allowed by the Company Act and consistent with our continued qualification as a RIC, we may also invest in loans to larger companies which should be more liquid than the debt securities of smaller companies.

So that we continue to qualify as a BDC, we intend to make investments so that at least 70% of our assets are “qualifying assets” for purposes of the Company Act. We may invest the balance of our portfolio in opportunistic “non-qualifying assets” investments in order to seek enhanced returns for our stockholders. Such investments may include investments in the debt and equity instruments of broadly traded public companies. We expect that these investments generally will be in debt securities that are non-investment grade. Within this 30% basket, we may also invest in debt and equity securities of companies located outside of the United States. All such investments are intended to be made in compliance with the Company Act and in a manner that will not jeopardize our status as a RIC.

Investment Philosophy

We will focus on the following key elements when evaluating an equity investment opportunity:

Attractive Industries: We will identify industries that we believe exhibit strong growth characteristics or consolidation attributes, are experiencing rapid rates of change or are beginning to transform their business models.

Strong Management: Management is critically important in any company. However, making significant changes in strategy or operations or driving towards rapid expansion places additional demands on leadership. Therefore, we are only interested in investing in companies that we believe have strong management teams in place, based on their expertise and prior performance, or where there is a clear and achievable strategy of attracting the right people to the team. In all cases, we firmly believe it is essential for management to be committed to agreed-upon strategic objectives for the company prior to making an investment.

Positive Cash Flow: We will identify companies with a sufficient history or what we believe will be a prospect of positive cash flow to allow for distributions, while retaining sufficient cash to grow the company.

Operating Inefficiencies/Modernization: Many small businesses have not taken advantage of the tools that have become available to their industry to drive operational efficiencies and support more rapid growth. We will look to invest in companies that have potential because they have not yet benefited from new production techniques, new technologies, or other promising industry trends that have benefited their larger competitors.

Ability to Add Value: Our Adviser’s experienced executives can be valuable to any management team, particularly those attempting to grow their company aggressively. We will evaluate each prospective investment to understand our ability, through our Adviser, to be a value-added partner, either as a member of the board or as a more active advisor.

For debt investments, we will focus on long term credit performance and principal protection. This defensive oriented strategy is designed to generate attractive levels of income while minimizing the risk of capital loss. We will attempt to capitalize on our Adviser’s and Sub-Adviser’s expertise to create a debt portfolio that will perform in a broad range of economic conditions.

Investment Principles

We have established the following principles, which we believe, when consistently followed and properly executed, will result in successful private equity investments:

Each investment will be premised on a specific strategic opportunity.

We will conduct extensive due diligence to obtain an in-depth understanding of the business and its industry in order to identify and evaluate the strategic and financial opportunities associated with the investment and the risks associated with those opportunities.

The purchase price or loan terms must be determined from an assessment of the overall investment opportunity and associated risks, not solely the competitive environment. We will not pay the “market price” for an investment should we believe the inherent value of the investment will not sustain such a price. The result may be “missed” opportunities. However, we believe that investment discipline will better serve our investors in the long run.

The pricing and structuring of the transaction will be determined by the requirements and objectives of the strategic plan, not vice versa.

Management must understand, agree with, and be committed to the goals of a strategic plan and must have the proper incentives to achieve such goals.

We will invest on terms that will provide us with relatively significant influence or control over the companies.

Investment Process

Private equity investments are expected to be made in well-managed privately-owned companies. Investment opportunities will be generated by our Adviser from its relationships with private equity sponsors, bankers, executives and its extensive deal network.

For private equity investments, we will employ our Adviser’s Value Enhancement Program to further develop the corporate infrastructure of portfolio companies with a view to accelerating and enhancing their “exit readiness.” Our Adviser’s Value Enhancement Program takes a company through a four-step process of development towards a targeted exit strategy. Specifically, when pursuing a private equity investment opportunity, each stage of the investment process presents an opportunity to create value in the prospective investment.

Stage I - Sourcing: Equity transactions are sourced primarily from intermediaries, including national, regional and local investment banks as well as local business brokers. Although some private equity groups prefer to source “proprietary” deals (i.e., non-marketed deals, without an intermediary), our Adviser has found that intermediaries play a valuable role in educating sellers in the lower middle market as to the pricing realities of the market and the structural requirements of investors. Our private equity debt investments will be primarily sourced through other private equity sponsors.

Our Adviser employs an extensive underwriting and due diligence process for private equity investments which includes an initial review of all prospective portfolio companies, their competitive position, financial performance and the dynamics of the industry in which they compete. We will seek to invest with management teams or other private equity sponsors who have a demonstrated track record building value. Through our Adviser, we will offer managerial assistance to our portfolio companies, giving them access to our Adviser’s investment experience, direct industry expertise and contacts, and allowing us to continually monitor their progress. As part of the monitoring process, our Adviser will analyze monthly and quarterly financial statements versus the previous periods and year, review financial projections, meet with management, attend board meetings, review all compliance certificates and covenants and maintain our awareness of critical industry developments and trends.

In addition, members of our Adviser have built relationships with executives in industries we believe to be attractive. These executives may become a source for proprietary opportunities and may be available as industry partners to help evaluate, invest and subsequently grow the companies.

Stage II - Due Diligence: A thorough understanding and evaluation of the strategic opportunity offered by a potential investment and the risks and opportunities unique to a company and its marketplace is crucial to properly evaluate any portfolio company. This can only be achieved through an extensive due diligence process and comprehensive financial and operational analysis of the business. We believe that the due diligence process is not just a financial review, but rather a comprehensive industry, operational, management, marketing, technical and legal assessment. In conducting its due diligence, our Adviser may capitalize on industry partners’ expertise and relationships when relevant.

During the initial screening, our Adviser will evaluate the company, assesses its management and look to identify the primary risks and opportunities. During the due diligence process, our Adviser will employ an extensive checklist of potential areas that could pose problems for a portfolio company business as well as questions specific to the business and industry that have been derived from industry standards and modified by experience and the initial screening process. As part of this process, they will conduct an operational due diligence review. This may include site visits to gain an accurate impression of the business and management’s capabilities.

The decision to invest is reached by consensus among the members of the investment committee of our Adviser. Our Adviser believes that its focus on effective internal communication and its team-based compensation structure has created an environment for a collaborative, open and complete process, and ultimately leads to better investment decisions.

Stage III – Structuring Transactions: We believe that the members of the investment committee of our Adviser have developed complex structuring expertise and mergers and acquisitions experience which we will be able to leverage when making a portfolio company investment. The intent is to structure transactions in a manner that is fair to the existing shareholders and yet minimizes the downside risk to us. Because of the inefficiencies in the lower middle market, we believe we will be able to obtain structures that offer significant risk mitigation for investors.

Stage IV - Building Companies: Our overall objective is to generate returns from our investment portfolio that provide attractive risk-reward characteristics for our investors. To meet this objective, we will focus a portion of our Adviser’s efforts on building our investments into larger, more efficient, and more valuable businesses. We are not in the business of running companies, but our Adviser has an investment committee with extensive portfolio management experience that is dedicated to, and experienced in working with companies to build and enhance their operations. For equity and equity-like investments, our Adviser utilizes a unique Value Enhancement Program to help companies achieve this goal. See “Investment Objectives and Policies – Investment Principles.”

In evaluating debt opportunities, our Adviser and our Sub-Adviser will examine information provided by the target company and external sources such as rating agencies (if applicable) to determine if the opportunity meets our investment criteria and guidelines. For most loans that are purchased on the secondary market, a comprehensive credit analysis is conducted and maintained by a research analyst to allow the investment team to make informed buy/ sell decisions and assessment of credit quality. Much of this information will be derived from financial reports detailing the financial performance along with key metrics on a quarterly basis.

Regulation

We have elected to be regulated as a BDC under the Company Act. The Company Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The Company Act requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the Company Act. In addition, the Company Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

The Company Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

We will generally not be able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors—Risks Related to Business Development Companies”. Regulations governing our operation as a business development company and RIC will affect our ability to raise, and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value per share in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

We may invest 100% of our assets in securities or obligations acquired directly from issuers in privately-negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” for purposes of the Securities Act. We may acquire warrants to purchase common stock of our portfolio companies in connection with acquisition financings or other investments and we may acquire rights to require our portfolio companies to repurchase the securities we acquire from them in certain circumstances. We do not intend to acquire securities issued by any investment company that exceeds the limits imposed by the Company Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities or obligations of one investment company or invest more than 10% of our total assets in the securities or obligations of more than one investment company. None of our investment policies are fundamental and may be changed without stockholder approval.

We have in the past and expect in the future to co-invest on a concurrent basis with other affiliates, consistent with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. We have applied for an exemptive order for co-investments with our affiliates, however there is no assurance that an exemptive order will be granted. See “Risk Factors.” When we invest alongside such other accounts as permitted under the 1940 Act, pursuant to SEC staff interpretations, or our exemptive relief from the SEC permitting greater flexibility relating to co-investments, should that relief be granted, such investments will be made consistent with such relief and the Adviser’s allocation policy.

Qualifying Assets

Under the Company Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the Company Act, which are referred to as “qualifying assets”, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

1.	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the Company Act as any issuer which:

a.	is organized under the laws of, and has its principal place of business in, the United States;

b.	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the Company Act; and

c.	satisfies any of the following:

i.	does not have any class of securities that is traded on a national securities exchange;

ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii.	is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

iv.	is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

2.	Securities of any eligible portfolio company that we control.

3.	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the Company Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Related to Business Development Companies”. Regulations governing our operation as a business development company and RIC will affect our ability to raise, and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth.”

Code of Ethics

We have adopted a code of ethics in accordance with Rule 17j-1 under the Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. We have attached our code of ethics as an exhibit to the registration statement of which this prospectus is a part. You may also read and copy the code of ethics at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

Compliance Policies and Procedures

We have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. The Company’s chief compliance officer, with whom we contract services, is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

We anticipate delegating our proxy voting responsibility to our Adviser. The proxy voting policies and procedures that we anticipate that our Adviser will follow are set forth below. The guidelines will be reviewed periodically by our Adviser and our non-interested directors, and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, our Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies for the investment advisory clients of our Adviser are intended to comply with Section 206 of the Advisers Act and Rule 206(4)-6 thereunder.

Proxy Policies

Our Adviser will vote proxies relating to portfolio securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although our Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so.

The proxy voting decisions of our Adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how our Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information, without charge, regarding how our Adviser votes proxies with respect to our portfolio securities by making a written request for proxy voting information to our Chief Compliance Officer, 6701 Center Drive West, Suite 1450, Los Angeles, CA 90045.

Other Matters

We will be periodically examined by the SEC for compliance with the Company Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Further, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we will be subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. For example:

pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;

pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures;

pursuant to Rule 13a-15 of the Exchange Act, our management are required to prepare a report regarding its assessment of our internal control over financial reporting. This report must be audited by our independent registered public accounting firm; and

pursuant to Item 308 of Regulation S-K and Rule 12a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Jumpstart Our Business Startups Act (the “JOBS Act”).

The Jumpstart Our Business Startups Act (the “JOBS Act”) became law on April 5, 2012. The JOBS Act substantially reduces the regulatory burdens on “emerging growth companies” (“EGCs”), which are companies with less than $1 billion in annual revenue and of which we will qualify during and following an IPO, and also substantially relaxes restrictions on communications with potential investors in the context of both public and private offerings. Relevant for our purposes EGCs:

are exempts from Section 404(b) of the Sarbanes-Oxley Act which requires public companies to obtain an auditor attestation report on internal controls; and

are exempt from any new accounting standards issued after April 5, 2012 (unless we choose to avail ourselves of such new standards in whole—meaning should we choose any new accounting standards we will be subject to them all), until such time as any new accounting standards become mandatory for private companies.

Certain other provisions, which may be relevant, including the elimination of restrictions on publicity in connection with certain private offerings, will not become effective until the SEC adopts implementing rules.

Tax Status

We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gain that we distribute to our stockholders from our tax earnings and profits. Even if we qualify as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and net short-term capital gain in excess of net long-term capital loss, if any. See “Material U.S. Federal Income Tax Considerations.”

License Agreement

We have entered into a license agreement with Triton Pacific Group, Inc. pursuant to which it has agreed to grant us a non-exclusive, royalty-free license to use the name and brand “Triton Pacific”, its related trademarks and other proprietary property. Under this agreement, we will have a right to use the “Triton Pacific” name and brand, for so long as our Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Triton Pacific” name and brand. Triton Pacific Group, Inc. is controlled by Craig Faggen, its president and our chairman of the board and chief executive officer.

Employees

We do not currently have any employees. Each of our executive officers is a principal, officer or employee of Triton Pacific Adviser (or an affiliate), which manages and oversees our investment operations.

Corporate Information

Our executive offices are located at 6701 Center Drive West, Suite 1450, Los Angeles, CA 90045 and our telephone number is (310) 943-4990.

Both our quarterly reports on Form 10-Q and our annual reports on Form 10-K will be made available on our website at www.tritonpacificpe.com at the end of each fiscal quarter and fiscal year, as applicable, as will any interim reports on Form 8-K that we file from time to time with the SEC. These reports will also be available on the SEC’s website at www.sec.gov.

Item 1A.	Risk Factors

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in us. The following should not be considered a complete summary of all the risks associated with an investment, but if any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value per share of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

Except for the investments described in this report, we have not identified specific investments that we will make with the proceeds of our offering, and you will not have the opportunity to evaluate our future investments prior to purchasing shares of our common stock.

Except for the investments described in this report, neither we, our Adviser or our Sub-Adviser has identified, made or contracted to make any investments. As a result, you will not be able to evaluate the economic merits, transaction terms or other financial or operational data concerning our future investments prior to purchasing shares of our common stock. You must rely on our Adviser and our board of directors to implement our investment policies, evaluate our investment opportunities and structure the terms of our investments. Because investors are not able to evaluate our future investments in advance of purchasing shares of our common stock, other than those investments described in this report, our offering may entail more risk than other types of offerings. This may hinder your ability to achieve your own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives.

We have not established any limit on the amount of funds we may use from available sources, such as borrowings, if any, or proceeds from our offering, to fund distributions (which may reduce the amount of capital we ultimately invest in assets).

For a significant time after the commencement of our offering, a substantial portion of our distributions will result from expense reimbursements from our Adviser, which are subject to repayment by us within three years. The purpose of this arrangement is to reduce our operating expenses; to avoid such distributions being characterized as returns of capital for tax purposes and to attempt to ensure that no portion of our distributions to stockholders will be paid from our offering proceeds. Despite this, we may still have distributions which could be characterized as a return of capital for GAAP purposes. Shareholders should understand that any such distributions are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or our Adviser continues to make such expense reimbursements. Shareholders should also understand that our future repayments will reduce the distributions that they would otherwise receive. There can be no assurance that we will achieve such performance in order to sustain these distributions, or be able to pay distributions at all.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the Company Act from participating in certain transactions with certain of our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be deemed to be our affiliate for purposes of the Company Act and we will generally be prohibited from buying or selling any securities (other than our securities) from or to such affiliate, absent the prior approval of our disinterested directors. The Company Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same companies (whether at the same or different times), without prior approval of our disinterested directors and, in some cases, the SEC. Except under certain circumstances, if a person acquires more than 25% of our voting securities, we are prohibited from buying or selling any security (other than any security of which we are the issuer) from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any company owned, in whole or in significant part, by a private equity fund managed by our Adviser or its affiliates, which may limit the scope of investment opportunities that would otherwise be available to us without obtaining an exemptive relief order from the SEC. There is no assurance that a satisfactory exemptive relief order from the SEC will be obtained.

A failure on our part to maintain our qualification as a business development company would significantly reduce our operating flexibility.

If we fail to continuously qualify as a business development company, we might become subject to regulation as a registered closed-end investment company under the Company Act, which would significantly decrease our operating flexibility. In addition, failure to comply with the requirements imposed on business development companies by the Company Act could cause the SEC to bring an enforcement action against us.

Regulations governing our operation as a business development company and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things, satisfy an annual distribution requirement. As a result, in order to fund new investments, we may need to periodically access the capital markets to raise cash. We may do so by issuing “senior securities,” including borrowing money from banks or other financial institutions and issuing preferred stock, up to the maximum amount allowed under the Company Act—which allows us to borrow only in amounts such that our asset coverage, as defined in the Company Act, equals at least 200% of our gross assets less all of our liabilities not represented by senior securities, immediately after each issuance of senior securities. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability, in comparison to other companies, to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we may need to issue equity more frequently than our privately-owned competitors, which may lead to greater stockholder dilution.

If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from making distributions and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

If we issue preferred stock, it would rank senior to our common stock in our capital structure and preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences (including as to distributions) and privileges more favorable than those of our common stockholders. The presence of preferred stock could have the effect of delaying or preventing a change in control or other transaction that might provide a premium price of our common stockholders or otherwise be in your best interest. Holders of our common stock would directly or indirectly bear all of the costs associated with offering and servicing any preferred stock that we issue. We currently do not intend to issue any preferred stock.

We generally are not able to issue or sell our common stock at a price below net asset value per share, which may be a disadvantage as compared with other public companies. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value per share of the common stock if our board of directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders (as well as those stockholders that are not affiliated with us) approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any underwriting commission or discount). If our common stock trades at a discount to our net asset value per share, this restriction could adversely affect our ability to raise capital.

We also may make rights offerings to our stockholders at prices less than net asset value per share, subject to applicable requirements of the Company Act. If we raise additional funds by issuing more shares of our common stock or issuing senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders may decline at that time and our stockholders may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future on terms favorable to us or at all.

In addition, we may in the future seek to securitize our portfolio securities to generate cash for funding new investments. To securitize loans, we would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. An inability to successfully securitize our loan portfolio could limit our ability to grow our business or fully execute our business strategy and may decrease our earnings, if any. The securitization market is subject to changing market conditions and we may not be able to access this market when we would otherwise deem appropriate. Moreover, the successful securitization of our portfolio might expose us to losses as the residual investments in which we do not sell interests will tend to be those that are riskier and more apt to generate losses. The Company Act also may impose restrictions on the structure of any securitization.

A significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there could be uncertainty as to the actual market value of our portfolio investments.

Under the Company Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value, as determined by our board of directors. Since most of our investments will not be publicly-traded or actively traded on a secondary market, our board of directors will determine their fair value quarterly in good faith.

Factors that may be considered in determining the fair value of our investments include: dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any related collateral, the earnings of the portfolio company and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value per share on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.

Because our business model depends to a significant extent upon the business relationships of our Adviser, the inability of our Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that our Adviser and Sub-Adviser will depend on their relationships with private equity sponsors, investment banks and commercial banks, and we may rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our Adviser and Sub-Adviser fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom our Adviser’s and Sub-Adviser’s professionals have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

The amount and timing of distributions are uncertain and distributions may be funded from the proceeds of our offering and may represent a return of capital.

The amount of any distributions we pay is uncertain. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our distributions to our stockholders may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our offering. We may fund distributions from the uninvested proceeds of our public offering and borrowings, and we have not established limits on the amount of funds we may use from net offering proceeds or borrowings to make any such distributions. Therefore, portions of the distributions that we pay may represent a return of your capital rather than a return on your investment, which will lower your tax basis in your shares and reduce the amount of funds we have for investment in targeted assets. Further, the per share amount of distributions on Class A and Class T shares will likely differ because of different allocations of class-specific expenses. For example, distributions on Class T shares will likely be lower than on Class A shares because Class T shares are subject to an annual distribution fee.

We may not be able to pay you distributions, and our distributions may not grow over time. Our ability to pay distributions might be adversely affected by, among other things, the effect of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC can limit our ability to pay distributions.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or do not satisfy the annual distribution requirement.

To obtain and maintain RIC status and be relieved of federal taxes on the income and gains we distribute to our stockholders, we must meet the following annual distribution, income source and asset diversification requirements.

●	The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We will be subject to a 4% nondeductible federal excise tax, however, to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar-year basis. See “Material U.S. Federal Income Tax Considerations.” Because we may use debt financing, we are subject to an asset coverage ratio requirement under the Company Act and we may be subject to certain financial covenants under our debt arrangements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

●	The income source requirement will be satisfied if we obtain at least 90% of our gross income for each year from distributions, interest, gains from the sale of stock or securities or similar sources.

●	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly-traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC status or to meet the annual distribution requirement for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our board of directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value per share, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment.

If we internalize our management functions, your interest in us could be diluted, and we could incur other significant costs and face other significant risks associated with being self-managed.

Our board of directors may decide in the future to internalize our management functions. If we do so, we may elect to negotiate to acquire our Adviser’s assets and personnel. At this time, we cannot anticipate the form or amount of consideration or other terms relating to any such internalization transaction. Such consideration could take many forms, including cash payments, promissory notes and shares of our common stock. The payment of such consideration could result in dilution of your interests as a stockholder and could reduce the earnings per share attributable to your investment.

In addition, while we would no longer bear the costs of the various fees and expenses we expect to pay to our Adviser under the Investment Adviser Agreement, we would incur the compensation and benefits costs of our officers and other employees and consultants that we now expect will be paid by our Adviser or its affiliates. In addition, we may issue equity awards to officers, employees and consultants, which awards would decrease net income and may further dilute your investment. We cannot reasonably estimate the amount of fees we would save or the costs we would incur if we became self-managed. If the expenses we assume as a result of internalization are higher than the expenses we avoid paying to our Adviser, our earnings per share would be lower as a result of the internalization than they otherwise would have been, potentially decreasing the amount of funds available to distribute to our stockholders and the value of our shares. As currently organized, we will not have any employees. If we elect to internalize our operations, we would employ personnel and would be subject to potential liabilities commonly faced by employers, such as workers disability and compensation claims, potential labor disputes and other employee-related liabilities and grievances, all of which could result in substantially higher litigation costs to us.

If we internalize our management functions, we could have difficulty integrating these functions as a stand-alone entity. In addition, we could have difficulty retaining the management personnel we employ. Currently, individuals employed by our Adviser and its affiliates perform asset management and general and administrative functions, including accounting and financial reporting, for multiple entities. These personnel have a great deal of know-how and experience. We may fail to properly identify the appropriate mix of personnel and capital needs to operate as a stand-alone entity. An inability to manage an internalization transaction effectively could result in our incurring excess costs and/or suffering deficiencies in our disclosure controls and procedures or our internal control over financial reporting. Such deficiencies could cause us to incur additional costs, and our management’s attention could be diverted from most effectively managing our investments.

If we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital. The use of leverage to partially finance our investments, through borrowings from banks and other lenders, will increase the risk of investing in our common stock. If the value of our assets decreases, leveraging would cause our net asset value per share to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions. Leverage is generally considered a speculative investment technique.

Because we intend to distribute substantially all of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

In order to qualify for the tax benefits available to RICs and to avoid payment of excise taxes, we intend to distribute to our stockholders substantially all of our annual taxable income, except that we may retain certain net capital gains for investment, and treat such amounts as deemed distributions to our stockholders. If we elect to treat any amounts as deemed distributions, we must pay income taxes at the corporate rate on such deemed distributions on behalf of our stockholders. As a result of these requirements, we will likely need to raise capital from other sources to grow our business. As a business development company, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which includes all of our borrowings and any outstanding preferred stock, of at least 200%. These requirements limit the amounts we may borrow. Because we will continue to need capital to grow our investment portfolio, these limitations may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so.

While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms or at all. Also, as a business development company, we generally will not be permitted to issue equity securities at a price below net asset value per share without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value per share and share price could decline. Lastly, any additional equity raised will dilute the interest of current investors.

In selecting and structuring investments appropriate for us, our Adviser and Sub-Adviser will consider the investment and tax objectives of the Company and our stockholders as a whole, not the investment, tax or other objectives of any stockholder individually.

Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of disposition of our investments. As a consequence, conflicts of interest may arise in connection with decisions made by our Adviser and Sub-Adviser, including with respect to the nature or structuring of our investments that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders’ individual tax situations.

Risks Related to our Adviser and Its Affiliates

We will rely on our Adviser and its investment personnel for the selection of our assets and the monitoring of our investments.

We will have no internal employees. We will depend on the ability, diligence, skill and network of business contacts of our Adviser, our Sub-Adviser and their investment committee to identify potential investments, to negotiate such acquisitions, to oversee the management of the investments, and to arrange their timely disposition. We are the first business development company or registered investment company sponsored by our Adviser. The departure of any of the members of our Adviser or Sub-Adviser could have a material adverse effect on our ability to achieve our investment objectives. There can be no assurances that the individuals currently employed by the Adviser or Sub-Adviser who will manage our portfolio will continue to be employed by the Adviser or Sub-Adviser or that the Adviser or Sub-Adviser will be able to obtain suitable replacements if they leave. In addition, we can offer no assurance that our Adviser will remain our investment adviser, that our Sub-Adviser will remain our sub-adviser or that we will continue to have access to their investment professionals or their information and deal flow.

There are significant potential conflicts of interest which could adversely impact our investment returns.

Our executive officers and directors, and the principals of our Adviser and Sub-Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by their affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Faggen, our president and chief executive officer, and the president of our Adviser, as well as other members of TPCP and its affiliates who may also be members of the investment committee of our Adviser, manage and, following our offering, will continue to manage other funds which are currently in their investment phase or, though fully invested, are continuing to be actively managed. In addition, in the future, the principals of our Adviser or Sub-Adviser may manage other funds which may from time to time have overlapping investment objectives with ours and, accordingly, may invest in asset classes similar to those targeted by us. If this should occur, the principals of our Adviser and Sub-Adviser may face conflicts of interest in the allocation of investment opportunities to us and such other funds. Although our Adviser’s and Sub-Adviser’s investment professionals may endeavor to create independent teams to represent conflicting parties and to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by such other funds. In light of such potential conflicts, and as required under the Advisers Act, our Adviser has adopted a Code of Ethics that, among other things, is intended to provide a framework of principles and procedures for resolving conflicts of interest in a manner consistent with our Adviser’s fiduciary obligations to its clients.

The incentive fee we pay to our Adviser in respect of capital gains may be effectively greater than 20%.

As a result of the operation of the cumulative method of calculating the incentive fees on capital gains we pay to our Adviser, the cumulative aggregate incentive fee received by our Adviser could be effectively greater than 20%, depending on the timing and extent of subsequent net realized capital losses or net unrealized depreciation. For additional information on this calculation, see the disclosure in footnote 2 to Example 2 under the caption

“Investment Adviser Agreement — Overview of Our Investment Adviser — Incentive Fee.” We cannot predict whether, or to what extent, this payment calculation would affect your investment in our stock.

The involvement of our Adviser’s investment professionals in our valuation process may create conflicts of interest.

Our portfolio investments will generally not be in publicly-traded securities. As a result, the value of these securities will not be readily available. We will value these securities at fair value as determined in good faith by our board of directors. In connection with that determination, investment professionals from our Adviser will prepare valuations based upon the most recent financial statements and projected financial results available from our investments. The participation of our Adviser’s investment professionals in our valuation process could result in a conflict of interest as our Adviser’s management fee is based, in part, on our gross assets.

Our fee structure may induce our Adviser to cause us to borrow and make speculative investments.

We will pay management and incentive fees to our Adviser based on our total assets, including indebtedness. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after payment of such fees and other expenses resulting in a lower rate of return than one might achieve through direct investments. Our base management fee will be payable based upon our gross assets, which would include any borrowings. This may encourage our Adviser to use leverage to make additional investments and grow our asset base, which would involve the risks attendant to leverage discussed elsewhere in this prospectus. In addition, the incentive fee payable by us to our Adviser may create an incentive for it to use leverage and make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement, which could result in higher investment losses, particularly during cyclical economic downturns.

The incentive fee payable by us to our Adviser also may create an incentive for our Adviser to favor investments that have a deferred interest feature or no interest income, but higher potential total returns. As our Adviser has agreed to waive any incentive fee on current income which it could have received in accordance with the Advisers Act, it could potentially be incentivized to seek riskier investments with greater capital gains, while eschewing investments with an increased current income feature.

In view of these factors, among other things, our board of directors is charged with protecting our interests by monitoring how our Adviser addresses these and other potential conflicts of interests associated with its services and compensation. While our board of directors will not review or approve each investment, our independent directors will periodically review our Adviser’s services and portfolio decisions and performance, as well as the appropriateness of its compensation in light of such factors.

Risks Relating to Our Investments

Our investments may be risky, and we could lose all or part of our investment.

Investing in small and mid-sized companies involves a number of significant risks. Among other things, these companies:

●	May have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

●	May have limited financial resources and limited access to capital markets and may be unable to meet their obligations under their debt instruments, some of which we may hold or may be senior to us;

●	Are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company and, in turn, on us. As well, limited resources may make it difficult to attract the necessary talent or invest in the necessary infrastructure to help the company grow;

●	Generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

●	Generally have less publicly available information about their businesses, operations and financial condition. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.

We will invest primarily in privately-held companies. These investments are typically illiquid. As such, we may have difficulty exiting an investment promptly at a desired price or outside of a normal amortization schedule for debt investments. Private companies also have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. In addition, little public information generally exists about these companies, which may include a lack of audited financial statements and ratings by third parties. We must therefore rely on the ability of our Adviser to obtain adequate information to evaluate the potential risks of investing in these companies. These companies and their financial information may not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. These factors could affect our investment returns.

Our portfolio companies may incur debt that ranks equally with, or senior to, our debt investments in such companies.

For our debt investments, we intend to invest primarily in first lien, second lien and, to a lesser extent, subordinated debt issued by private U.S. companies, including middle market private U.S. companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any proceeds. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on a proportionate basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

If we make unsecured investments, those investments might not generate sufficient cash flow to service their debt obligations to us.

We may make unsecured debt investments and debt investments that are subordinated to other obligations of the obligor. Unsecured investments often reflect a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. If we make an unsecured investment in a company, that company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service its debt obligations to us and to more senior lenders.

If we invest in the securities and obligations of distressed and bankrupt issuers, we might not receive interest or other payments.

We are authorized to invest in the securities and obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer of those obligations might not make any interest or other payments.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

If one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or in instances where we exercise control over the borrower or render significant managerial assistance.

We generally will not control our portfolio companies in which we make debt investments.

We do not expect to control our portfolio companies in which we make debt investments, even though we may have board representation or board observation rights, and our debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we make debt investments may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our debt investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We may be subject to taxation based on our acquisition of instruments that do not generate cash flow.

We may make debt investments or finance transactions with debt instruments that may either be issued at a discount to their face value and provide no interest payments over the life of the instrument (also known as original discount bonds or OID), or we may receive warrants in connection with the origination of loans, or we may make debt investments from which we may receive payments in kind, or PIK, interest payments that are capitalized for some portion or over the life of the loan. Each of these types of instruments represent particular kinds of risk as they do not generate cash flow, though for tax purposes and for our status as a RIC they will require us to recognize income which must be taxed or distributed.

More specifically, for any warrants received we will be required to determine the cost basis of such warrants (or other equity related securities received) based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants (or other equity). Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the warrant or other equity instruments is treated as original issue discount for which we will be required to immediately recognize income. PIK loans generally represent a significantly higher credit risk than coupon loans. PIK loans have unreliable valuations because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral. PIK accruals may create uncertainty about the source of distributions to shareholders (that is, cash distributions might come from offering proceeds or our capital rather than income). Further, the deferral of PIK interest has the effect of increasing assets under management and, therefore, increasing the base management fee at a compounding rate, which may create the risk of non-refundable cash payments to the adviser based on accruals that may never be realized.

The lack of liquidity in our investments may adversely affect our business.

We will make private equity investments primarily in companies whose securities are not publicly-traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. Our investments will usually be subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in the companies in which we invest.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to the company or have the opportunity to increase our investment through the exercise of options or warrants to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative effect on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation, may dilute our interest in the company or may reduce the expected yield on the investment.

The companies in which we invest may incur debt that ranks equally with, or senior to, our investments in such companies.

We will invest in all levels of the capital structure of our portfolio companies. These companies may have, or may be permitted to obtain, additional financing which may rank equally with, or senior to, our investment. By their terms, such financings may entitle the holders to receive payments of interest or principal on or before the dates on which we are entitled to receive such payments. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a company, holders of instruments ranking senior to our investment would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior investors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of financing ranking equally with our investments, we would have to share on a proportionate basis any distributions with other investors holding such financing in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the portfolio company.

The disposition of our investments may result in contingent liabilities.

Most of our investments will involve private securities. In connection with their disposition, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that our representations turn out to be inaccurate or with respect to certain potential liabilities. These indemnification obligations may require us to pay money to the purchasers of our equity securities as satisfaction of their indemnity claims, which claims must be satisfied through our return of certain distributions previously made to us.

Second priority liens on collateral securing loans that we make to a company may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make to portfolio companies will be secured on a second priority basis by the same collateral securing such companies’ senior secured debt. The first priority liens on the collateral will secure the obligations of the companies to their senior lenders and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the senior loans. The holders of senior secured obligations will generally control the liquidation of the collateral and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before we receive any funding. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by second priority liens after payment in full of all senior secured obligations. If such proceeds are not sufficient to repay amounts owed to junior lenders, then we, to the extent we are not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to a company with outstanding senior debt may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the senior lenders. Under such agreements, at any time that senior secured obligations are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the senior secured obligations:: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We generally will not control companies to which we provide debt.

We do not expect to control portfolio companies in which we make debt investments, even though we may have board representation or board observation rights and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that the management of such a portfolio company may make business decisions with which we disagree or, as representative of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-publicly-traded companies, we may not be able to dispose of our interests in a portfolio company as readily as we would like or at an appropriate valuation. As a result, a company may make decisions that could decrease the value of our holdings.

We may incur lender liability as a result of our lending activities.

In recent years, a number of judicial decisions have upheld the right of borrowers and others to sue lending institutions on the basis of various evolving legal theories generally referred to as “lender liability.” Lender liability is generally based on the idea that a lender has either violated a contractual or implied duty of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in the creation of fiduciary duties owed to the borrower, its stockholders and its other creditors. As a lender, we may be subject to allegations of lender liability, which could be costly to defend and a distraction to our management and could result in significant liability.

Defaults by our portfolio companies will harm our operating results.

The failure of a portfolio company in which we make a debt investment to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the ability of the company to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company, which may include the waiver of certain financial covenants.

We may not realize gains from our private equity investments.

We will make direct private equity investments in portfolio companies. In addition, when we invest in certain debt investments, we may acquire warrants to purchase equity securities. Our goal in such investments will be primarily to realize gains upon our disposition of such equity interests. However, our equity interests may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our private equity investments, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests.

We will experience fluctuations in our quarterly operating results.

We will experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rates payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in, and the timing of, our recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied on as being indicative of our performance in future periods.

We may focus our investments in companies in a particular industry or industries.

If we focus our investments in companies in a particular industry or industries, any adverse conditions that disproportionately impact that industry or industries may have a magnified adverse effect on our operating results.

Risks Relating to Economic Conditions

Future disruptions or instability in capital markets could negatively impact our ability to raise capital and could have a material adverse effect on our business, financial condition and results of operations.

From time to time, the global capital markets may experience periods of disruption and instability, which could materially and adversely impact the broader financial and credit markets and reduce the availability to us of debt and equity capital. For example, between 2008 and 2009, instability in the global capital markets resulted in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the repricing of credit risk in the broadly syndicated credit market and the failure of major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. We believe that such value declines were exacerbated by widespread forced liquidations as leveraged holders of financial assets, faced with declining prices, were compelled to sell to meet margin requirements and maintain compliance with applicable capital standards. Such forced liquidations also impaired or eliminated many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets, caused extreme economic uncertainty and significantly reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While market conditions have experienced relative stability in recent years, there have been continuing periods of volatility and there can be no assurance that adverse market conditions will not repeat themselves in the future.

Future volatility and dislocation in the capital markets could create a challenging environment in which to raise or access capital. For example, the re-appearance of market conditions similar to those experienced from 2008 through 2009 for any substantial length of time could make it difficult to extend the maturity of or refinance our existing indebtedness or obtain new indebtedness with similar terms. Significant changes or volatility in the capital markets may also have a negative effect on the valuations of our investments. While most of our investments will not be publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity) and impairments of the market values or fair market values of our investments, even if unrealized, must be reflected in our financial statements for the applicable period, which could result in significant reductions to our net asset value for the period. With certain limited exceptions, we are only allowed to borrow amounts or issue debt securities if our asset coverage, as calculated pursuant to the Company Act, equals at least 200% immediately after such borrowing. Equity capital may also be difficult to raise during periods of adverse or volatile market conditions. Subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. If we are unable to raise capital or refinance existing debt on acceptable terms, then we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies. Significant changes in the capital markets may also affect the pace of our investment activity and the potential for liquidity events involving our investments. Thus, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes.

Adverse economic conditions or increased competition for investment opportunities could delay deployment of our capital, reduce returns and result in losses.

Adverse economic conditions may make it difficult to find suitable investments promptly, efficiently or effectively in a manner that is most beneficial to our stockholders. Any delay in investment, or inability to find suitable investments, could adversely affect our performance, retard or reduce distributions and reduce our overall return to investors. We will compete for investments with other BDCs and investment funds (including private equity funds and mezzanine funds), as well as commercial banks and other traditional financial services companies and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, increasingly make investments in small to mid-sized private U.S. companies. As a result, competition for investment opportunities in private U.S. companies is intense and may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring for portfolio companies than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure and, if we do, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of loss of capital. A significant part of our competitive advantage stems from the fact that the market for investments in private U.S. companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number or the size of our competitors in this target market could force us to accept less attractive investment terms. Further, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions imposed on us as a BDC.

Economic recessions or downturns could impair a company in which we invest and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. In that case, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our senior or second lien secured loans. A prolonged recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income, assets and net worth. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.

Changes in interest rates may affect our cost of capital and net investment income.

Since we intend to use debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. We expect that our long term fixed rate investments will be financed primarily with equity and long-term debt. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We may occasionally use interest rate risk management techniques, primarily in highly volatile market conditions, in an effort to limit our exposure to interest rate fluctuations, but we will not use such techniques as a means of enhancing our returns. These techniques may include various interest rate hedging activities to the extent permitted by the Company Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise.

Changes in financial regulations may have material adverse consequences to us and to our stockholders.

On July 21, 2010, the President signed into law the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act. The Dodd-Frank institutes a wide range of reforms that will have an impact on all financial institutions. Many of the requirements called for in the Dodd-Frank Act will be implemented over time, most of which will be subject to implementing regulations over the course of several years. Given the uncertainty associated with the manner in which the provisions of the Dodd-Frank Act will be implemented by the various regulatory agencies and through regulations, the full impact such requirements will have on our business, results of operations or financial condition is unclear. While we cannot predict what effect any changes in the laws or regulations or their interpretations would have on us as a result of the Dodd-Frank Act, these changes could be materially adverse to us and our stockholders.

Future changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations (including regulations under the Dodd-Frank Act) could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our Adviser to other types of investments in which our Adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with the Sarbanes-Oxley Act may adversely affect us.

We are subject to the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. Under current SEC rules, our management will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and related rules and regulations of the SEC. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to incur significant additional expenses in the near term, which may negatively impact our financial performance and our ability to pay distributions. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with the Sarbanes-Oxley Act and related rules and regulations, we may be adversely affected.

Terrorist attacks, acts of war or natural disasters may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to recent global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic or global economies and create additional uncertainties, which may negatively affect the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

Risks Related to Business Development Companies

The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and result of operations. Similarly, these rules could prevent us from making additional investments in companies in which we have invested, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time in order to comply with the Company Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments. Further, any failure by us to comply with the requirements imposed on BDCs by the Company Act could cause the SEC to bring an enforcement action against us or expose us to the claims of private litigants. In addition, if approved by a majority of our stockholders, we may elect to withdraw our status as a BDC. If we withdraw our election or otherwise fail to qualify, or maintain our qualification, as a BDC, we may be subject to substantially greater regulation under the Company Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility and could significantly increase our operating costs.

Risks Relating to the Ongoing Offering and Our Common Stock

Delays in the application of offering proceeds to our investment program may adversely affect our results.

To the extent that there are significant delays in the application of the initial or subsequent proceeds of this offering to our investment program, from time to time, due to market conditions, the relative lack of suitable investment candidates or the time needed for transaction due diligence and execution, it will be more difficult to achieve our investment objectives and our returns may be adversely affected.

Although we have offered to repurchase your shares on a quarterly basis through our share repurchase program, though the terms of any such repurchases will be limited. As a result you will have limited opportunities to sell your shares.

Beginning with the second quarter of 2016, we commenced offers to allow you to submit your shares on a quarterly basis for repurchase pursuant to our share repurchase program at a price equal to the net offering price for the applicable share class in effect as of the date of such repurchase. However, the share repurchase program includes numerous restrictions that limit your ability to sell your shares. We intend to limit the number of shares repurchased pursuant to our proposed share repurchase program as follows: (1) we currently intend to limit the number of shares repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan (at the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares); (2) we do not expect to repurchase shares in any calendar year in excess of 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in any quarter; and (3) to the extent that the number of shares submitted to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, we will have no obligation to repurchase shares if the repurchase would violate applicable restrictions on distributions under federal or Maryland law that prohibit distributions that would cause a corporation to fail to meet statutory tests of solvency. These limits may prevent us from accommodating all repurchase requests made in any year. Our board of directors may amend, suspend or terminate the repurchase program upon 30 days’ notice. We will notify you of such developments (1) in our quarterly reports or (2) by means of a separate mailing to you, accompanied by disclosure in a current or periodic report under the Exchange Act. During our offering, we will also include this information in a prospectus supplement or post-effective amendment to the registration statement, as then required under federal securities laws. In addition, although we have adopted a share repurchase program, we have discretion to not repurchase your shares, to suspend the plan, and to cease repurchases. Further, the plan has many limitations and should not be relied upon as a method to sell shares promptly and at a desired price.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our stockholders.

When we make quarterly repurchase offers pursuant to the share repurchase program, we may offer to repurchase shares at a price that is lower than the price you paid for shares of a class in our offering. As a result, to the extent you have the ability to sell your shares to us as part of our share repurchase program, the price at which you may sell your shares, which we expect to be the net offering price for the applicable share class in effect as of the date of such repurchase, may be lower than what you paid in connection with your purchase of shares in our offering.

In addition, if you choose to participate in our share repurchase program, you will be required to provide us with notice of your intent to participate prior to knowing what the net asset value per share will be on the repurchase date. Although you will have the ability to withdraw your repurchase request prior to the repurchase date, to the extent you seek to sell your shares to us as part of our periodic share repurchase program, you will be required to do so without knowledge of what the repurchase price of our shares will be on the repurchase date.

We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in the timeframe contemplated by our prospectus.

Delays in investing the net proceeds of our offering may impair our performance. We cannot assure you that we will be able to identify any investments that meet our investment objectives or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of our offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

In addition, even if we are able to raise significant proceeds in our offering, we will not be permitted to use such proceeds to co-invest with certain entities affiliated with our Adviser in transactions originated by our Adviser unless we first obtain an exemptive order from the SEC and receive approval from our independent directors. We have applied for an exemptive order, and the SEC has granted exemptive relief for co-investments to other BDCs in the past. However, there can be no assurance that we will obtain such relief.

We anticipate that, depending on market conditions, it may take us several months to invest the proceeds of our offering in securities meeting our investment objectives and providing sufficient diversification of our portfolio. During this period, we will invest the net proceeds of our offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objectives. As a result, any distributions that we pay during this period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objectives.

Your interest in us will be diluted if we issue additional shares, which could reduce the overall value of your investment.

Potential investors in our offering do not have preemptive rights to any shares we issue in the future. Pursuant to our charter, a majority of our entire board of directors may amend our charter to increase the number of our authorized shares of stock without stockholder approval. After your purchase in our offering, our board may elect to sell additional shares in this or future public offerings, issue equity interests in private offerings or issue share-based awards to our independent directors or to employees of our Adviser or Administrator. To the extent we issue additional equity interests after your purchase in our offering, your percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, you may also experience dilution in the book value and fair value of your shares.

Distribution Reinvestment Plan will dilute the interest of those who do not opt-in.

We currently have a distribution re-investment plan that requires participants to opt-in to re-invest distributions paid. For those investors who do not opt-in to the distribution re-investment plan their interest in the company will be diluted over time, relative to those investors who do opt-in to have their distributions used to purchase additional shares of our common stock.

We may issue preferred stock as a means to access additional capital, which could adversely affect common shareholders and subject us to specific regulation under the Company Act.

We may issue preferred stock as a means to increase flexibility in structuring future financings and acquisitions. However, preferred stock has rights and preferences that would adversely affect the holders of common stock, including preferences as to cash distributions and preferences upon the liquidation or dissolution of the Company. As well, every issuance of preferred stock will be required to comply with the requirements of the Company Act. The Company Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the Company Act require the separate vote of the holders of any issued and outstanding preferred stock.

Certain provisions of our charter and bylaws as well as provisions of the Maryland General Corporation Law could deter takeover attempts and have an adverse impact on the value of our common stock.

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire us. Under the Maryland General Corporation Law, “control shares” acquired in a “control share acquisition” have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares owned by the acquirer, by officers or by employees who are directors of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act under the Maryland General Corporation Law any and all acquisitions by any person of our shares of stock. Our board may amend the bylaws to remove that exemption in whole or in part without stockholder approval if our board determines that removing that exemption is in our best interest and the best interests of our stockholders. The Control Share Acquisition Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer. Under the Maryland General Corporation Law, specified “business combinations,” including certain mergers, consolidations, issuances of equity securities and other transactions, between a Maryland corporation and any person who owns 10% or more of the voting power of the corporation’s outstanding voting stock, and certain other parties, (each an “interested stockholder”), or an affiliate of the interested stockholder, are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. Thereafter any of the specified business combinations must be approved by a super majority vote of the stockholders unless, among other conditions, the corporation’s common stockholders receive a minimum price for their shares. See “Description of Our Securities—Business Combinations.”

Under the Maryland General Corporation Law, certain statutory provisions permit a corporation that is subject to the Exchange Act and that has at least three outside directors to be subject to certain corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws. Among other provisions, a board of directors may classify itself without the vote of stockholders. Further, the board of directors, by electing into certain statutory provisions and notwithstanding any contrary provision in the charter or bylaws, may (i) provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting, (ii) reserve for itself the right to fix the number of directors, and (iii) retain for itself the exclusive power to fill vacancies created by the death, removal or resignation of a director. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. We are not prohibited from implementing any or all of the statute.

Additionally, our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and our board of directors may, without stockholder action, amend our charter to increase the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the value of our common stock.

Federal Income Tax Risks

We may be subject to certain corporate-level taxes regardless of whether we continue to qualify as a RIC

To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements. See “Material U.S. Federal Income Tax Considerations.”

●	The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gain in excess of realized net long-term capital loss, if any. We will be subject to corporate-level U.S. federal income tax on any of our undistributed income or gain. Additionally, we will be subject to a 4% nondeductible federal excise tax to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar-year basis. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the Company Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

●	The income source requirement will be satisfied if we obtain at least 90% of our gross income for each year from distributions, interest, gains from the sale of stock or securities or similar sources.

●	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities; if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly-traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. We may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind (“PIK”) interest, or issued with warrants, or, in certain cases, with increasing interest rates), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

You may receive shares of our common stock as distributions, which could result in adverse tax consequences to you.

In order to satisfy the annual distribution requirement applicable to RICs, we may have the ability to declare a portion of a distribution in shares of our common stock instead of in cash. As long as a portion of such distribution is paid in cash (which portion can be as low as 10% for our taxable years ending on or before December 31) and certain requirements are met, the entire distribution to the extent of our current and accumulated earnings and profits would be a dividend for U.S. federal income tax purposes. As a result, a stockholder would be taxed on the entire distribution in the same manner as a cash distribution, even though a portion of the distribution was paid in shares of our common stock.

You may have current tax liability on distributions you elect to reinvest in our common stock but would not receive cash from such distributions to pay such tax liability.

If you participate in our distribution reinvestment plan, you will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in our common stock to the extent the amount reinvested was not a tax-free return of capital. As a result, unless you are a tax-exempt entity, you may have to use funds from other sources to pay your tax liability on the value of our common stock received from the distribution.

If we do not qualify as a “publicly offered regulated investment company,” as defined in the Code, you will be taxed as though you received a distribution of some of our expenses.

A “publicly offered regulated investment company” is a regulated investment company whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered regulated investment company for any period, a non-corporate shareholder’s pro rata portion of our affected expenses, including our management fees, will be treated as an additional distribution to the shareholder and will be deductible by such shareholder only to the extent permitted under the limitations described below. For non-corporate shareholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered regulated investment company, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible to an individual only to the extent they exceed 2% of such a shareholder’s adjusted gross income, and are not deductible for alternative minimum tax purposes. While we anticipate that we will constitute a publicly offered regulated investment company after our first tax year, there can be no assurance that we will in fact so qualify for any of our taxable years.

Item 1B.	Unresolved Staff Comments

There are no unresolved comments at this time.

Item 2.	Properties

We do not own any real estate or other physical properties materially important to our operation. We believe that the office facilities of the Advisor are suitable and adequate for our business as it is contemplated to be conducted.

Item 3.	Legal Proceedings

None of us, our Advisors or our Administrator, is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our Advisors or Administrator. From time to time, we, our Advisors or Administrator may be a party to certain legal proceedings in the ordinary course of, or incidental to the normal course of, our business, including the enforcement of our rights under contracts with our portfolio companies. While we cannot predict the outcome of these legal proceedings with certainty, we do not expect that these proceedings will have a material adverse effect on our results of operations or financial condition.

Item 4.	Mine Safety Disclosures

Not applicable.

PART II

Item 5.	Market for Registrant’s Common Equity, Related Shareholder Matters and Issuer Purchases of Equity Securities

Market Information

There is no established public trading market for our common stock, and we do not expect one to develop. Therefore, there is a risk that a shareholder may not be able to sell our stock at a time or price acceptable to the shareholder, or at all.

Continuous Public Offering of Common Stock

We are currently selling our shares of common stock on a continuous basis. On June 14, 2011, our company filed our Registration Statement with the SEC to register our Offering. The Registration Statement was declared effective by the SEC on September 4, 2012 and our company commenced its initial Offering. Our initial offering terminated on March 1, 2016 and we commenced the follow-on offering of our shares on March 17, 2016.

In our ongoing follow-on offering, we are currently offering at an offering price of $13.21 per share. However, if our net asset value increases, our offering price will be adjusted to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. Therefore, persons who subscribe for shares of our common stock in our offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. In connection with each closing of sales of our shares in our offering, our board of directors or a committee thereof is required within 48 hours of the time of such closing, to make the determination that we are not selling shares of our common stock at a price which, after deducting the sales load, is below our then current net asset value per share. The board of directors or a committee thereof will consider the following factors, among others, in making such determination:

●	The net asset value per share of our common stock disclosed in the most recent periodic report we filed with the SEC;

●	Our management’s assessment of whether any material change in our net asset value per share has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value per share to the period ending two days prior to the date of the closing; and

●	The magnitude of the difference between the net asset value per share disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value per share since the date of the most recently disclosed net asset value per share, and the offering price of the shares of our common stock at the date of closing.

Importantly, this determination does not require that we calculate net asset value per share in connection with each closing and sale of shares of our common stock, but instead it involves the determination by the board of directors or a committee thereof that, at the time at which the closing and sale is made, we are not selling shares of our common stock at a price which, after deducting the sales load, is materially below the then current net asset value per share.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price which, after deducting the sales load, is materially below the then current net asset value per share of our common stock at the time at which the closing and sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if our net asset value per share fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the closing until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value per share within two days prior to any such sale to ensure that such sale will not be at a price which, after deducting the sales load, is materially below our then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value per share to ensure that such undertaking has not been triggered.

As of December 31, 2017, 1,417,233.32 shares were outstanding, 16,549.18 of which are held by our Adviser, Triton Pacific Adviser. Set forth below is a chart that presents the use of proceeds from the Offering since we commenced our Offering on September 4, 2012.

	Year Ended December 31,
	2017		2016		2015		2014		2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Gross proceeds from Offering	440,963.13	6,385,593	444,847.84	6,683,706	296,713.69	$4,404,003	214,659.24	$3,144,219	7,315.00	$98,753
Reinvestment of Distributions	22,461.05	291,697	15,548.74	215,591	6,789.86	96,756	-	-	-	-
Commissions and Dealer Manager Fees		(606,188)		(581,515)	-	(398,363)	-	(246,272)	-	-
Net Proceeds to Company from Share Transactions	463,424.18	$6,071,102	460,396.58	$6,317,782	303,503.55	$4,102,396	214,659.24	$2,897,947	7,315.00	$98,753

Holders

Set forth below is a chart describing the single class of our securities outstanding as of April 2, 2018:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column 3
Class A Common Stock	37,500,000	—	1,486,166.98
Class T Common Stock	37,500,000	—	—

As of April 2, 2018, we had 663 record holders of our common stock. No shares of our common stock have been authorized for issuance under any equity compensation plan. Effective March 2, 2016, all shares of our common stock issued and outstanding at that time were automatically converted into an equal number of shares of Class A common stock.

Repurchase Program

The Company intends to continue to conduct quarterly tender offers pursuant to its share repurchase program. The Company’s board of directors will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase shares of common stock and under what terms:

●	the effect of such repurchases on the Company’s qualification as a RIC (including the consequences of any necessary asset sales);
●	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);
●	the Company’s investment plans and working capital requirements;
●	the relative economies of scale with respect to the Company’s size;
●	the Company’s history in repurchasing shares of common stock or portions thereof; and
●	the condition of the securities markets.

The Company currently intends to limit the number of shares of common stock to be repurchased during any calendar year to the number of shares of common stock it can repurchase with the proceeds it receives from the issuance of shares of common stock under its distribution reinvestment plan. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from the liquidation of securities investments as of the end of the applicable period to repurchase shares of common stock. In addition, the Company will limit the number of shares of common stock to be repurchased in any calendar year to 10% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter, though the actual number of shares of common stock that the Company offers to repurchase may be less in light of the limitations noted above.

Our board of directors reserves the right, in its sole discretion, to limit the number of shares to be repurchased for each class by applying the limitations on the number of shares to be repurchased, noted above, on a per class basis. We further anticipate that we will offer to repurchase such shares on each date of repurchase at a price equal to 90% of the current offering price on each date of repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that shareholders submit for repurchase. If we do not repurchase the full amount of the shares that shareholders have requested to be repurchased, or we determine not to make repurchases of our shares, shareholders may not be able to dispose of their shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the Company Act.

The following table provides information concerning the Company’s repurchase of shares of common stock during the years ended December 31, 2017 and 2016 (no repurchases prior to fiscal year 2016):

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Average Price Paid per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2018
March 31, 2018	March 28, 2018	6,388.01	11%	$12.11	$77,359
Total		6,388.01	11%	12.11	77,359
Fiscal 2017
March 31, 2017	January 20, 2017	8,482.60	27%	$13.87	$117,654
June 30, 2017	May 12, 2017	1,936.81	6%	13.55	26,244
September 30, 2017	September 25, 2017	5,968.22	9%	12.30	73,409
December 31, 2017	December 22,2017	6,212.40	10%	12.11	75,232
Total		22,600.03	12%	12.94	292,539
Fiscal 2016
September 30, 2016	July 15, 2016	8,482.60	50%	$13.80	$117,060
December 31, 2016	October 14, 2016	8,482.60	48%	13.80	117,060
Total		16,965.20	49%	$13.80	$234,120

Recent Sales of Unregistered Securities

There were no sales of unregistered securities in the year ended December 31, 2017.

Distributions

On January 15, 2015, our board of directors declared a quarterly cash distribution for the fourth quarter of 2014 of $0.07545 per share payable on January 30, 2015, to shareholders of record as of January 20, 2015. In addition, on April 2, 2015, our board of directors declared a cash distribution for the first quarter of 2015 of $0.116 per share payable on April 13, 2015, to shareholders of record as of April 6, 2015. Commencing in April 2015, and subject to our board of directors’ discretion and applicable legal restrictions, our board of directors began to authorize and declare a monthly distribution amount per share of our common stock, payable in advance. We will then calculate each stockholder’s specific distribution amount for the month using record and declaration dates, and your distributions will begin to accrue on the date we accept your subscription for shares of our common stock. To date, we have paid monthly distributions as follows (all distributions to date have been to Class A Shares):

	Distribution
Fiscal 2017	Per Share	Amount
January 27, 2017	$0.04000	39,407
February 24, 2017	$0.04000	41,323
March 23, 2017	$0.04000	42,513
April 27, 2017	$0.04000	44,526
May 25, 2017	$0.04000	46,364
June 23, 2017	$0.04000	47,861
July 21, 2017	$0.04000	48,678
August 29, 2017	$0.03417	44,767
September 28, 2017	$0.03417	45,500
October 26, 2017	$0.03417	46,109
November 27, 2017	$0.03370	46,685
December 26, 2017	$0.03370	47,326

Fiscal 2016
January 22, 2016	$0.04500	$25,244
February 16, 2016	$0.04500	$26,477
March 23, 2016	$0.04500	$30,271
April 21, 2016	$0.04500	$32,832
May 19, 2016	$0.04500	$34,950
June 23, 2016	$0.04500	$36,206
July 21, 2016	$0.04000	$32,318
August 25, 2016	$0.04000	$33,293
September 22, 2016	$0.04000	$33,877
October 20, 2016	$0.04000	$35,164
November 18, 2016	$0.04000	$37,327
December 20, 2016	$0.04000	$38,091

Fiscal 2015
January 20, 2015	$0.07545	$17,314
April 13, 2015	$0.11600	$28,334
April 29, 2015	$0.04000	$9,880
May 29, 2015	$0.04000	$12,634
June 29, 2015	$0.04000	$13,295
July 30, 2015	$0.04000	$13,676
August 28, 2015	$0.04000	$14,511
September 29, 2015	$0.04000	$16,287
October 22.2015	$0.04500	$19,484
November 25, 2015	$0.04500	$21,169
December 24, 2015	$0.04500	$23,491

The per share amount of distributions on Class A and Class T shares will likely differ because of different allocations of class-specific expenses. For example, distributions on Class T shares will likely be lower than on Class A shares because Class T shares are subject to an annual distribution fee for a period of time. From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. For example, our board of directors may periodically declare stock distributions in order to reduce the net asset value per share of a share class if necessary to ensure that we do not sell shares of the applicable class at a price per share, after deducting upfront selling commissions, if any, that is below the net asset value per share of the applicable class. The timing and amount of any future distributions to stockholders will be subject to applicable legal restrictions and the sole discretion of our board of directors.

We may fund our cash distributions to stockholders from any sources of funds legally available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from our Adviser. We have not established limits on the amount of funds we may use from available sources to make distributions. To date, all distributions have been funded solely from net investment income from operations and capital gains proceeds from the sale of assets.

It is possible that a portion of the distributions we make will represent a return of capital. A return of capital generally is a return of stockholders’ investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with our continuous public offering, including any fees payable to our Adviser. Moreover, a return of capital will generally not be taxable, but will reduce each stockholder’s cost basis in our common stock, and will result in a higher reported capital gain or lower reported capital loss when the common stock on which such return of capital was received is sold. Stockholders will be notified of the sources of our distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital). See “Material U.S. Federal Income Tax Considerations.”

We intend to make our regular distributions in the form of cash, out of assets legally available for distribution, unless stockholders elect to receive their distributions in additional shares of our common stock under our distribution reinvestment plan. Although distributions paid in the form of additional shares of common stock will generally be subject to U.S. federal, state, and local taxes in the same manner as cash distributions, stockholders who elect to participate in our distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. Stockholders receiving distributions in the form of additional shares of common stock will be treated as receiving a distribution in the amount of the fair market value of our shares of common stock. If stockholders hold shares in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in additional shares of our common stock under our distribution reinvestment plan in lieu of cash.

To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gain in excess of realized net long-term capital loss, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute, or be deemed to distribute, during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98% of our capital gain in excess of capital loss for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gain for preceding years that were not distributed during such years and on which we paid no U.S. federal excise tax. We can offer no assurance that we will achieve results that will permit the payment of any distributions and, if we issue senior securities, we will be prohibited from paying distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the Company Act or if distributions are limited by the terms of any of our borrowings.

We have adopted an “opt in” distribution reinvestment plan for our common stockholders. As a result, if we make a distribution, then stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of our common stock.

We intend to use newly issued shares to implement the plan. The number of shares we will issue to you is determined by dividing the total dollar amount of the distribution payable to you by a price equal to the net offering price in effect that shares of the class are sold in the offering on such closing date, or if there is then no current offering, the most recent net asset value per share of the class of the Company’s shares as determined by our board of directors.

There will be no sales load or other sales charges to you if you elect to participate in the distribution reinvestment plan. We will pay our Administrator’s fees for its services with respect to the plan.

If you receive distributions in the form of stock, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Your basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

The company’s net investment income (loss) on a tax basis for the years ended December 31, 2017, 2016 and 2015 was $(192,563), $335,572, and $174,880, respectively. As of December 31, 2017, 2016, and 2015, the Company had $(2,126,246), $32,116, and $189,124, respectively, of undistributed (overdistributed) net investment income and realized gains on a tax basis.

The following table sets forth a reconciliation between GAAP-basis net investment income (loss) and tax-basis net investment income (loss) during the years ended December 31, 2017, 2016 and 2015:

	Year Ended December 31,
	2017	2016	2015
GAAP basis net investment income (loss)	$(192,229)	$370,788	$140,492
Reversal of incentive fee accrual on unrealized gains	(334)	(35,216)	35,550
Other book-tax differences	-	-	(1,162)
Tax-basis net investment income (loss)	$(192,563)	$335,572	$174,880

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

As of December 31, 2017, 2016 and 2015, the components of accumulated earnings on a tax basis were as follows:

	Year Ended December 31,
	2017	2016	2015
Distributable realized gains (long-term capital gains)	$65,363	$21,925	$2,192
Distributable ordinary income (loss) (income and short-term capital gains (loss))	(677,099)	8,525	9,184
Net unrealized appreciation (depreciation) on investments	(1,514,510)	1,666	177,748
Total	$(2,126,246)	$32,116	$189,124

There is no material difference between the aggregate book cost and tax costs of the Company’s investments for federal income tax purposes.

Item 6.	Selected Financial Data

The following selected financial data for the year ended December 31, 2017, 2016, 2015, 2014 and 2013 is derived from our financial statements. The following selected financial data for Triton Pacific Investment Company, Inc. should be read in conjunction with “Item 7.—Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Item 8. —Financial Statements and Supplementary Data” included elsewhere in this report.

						Period from
						April 29, 2011
	Year Ended December 31,					(Inception) to
	2017	2016	2015	2014	2013	December 31, 2012 (x)
Statements of operations data:
Total investment income	$817,448	$440,748	$176,042	$16,319	$-	$-
Operating expenses
Total operating expenses	1,090,524	741,022	620,548	249,465	311,507	79,733
Less: Expense reimbursement from sponsor	(80,847)	(671,062)	(584,998)	(249,357)	(391,240)	-
Net operating expenses	1,009,677	69,960	35,550	108	(79,733)	79,733
Net investment income (loss)	(192,229)	370,788	140,492	16,211	79,733	(79,733)
Total net realized and unrealized gain (loss) on investments	(1,424,740)	(156,351)	185,858	1,087	-	-
Net increase (decrease) in net assets resulting from operations	$(1,616,969)	$214,437	$326,350	$17,298	$79,733	$(79,733)
Per share data:
Net investment income (loss)—basic(1)	$(0.16)	$0.48	$0.41	$0.14	$7.47	$(26.88)
Net investment income (loss)—diluted(1)	(0.16)	0.48	0.41	0.14	6.81	(26.88)
Net increase (decrease) in net assets resulting from operations—basic(1)	$(1.34)	$0.34	$0.82	$0.15	$7.47	(26.88)
Net increase (decrease) in net assets resulting from operations—diluted(1)	(1.34)	0.34	0.82	0.15	6.81	(26.88)
Distributions declared(2)	$0.45	$0.51	$0.57	$-	$-	$-
Balance sheet data:
Total assets	$18,114,859	$14,565,014	$7,611,888	$3,667,097	$1,328,628	$532,425
Total liabilities	1,265,622	1,336,312	285,235	569,193	1,128,625	510,908
Total net assets	$16,849,237	$13,228,702	$7,326,653	$1,916,867	$200,003	$21,517
Other data:
Total return(3)	-8.9%	2.2%	6.1%	0.0%	0.0%	0.0%
Number of portfolio company investments at period end	32	35	22	10	0	0
Total portfolio investments for the period	$7,112,875	$6,285,875	$4,270,750	$1,725,001	$-	$-
Proceeds from sales and prepayments of investments	$4,308,024	$1,110,406	$414,971	$255,663	$-	$-

Weighted average common shares outstanding - basic and diluted	1,203,418	777,680	339,304	114,991	11,713

(1)	The per share data was derived by using the weighted average shares outstanding during the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

(2)	The per share data for distributions reflects the actual amount of distributions paid per share during the applicable period.

(3)	The total return for each year presented was calculated by taking the net asset value per share as of the end of the applicable year, adding the cash distributions per share which were declared during the applicable year.

Item 7.	Management’s Discussion and Analysis of Financial Condition and Results of Operations Statement Regarding Forward-Looking Information

The following discussion and analysis should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this annual report on Form 10-K.

Except as otherwise specified, references to “we,” “us,” “our,” or the “Company,” refer to Triton Pacific Investment Corporation, Inc.

Forward-Looking Statements

Some of the statements in this annual report on Form 10-K constitute forward-looking statements, which relate to future events or our performance or financial condition. The forward-looking statements contained in this annual report on Form 10-K involve risks and uncertainties, including, but not limited to, statements as to:

●	our future operating results;
●	our business prospects and the prospects of our portfolio companies;
●	changes in the economy;
●	risk associated with possible disruptions in our operations or the economy generally;
●	the effect of investments that we expect to make;
●	our contractual arrangements and relationships with third parties;
●	actual and potential conflicts of interest with Triton Pacific Adviser, LLC and its affiliates;
●	the dependence of our future success on the general economy and its effect on the industries in which we invest;
●	the ability of our portfolio companies to achieve their objectives;

●	the use of borrowed money to finance a portion of our investments;
●	the adequacy of our financing sources and working capital;
●	the timing of cash flows, if any, from the operations of our portfolio companies;
●	the ability of Triton Pacific Adviser, LLC and its Sub-Adviser to locate suitable investments for us and to monitor and administer our investments;
●	the ability of Triton Pacific Adviser, LLC, its Sub-Adviser and its affiliates to attract and retain highly talented professionals;
●	our ability to qualify and maintain our qualification as a RIC and as a BDC; and
●	the effect of changes in laws or regulations affecting our operations or to tax legislation and our tax position.

Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” or similar expressions. The forward looking statements contained in this annual report involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth as “Risk Factors” in this annual report on Form 10-K and in our last post-effective, amended registration statement filed on form N-2 dated May 2, 2017, filed with the SEC on May 2, 2017.

We have based the forward-looking statements included in this report on information available to us on the date of this report, and we assume no obligation to update any such forward-looking statements. Actual results could differ materially from those anticipated in our forward-looking statements, and future results could differ materially from historical performance. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including quarterly reports on Form 10-Q, annual reports on Form 10-K, and current reports on Form 8-K.

Overview

We are a publicly registered, non-traded fund focused on private equity, structured as a business development company that primarily makes equity, structured equity, and debt investments in small to mid-sized private U.S. companies.  Structured equity refers to derivative investment products, including convertible notes and warrants, designed to facilitate highly customized risk-return objectives. Our private equity investments will generally take the form of direct investments in common and preferred equity, as well as structured equity investments such as convertible notes and warrants. We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Company Act. Triton Pacific Adviser, LLC (“Triton Pacific Adviser”), which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”) serves as our investment adviser and TFA Associates, LLC serves as our administrator. Each of these companies is affiliated with Triton Pacific Group, Inc., a private equity investment management firm, and its subsidiary, Triton Pacific Capital Partners, LLC (“TPCP”), a private equity investment fund management company, each focused on debt and equity investments in small to mid-sized private companies.

We primarily make debt investments likely to generate current income and equity investments in small to mid-sized private U.S. companies either alone or together with other private equity sponsors. Our investment objective is to generate current income and long-term capital appreciation.

Triton Pacific Adviser is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. In addition, we have elected and intend to annually qualify to be treated, for U.S. federal income tax purposes, as a regulated investment company (“RIC”), under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Our investment objectives are to maximize our investment portfolio’s total return by generating long-term capital appreciation from our private equity investments and current income from our debt investments. We intend to make both our debt and private equity investments in small to mid-sized private U.S. companies either alone or together with other private equity sponsors.

We are offering for sale a maximum of $300,000,000 of our common stock. We commenced our initial continuous public offering of shares through our initial registration statement (File No. 333-174873) that was declared effective by the SEC on September 4, 2012. Rule 415 promulgated under the Securities Act requires that a registration statement not be used for more than three years from its effective date, subject to a 180-day grace period. On September 2, 2015, we filed a registration statement with the SEC (File No. 333-206730) in order to continue our continuous public offering of shares for an additional three years or until all of the shares registered herein are sold. The registration statement for our follow-on offering was declared effective by the SEC on March 17, 2016 and our most-recent post-effective amendment to our registration was declared effective by the SEC on May 3, 2017. As of April 2, 2018, we have sold a total of 1,486,166.98 shares of common stock for gross proceeds of approximately $21,818,725, including shares issued pursuant to our distribution reinvestment plan in the amount of $686,577, including the reduction due to $604,017 in shares repurchased pursuant to the Company’s Repurchase Program, and 14,815 shares of common stock sold to Triton Pacific Adviser in exchange for gross proceeds of $200,003.

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and long-term capital appreciation from our equity investments. We will seek to meet our investment objectives by:

-Focusing primarily on debt and equity investments in small and mid-sized private U.S. companies, which we define as companies with annual revenue of from $10 million to $ 250 million at the time of investment;

-Leveraging the experience and expertise of our Adviser, its Sub-Adviser and its affiliates in sourcing, evaluating and structuring transactions;

-Employing disciplined underwriting policies and rigorous portfolio management;

-Developing our equity portfolio through our Adviser’s Value Enhancement Program, more fully discussed below in “Investment Objectives and Policies – Investment Process”; and

-Maintaining a well-balanced portfolio.

We intend to be active in both debt and equity investing. We will seek to provide current income to our investors through our debt investments while seeking to enhance our investors’ overall returns through long term capital appreciation of our equity investments. We intend to be opportunistic in our investment approach, allocating our investments between debt and equity, depending on:

-Investment opportunities

-Market conditions

-Perceived Risk

Depending on the amount of capital we raise in the Offering and subject to subsequent changes in our capital base, we expect that our investments will generally range between $250,000 and $25 million per portfolio company, although this range may change in the discretion of our Adviser, subject to oversight by our board of directors. Prior to raising sufficient capital to finance investments in this range and as a strategy to manage excess cash, we may make smaller and differing types of investments in, for example, high quality debt securities, and other public and private yield-oriented debt and equity securities, directly and through our Sub-Adviser.

Our Adviser has engaged ZAIS to act as our investment sub-adviser. ZAIS assists our Adviser with identifying, evaluating, negotiating and structuring syndicated debt investments and makes investment recommendations for approval by our Adviser. ZAIS is a Delaware limited liability company and is a registered investment adviser under the Advisers Act and had approximately $4.51 billion in assets under management as of December 31, 2017. ZAIS is not an affiliate of us or our Adviser and does not own any of our shares.

We will generally source our private equity investments through third party intermediaries and our debt investments primarily through our Adviser and Sub-Adviser. We will invest only after we conduct a thorough evaluation of the risks and strategic opportunities of an investment and a price (or interest rate in the case of debt investments) has been established that reflects the intrinsic value of the investment opportunity. We will endeavor to identify the best exit strategy for each private equity investment, including methodology (for example, a sale, company redemption, or public offering) and an appropriate time horizon. We will then attempt to influence the growth and development of each portfolio company accordingly to maximize our potential return on investment using such exit strategy or another strategy that may become preferable due to changing market conditions. We anticipate that the holding period for most of our private equity investments will range from four to six years, but we will be flexible in order to take advantage of market opportunities or to overcome unfavorable market conditions.

We intend to generate the majority of our current income by investing in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of small to mid-sized private U.S. companies. We may purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans or directly from our target companies as primary market investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. The senior secured and second lien secured loans in which we invest generally will have stated terms of three to seven years and any subordinated investments that we make generally will have stated terms of up to ten years. However, there is no limit on the maturity or duration of any security we may hold in our portfolio. The loans in which we intend to invest are often rated by a nationally recognized ratings organization, and generally carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service or lower than “BBB-” by Standard & Poor’s Corporation – also known as “junk bonds”). However, we may also invest in non-rated debt securities.

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest alongside our Adviser, including TPCP and certain of its affiliates, unless we obtain an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term, and approval from our independent directors. We have applied for an exemptive relief order for co-investments, though there is no assurance that such exemptions will be granted, and in either instance, conflicts of interests with affiliates of our Adviser might exist. Should such conflicts of interest arise, we and the Adviser have developed policies and procedures for dealing with such conflicts which require the Adviser to (i) execute such transactions for all of the participating investment accounts, including ours, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the then-current investment objectives and portfolio positions of each party, and any other factors deemed appropriate and (ii) endeavor to obtain the advice of Adviser personnel not directly involved with the investment giving rise to the conflict as to such appropriateness and other factors as well as the fairness to all parties of the investment and its terms. We intend to make all of our investments in compliance with the Company Act and in a manner that will not jeopardize our status as a BDC or RIC.

As a BDC, we are permitted under the Company Act to borrow funds to finance portfolio investments. To enhance our opportunity for gain, we intend to employ leverage as market conditions permit, but, as required under the Company Act, in no event will our leverage exceed 50% of the value of our assets. While we have not yet determined the amount of leverage we will use, we do not currently anticipate that we would approach the 50% maximum level frequently or at all. The use of leverage, although it may increase returns, may also increase the risk of loss to our investors, particularly if the level of our leverage is high and the value of our investments declines.

Revenues

We generate revenue in the form of dividends, interest and capital gains on the debt securities and equity interests that we hold. In addition, we may generate revenue from our portfolio companies in the form of commitment, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees. Any such fees will be recognized as earned.

Expenses

Our primary operating expenses will be the payment of advisory fees and other expenses under the investment advisory agreement. The advisory fees will compensate our Adviser for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments.

We will bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

-corporate and organizational expenses relating to offerings of our common stock, subject to limitations included in the investment advisory and management services agreement;

-the cost of calculating our net asset value, including the cost of any third-party valuation services;

-the cost of effecting sales and repurchase of shares of our common stock and other securities;

-investment advisory fees;

-fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

-transfer agent and custodial fees;

-fees and expenses associated with marketing efforts;

-federal and state registration fees;

-federal, state and local taxes;

-independent directors’ fees and expenses;

-costs of proxy statements, stockholders’ reports and notices;

-fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

-direct costs such as printing, mailing, long distance telephone, and staff;

-fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act;

-costs associated with our reporting and compliance obligations under the Company Act and applicable federal and state securities laws;

-brokerage commissions for our investments;

-legal, accounting and other costs associated with structuring, negotiating, documenting and completing our investment transactions;

-all other expenses incurred by our Adviser, in performing its obligations, subject to the limitations included in the investment advisory agreement; and

-all other expenses incurred by either our Administrator or us in connection with administering our business, including payments to our Administrator under the administration agreement that will be based upon our allocable portion of its overhead and other expenses incurred in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief executive officer, chief compliance officer and chief financial officer and their respective staffs.

Reimbursement of TFA Associates, LLC for Administrative Services

We will reimburse TFA Associates for the administrative expenses necessary for its performance of services to us. Such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. However, such reimbursement is made in an amount equal to the lower of the Administrator’s actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location. We will not reimburse our Administrator for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of TFA Associates.

Portfolio and Investment Activity

During the year ended December 31, 2017, we made investments in portfolio companies totaling $7,112,875. During the same period, we sold investments for proceeds of $1,171,394 and received principal repayments of $3,136,630. As of December 31, 2017, our investment portfolio, with a total fair value of $12,035,538, consisted of interests in 32 portfolio companies (63.9% in first lien senior secured loans, 31.6% in second lien senior secured loans, and 4.5% in equity). The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $162.3 million. As of December 31, 2017, the investments in our portfolio were purchased at a weighted average price of 98.3% of par or stated value, the weighted average credit rating of the investments in our portfolio that were rated (constituting 95.5% of our portfolio based on the fair value of our investments) was B2 based upon the Moody’s scale. Our estimated gross annual portfolio yield was 7.06% based upon the amortized cost of our investments and was 7.78% on the debt portfolio alone. Our gross annual portfolio yield represents the expected yield to be generated by us on our investment portfolio based on the composition of our portfolio as of December 31, 2017. The portfolio yield does not represent an actual investment return to stockholders.

Total Portfolio Activity

The following tables present certain selected information regarding our portfolio investment activity for the years ended December 31, 2017, 2016 and 2015:

	Year Ended December 31,
Net Investment Activity	2017	2016	2015
Purchases	$7,112,875	6,285,875	$4,270,750
Sales and Redemptions	(4,308,024)	(1,110,406)	(414,971)
Net Portfolio Activity	$2,804,851	$5,175,469	$3,855,779

The following table presents the composition of the total purchases for the years ended December 31, 2017, 2016 and 2015.

	December 31, 2017		December 31, 2016		December 31, 2015
	Purchases	Percentage of Portfolio	Purchases	Percentage of Portfolio	Purchases	Percentage of Portfolio
Senior Secured Loans—First Lien	$4,392,250	62%	$5,083,375	81%	$1,477,625	35%
Senior Secured Loans—Second Lien	2,720,625	38%	1,202,500	19%	943,125	22%
Subordinated Debt	-	0%	-	0%	600,000	14%
Equity/Other	-	0%	-	0%	1,250,000	29%
Total	$7,112,875	100%	$6,285,875	100%	$4,270,750	100%

The following tables summarize the composition of our investment portfolio at amortized cost and fair value as of December 31, 2017, 2016 and 2015:

	December 31, 2017			December 31, 2016			December 31, 2015
	Investments at Amortized Cost(1)	Investments at Fair Value	Fair Value Percentage of Total Portfolio	Investments at Amortized Cost(1)	Investments at Fair Value	Fair Value Percentage of Total Portfolio	Investments at Amortized Cost(1)	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured Loans—First Lien	$7,714,423	7,690,952	64%	$6,680,615	6,761,313	64%	$2,426,089	$2,389,377	43%
Senior Secured Loans—Second Lien	3,919,236	3,806,683	32%	2,024,991	1,967,658	19%	1,065,681	1,041,875	19%
Subordinated Debt	666,389	-	0%	646,901	646,901	6%	609,219	609,219	11%
Equity/Other	1,250,000	537,903	4%	1,250,000	1,228,301	12%	1,250,000	1,488,266	27%
Total	$13,550,048	$12,035,538	100%	$10,602,507	$10,604,173	100%	$5,350,989	$5,528,737	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014
Number of Portfolio Companies	32	35	22	10
% Variable Rate (based on fair value)	100.0%	82.3%	62.1%	100.0%
% Fixed Rate (based on fair value)	0.0%	6.1%	11.0%	0.0%
% Non-Income Producing Equity or Other Investments (based on fair value)	4.5%	11.6%	26.9%	0.0%
Average Annual EBITDA of Portfolio Companies	162.3MM	114.6MM	$101.6MM	$96.0 MM
Weighted Average Credit Rating of Investments that were Rated	B2	B2	B2	B2
% of Investments on Non-Accrual	—	—	—	—
Gross Portfolio Yield Prior to Leverage (based on amortized cost)		6.7%	5.4%	6.0%

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of December 31, 2017, 2016 and 2015:

	December 31, 2017		December 31, 2016		December 31, 2015
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automotive Repair, Services, and Parking	$-	0.0%	$122,459	1.2%	$122,458	2.2%
Beverage, Food & Tobacco	1,618,327	13.4%	1,162,891	11.0%	470,860	8.5%
Business Services	4,325,419	35.8%	2,793,526	26.3%	633,547	11.5%
Consumer Services	1,671,168	13.9%	955,659	9.0%	-	0.0%
Energy: Oil & Gas	337,488	2.8%	346,500	3.3%	-	0.0%
Healthcare & Pharmaceuticals	734,869	6.1%	1,403,008	13.2%	1,445,024	26.1%
High Tech Industries	833,178	6.9%	1,016,921	9.6%	697,895	12.6%
Hotel, Gaming & Leisure	352,809	2.9%	-	0.0%	-	0.0%
Media: Diversified and Production	334,586	2.8%	347,375	3.3%	-	0.0%
Metals & Mining	1,143,870	9.5%	245,625	2.3%	210,521	3.8%
Paper and Allied Products	-	0.0%	115,294	1.1%	118,972	2.2%
Retail	-	0.0%	712,500	6.7%	-	0.0%
Specialty Finance	-	0.1%	1,184,130	11.2%	1,359,219	24.6%
Telecommunications	496,322	4.2%	-	0.0%	-	0.0%
Transportation: Cargo	-	0.0%	-	0.0%	121,371	2.2%
Wholesale Trade-Durable Goods	-	0.0%	-	0.0%	122,874	2.2%
Wholesale Trade-Nondurable Goods	187,502	1.6%	198,285	1.8%	225,996	4.1%
Total	$12,035,538	100.0%	$10,604,173	100.0%	$5,528,737	100.0%

We do not “control” any of our portfolio companies, each as defined in the Company Act. We are an affiliate of two portfolio companies, Javlin Capital, LLC (held through TPJ Holdings, Inc. and a convertible note) and Injured Workers Pharmacy, LLC (held through ACON IWP Investors I, L.L.C.). In general, under the Company Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

Portfolio Asset Quality

In addition to various risk management and monitoring tools, our Subadviser uses an investment rating system to characterize and monitor the expected level of returns on each investment in our debt portfolio. All of the investments included in our Subadviser’s rating systems refer to non-rated debt securities or rated debt securities that carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service or lower than “BBB-” by Standard & Poor’s Corporation also known as “junk bonds”). These ratings are on a scale of 1 to 8 as follows:

1	Highest quality obligors, minimal medium-term default risk; possibly moving towards investment grade status.

2	High quality obligors, but not likely to move towards investment grade in the medium term; performing at or in excess of expected levels; solid liquidity; conservative credit statistics.

3	Credits of with a history of performing with leverage (repeat issuers); moderate credit statistics currently performing at or in excess of expected levels; solid liquidity; no expectation of covenant defaults or third party ratings downgrades.

4	Credits new to the leveraged loan universe; currently performing within a range of expected performance; moderate to aggressive credit statistics.

5	Credits new to the leveraged loan universe; currently performing within a range of expected performance; aggressive credit statistics or weak industry characteristics.

6	Credits placed in this category are experiencing potential liquidity problems but the issues are not imminent (more than 12 months).

7	Credits placed in this category are experiencing nearer-term liquidity problems (within 12 months).

8	Credits placed in this category have experienced either a technical or actual payment default which may require a write-down within our respective portfolios.

Categories 1 through 5 are performing in line with expectation, while categories 6-8 are closely watched for or have experienced liquidity problems and/or default.

The following table shows the distribution of our investments on the 1 to 8 scale at fair value as of December 31, 2017, 2016 and 2015:

	December 31, 2017		December 31, 2016		December 31, 2015
Investment Rating	Fair Value	Percentage	Fair Value	Percentage	Fair Value	Percentage
1	$-	0.0%	$-	0.0%	$-	0.0%
2	486,150	4.2%	-	0.0%	-	0.0%
3	4,067,859	35.4%	2,690,027	30.8%	243,530	7.1%
4	2,975,871	25.9%	2,689,677	30.8%	1,681,879	49.0%
5	3,508,571	30.5%	3,010,103	34.5%	1,505,843	43.9%
6	459,184	4.0%	339,164	3.9%	-	0.0%
7	-	0.0%	-	0.0%	-	0.0%
8	-	0.0%	-	0.0%	-	0.0%
	$11,497,635	100.0%	$8,728,971	100.0%	$3,431,252	100.0%

On June 30, 2017, The Company made the decision to write down the carrying value of its investment in Javlin Financial LLC (“Javlin Financial”). The decision was due to performance issues within Javlin Financial’s core business and a breakdown in restructuring negotiations between the Company, its lenders, and Javlin Financial’s controlling shareholder. It is unknown at this time if there will be any value to the investment.

Results of Operations

Investment Income

For the years ended December 31, 2017, 2016 and 2015, we generated $817,448, $440,748, and $176,042 respectively, in investment income in the form of interest and fees earned on debt portfolio. Such revenues represent $766,194 of cash income and $51,254 in non-cash portions related to the accretion of discounts and paid-in-kind interest for the year ended December 31, 2017. For the year ended December 31, 2016, such revenues represent $384,234 of cash income and $56,514 in non-cash portions related to the accretion of discounts and paid-in-kind interest. For the year ended December 31, 2015 such revenues represent $159,939 of cash income and $16,103 in non-cash portions related to the accretion of discounts and paid-in-kind interest.

Operating Expenses

Total operating expenses before reimbursement from the sponsor totaled $1,090,524 for the year ended December 31, 2017, and consisted of base management fees, adviser and administrator reimbursements, professional fees, insurance expense, directors’ fees and other general and administrative fees. The base management fees for the year were $334,224 and the incentive fees for the year were ($334). Pursuant to the Expense Reimbursement Agreement (discussed below), the sponsor reimbursed the Company $80,847 for the year ended December 31, 2017.

Total operating expenses before reimbursement from the sponsor totaled $741,022 for the year ended December 31, 2016, and consisted of base management fees, adviser and administrator reimbursements, professional fees, insurance expense, directors’ fees and other general and administrative fees. The base management fees for the year were $225,492 and the incentive fees for the year were ($35,216). Pursuant to the Expense Reimbursement Agreement (discussed below), the sponsor reimbursed the Company $671,062 for the year ended December 31, 2016.

Total operating expenses before reimbursement from the sponsor totaled $620,548 for the year ended December 31, 2015, and consisted of base management fees, adviser and administrator reimbursements, professional fees, insurance expense, directors’ fees and other general and administrative fees. The base management fees for the year were $101,336 and the incentive fees for the year were $37,014. Pursuant to the Expense Reimbursement Agreement (discussed below), the sponsor reimbursed the Company $584,998 for the year ended December 31, 2015.

Our other general and administrative expenses totaled $27,459, $17,718, and $19,861 for the years ended December 31, 2017, 2016, and 2015, respectively, and consisted of the following:

	Year Ended December 31,
	2017	2016	2015
Licenses and permits	$413	$-	$338
Taxes	1,103	1,363	1,731
Printing fees	10,374	8,747	4,381
Outside Services	12,719	-	-
Travel expenses	1,056	6,150	12,416
Other	1,794	1,458	995
Total	$27,459	$17,718	$19,861

Net Investment Income

Our net investment income (loss) totaled ($192,229), $370,788, and $140,492 (($0.16), $0.48, and $0.41 per share based on weighted average shares outstanding, respectively) for the years ended December 31, 2017, 2016 and 2015, respectively.

Net Realized Gains/Losses from Investments

We measure realized gains or losses by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized.

For the year ended December 31, 2017, we received proceeds from sales and repayments of $4,308,024, from which we realized a net gain of $91,436. For the year ended December 31, 2016, we received proceeds from sales and repayments of $1,110,406, from which we realized a net gain of $19,731. For the year ended December 31, 2015, we received proceeds from sales and repayments of $414,971, from which we realized a net gain of $7,321.

Net Unrealized Appreciation/Depreciation on Investments

Net change in unrealized appreciation on investments reflects the net change in the fair value of our investment portfolio. For the years ended December 31, 2017, 2016 and 2015, net unrealized appreciation (depreciation) totaled ($1,516,176), ($176,082), and $178,537, respectively.

On June 30, 2017, the Company made the decision to write down the carrying value of its investment in Javlin Financial. The decision was due to performance issues within Javlin Financial’s core business and a breakdown in restructuring negotiations between the Company, its lenders, and Javlin Financial’s controlling shareholder. It is unknown at this time if there will be any value to the investment.

Changes in Net Assets from Operations

For the year ended December 31, 2017, we recorded a net income of ($1,616,969) versus net income of $214,437 for the year ended December 31, 2016 and net income of $326,350 for the year ended December 31, 2015.

Based on 1,203,418.47 weighted average common shares outstanding for the year ended December 31, 2017, basic and diluted, our per share net decrease in net assets resulting from operations was ($1.34) for the year ended December 31, 2017.

Based on 777,680 weighted average common shares outstanding for the year ended December 31, 2016, basic and diluted, our per share net increase in net assets resulting from operations was $0.28 for the year ended December 31, 2016.

Based on 339,304 weighted average common shares outstanding for the year ended December 31, 2015, basic and diluted, our per share net increase in net assets resulting from operations was $0.96 for the year ended December 31, 2015.

Financial Condition, Liquidity and Capital Resources

We will generate cash primarily from the net proceeds of our offering, and from cash flows from fees (such as management fees), interest and dividends earned from our investments and principal repayments and proceeds from sales of our investments. Our primary use of funds will be investments in companies, and payments of our expenses and distributions to holders of our common stock.

The offering of our common stock represents a continuous offering of our shares. The initial offering of our common stock commenced on September 4, 2012 and terminated on March 1, 2016. On March 17, 2016, we commenced the follow-on offering of our common stock, which follow-on offering is currently ongoing. We intend to file post-effective amendments to our registration statement to allow us to continue our offering for three years. The Dealer Manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. The minimum investment in shares of our common stock is $5,000.

The current offering price for our shares is $13.21 per share; however, to the extent our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In connection with each closing, our board of directors or a committee thereof is required, within 48 hours of the time that each closing and sale is made, to make the determination that we are not selling shares of any class of our common stock at a price per share which, after deducting upfront selling commissions, if any, is below the then-current net asset value per share of the applicable class. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we appropriately publish the updated information. The Dealer Manager for this offering is an affiliate of our Adviser.

During the year ended December 31, 2017, we sold 463,424.18 shares of our common stock for gross proceeds of $6,677,290 at an average price per share of $14.41. The gross proceeds received during the year ended December 31, 2017 include reinvested stockholder distributions of $291,697 for which we issued 22,461.05 shares of common stock. The sales commissions and dealer manager fees related to the sale of our common stock were $606,188 for the year ended December 31, 2017. These sales commissions and fees include $122,150 retained by the dealer manager, Triton Pacific Securities, LLC, which is an affiliate of ours. Our offering expenses are capitalized as deferred offering expenses and then subsequently expensed over a 12-month period

We may borrow funds to make investments at any time, including before we have fully invested the proceeds of our offering, to the extent we determine that additional capital would allow us to take advantage of investment opportunities, or if our board of directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders. We have not yet decided, however, whether, and to what extent, we will finance portfolio investments using debt. We do not currently anticipate issuing any preferred stock.

Contractual Obligations

We have entered into certain contracts under which we have material future commitments. On July 27, 2012, we entered into the investment advisory agreement with Triton Pacific Adviser, LLC in accordance with the

1940 Act. The investment advisory agreement became effective on June 25, 2014, the date that we met the minimum offering requirement. Triton Pacific Adviser serves as our investment advisor in accordance with the terms of our investment advisory agreement. Payments under our investment advisory agreement in each reporting period will consist of (i) a management fee equal to a percentage of the value of our gross assets and (ii) a capital gains incentive fee based on our performance.

On July 27, 2012, we entered into the administration agreement with TFA Associates, LLC pursuant to which TFA Associates furnishes us with administrative services necessary to conduct our day-to-day operations. TFA Associates is reimbursed for administrative expenses it incurs on our behalf in performing its obligations. Such costs are reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We do not reimburse TFA Associates for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of TFA Associates. At the time of our offering, our Administrator has contracted with Bank of New York Mellon and affiliated entities to provide additional administrative services, while we have directly engaged Bank of New York Mellon and affiliated entities to act as our custodian. We have also contracted with Phoenix American Financial Services to act as our transfer agent, plan administrator, distribution paying agent and registrar.

If any of our contractual obligations discussed above are terminated, our costs may increase under any new agreements that we enter into as replacements. We would also likely incur expenses in locating alternative parties to provide the services we expect to receive under the investment advisory agreement and administration agreement. Any new investment advisory agreement would also be subject to approval by our stockholders.

Off-Balance Sheet Arrangements

Other than contractual commitments and other legal contingencies incurred in the normal course of our business, we do not have any off-balance sheet financings or liabilities.

Distributions

We elected to be treated, beginning with our fiscal year ending December 31, 2012, and intend to qualify annually thereafter, as a RIC under the Code. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of: (i) 98% of our ordinary income for the calendar year, (ii) 98.2% of our capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year) and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax.

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

Our board of directors has authorized, and has declared, cash distributions on our common stock on a monthly basis since the second quarter of 2015. The amount of each such distributions is subject to our board of directors’ discretion and applicable legal restrictions related to the payment of distributions. We calculate each stockholder’s specific distribution amount for the month using record and declaration dates, and distributions will begin to accrue on the date we accept subscriptions for shares of our common stock. From time to time, we may also pay interim distributions at the discretion of our board. Each year a statement on Internal Revenue Service Form 1099-DIV (or any successor form) identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gain on the sale of securities, and/or a return of paid-in capital surplus which is a nontaxable distribution) will be mailed to our stockholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes.

We have adopted an “opt in” distribution reinvestment plan for our common stockholders. As a result, when we make a distribution, stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of our common stock. Any distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders.

The following table reflects the cash distributions per share that we have declared and paid on our common stock through December 31, 2017:

	Distribution
Fiscal 2017	Per Share	Amount
January 27, 2017	$0.04000	39,407
February 24, 2017	$0.04000	41,323
March 23, 2017	$0.04000	42,513
April 27, 2017	$0.04000	44,526
May 25, 2017	$0.04000	46,364
June 23, 2017	$0.04000	47,861
July 21, 2017	$0.04000	48,678
August 29, 2017	$0.03417	44,767
September 28, 2017	$0.03417	45,500
October 26, 2017	$0.03417	46,109
November 27, 2017	$0.03370	46,685
December 26, 2017	$0.03370	47,326

Fiscal 2016
January 22, 2016	$0.04500	$25,244
February 16, 2016	$0.04500	$26,477
March 23, 2016	$0.04500	$30,271
April 21, 2016	$0.04500	$32,832
May 19, 2016	$0.04500	$34,950
June 23, 2016	$0.04500	$36,206
July 21, 2016	$0.04000	$32,318
August 25, 2016	$0.04000	$33,293
September 22, 2016	$0.04000	$33,877
October 20, 2016	$0.04000	$35,164
November 18, 2016	$0.04000	$37,327
December 20, 2016	$0.04000	$38,091

Fiscal 2015
January 20, 2015	$0.07545	$17,314
April 13, 2015	$0.11600	$28,334
April 29, 2015	$0.04000	$9,880
May 29, 2015	$0.04000	$12,634
June 29, 2015	$0.04000	$13,295
July 30, 2015	$0.04000	$13,676
August 28, 2015	$0.04000	$14,511
September 29, 2015	$0.04000	$16,287
October 22.2015	$0.04500	$19,484
November 25, 2015	$0.04500	$21,169
December 24, 2015	$0.04500	$23,491

Our distributions previously were paid quarterly in arrears. On January 15, 2015, our Board declared a quarterly cash distribution for the fourth quarter of 2014 of $0.07545 per share payable on January 30, 2015, to shareholders of record as of January 20, 2015. In addition, on April 2, 2015, our Board declared a cash distribution for the first quarter of 2015 of $0.116 per share payable on April 13, 2015, to shareholders of record as of April 6,

2015. Commencing in April 2015, and subject to our board of directors’ discretion and applicable legal restrictions, our board of directors began to authorize and declare a monthly distribution amount per share of our common stock, payable in advance. We then calculate each stockholder’s specific distribution amount for the month using record and declaration dates, and distributions will begin to accrue on the date we accept subscriptions for shares of our common stock. No distributions were declared for the years before 2015.

The Company may fund its cash distributions to stockholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies and expense reimbursements from the Adviser. The Company has not established limits on the amount of funds it may use from available sources to make distributions.

The following table reflects the sources of the cash distributions on a tax basis that the Company paid on its common stock during the years ended December 31, 2017 and 2016:

	2017		2016		2015
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$-	-	$-	-	$-	-
Borrowings	-	-	-	-	-	-
Net investment income (prior to expense reimbursement)(1)	-	-	-	-	-	-
Short-term capital gains proceeds from the sale of assets	47,998	9%	-	-	7,002	4%
Long-term capital gains proceeds from the sale of assets	-	-	-	-	-	-
Distributions from common equity (return of capital)	493,061	91%	-	-	-	-
Expense reimbursement from sponsor	-	-	396,050	100%	183,073	96%
Total	$541,059	100%	$396,050	100%	$190,075	100%

(1)	During the year ended December 31, 2017, 93.7% of the Company’s gross investment income was attributable to cash income earned, and 6.3% was attributable to non-cash accretion of discount and paid-in-kind interest.

Related Party Transactions

We have entered into an investment and advisory agreement with Triton Pacific Adviser in which our senior management holds equity interest. Members of our senior management also serve as principals of other investment managers affiliated with Triton Pacific Adviser that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to ours.

We have entered into an administration agreement with TFA Associates in which our senior management holds equity interest and act as principals.

We have entered into a dealer manager agreement with Triton Pacific Securities, LLC and will pay them a fee of up to 10% of gross proceeds raised in the offering, some of which will be re-allowed to other participating broker-dealers. Triton Pacific Securities, LLC is an affiliated entity of Triton Pacific Adviser.

We have entered into a license agreement with Triton Pacific Group, Inc. under which Triton Pacific Group, Inc. has granted us a non-exclusive, royalty-free license to use the name “Triton Pacific” for specified purposes in our business. Under this agreement, we have the right to use the “Triton Pacific” name, subject to certain conditions, for so long as Triton Pacific Adviser or one of its affiliates remains our investment advisor. Other than with respect to this limited license, we have no legal right to the “Triton Pacific” name.

We have entered into an expense support and conditional reimbursement agreement with Triton Pacific Adviser pursuant to which the Adviser will pay up to 100% of the Company’s organization, offering and operating expenses, subject to repayment by us to the Adviser, in order for the Company to achieve a reasonable level of expenses relative to its investment income, as determined by the Company and the Adviser. our Adviser has agreed to make advances to us to cover certain of our operating expenses. (See “Expense Reimbursement Agreement”, below.)

Management Fee

Pursuant to the investment advisory agreement, we pay our Adviser a fee for investment advisory and management services consisting of a base management fee and an incentive fee.

The base management fee is calculated at a quarterly rate of 0.5% of our average gross assets (including amounts borrowed for investment purposes) and payable quarterly in arrears. For the first quarter of our operations, the base management fee was calculated based on the initial value of our gross assets. Subsequently, the base management fee for any calendar quarter is calculated based on the average value of our gross assets at the end of that and the immediately preceding quarters, appropriately adjusted for any share issuances or repurchases during that quarter. The base management fee may or may not be taken in whole or in part at the discretion of our Adviser. All or any part of the base management fee not taken as to any quarter shall be accrued without interest and may be taken in such other quarter as our Adviser shall determine. The base management fee for any partial quarter will be appropriately pro-rated.

Though, in accordance with the Advisers Act, the Adviser could have received an incentive fee on both current income earned and income from capital gains, the Adviser has agreed to waive any incentive fees from current income. As such, the Adviser will be paid an incentive fee only upon the realization of a capital gain from the sale of an investment. The incentive fee will be calculated and payable quarterly in arrears or as of the date of our liquidation or the termination of the investment advisory agreement, and will equal 20% of our realized capital gains on a cumulative basis from inception through the end of each quarter, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

For purposes of the foregoing: (1) the calculation of the incentive fee shall include any capital gains that result from cash distributions that are treated as a return of capital, (2) any such return of capital will be treated as a decrease in our cost basis for the relevant investment and (3) all fiscal year-end valuations will be determined by us in accordance with GAAP, applicable provisions of the Company Act and our pricing procedures. In determining the incentive fee payable to our Adviser, we will calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each of the investments in our portfolio. For this purpose, aggregate realized capital gains, if any, will equal the sum of the positive differences between the net sales prices of our investments, when sold, and the cost of such investments since inception. Aggregate realized capital losses will equal the sum of the amounts by which the net sales prices of our investments, when sold, is less than the original cost of such investments since inception. Aggregate unrealized capital depreciation will equal the sum of the difference, if negative, between the valuation of each investment as of the applicable date and the original cost of such investment. At the end of the applicable period, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee will equal the aggregate realized capital gains less aggregate realized capital losses and less aggregate unrealized capital depreciation with respect to our portfolio investments. If this number is positive at the end of such period, then the incentive fee for such period will be equal to 20% of such amount, less the aggregate amount of any incentive fees paid in all prior periods.

While the investment advisory agreement neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute of Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, we include unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to our Advisor as if our entire portfolio was liquidated at its fair value as of the balance sheet date even though our Adviser is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

The organizational and offering expense and other expense reimbursements may include a portion of costs incurred by our Adviser or its members or affiliates on our behalf for legal, accounting, printing and other offering expenses, including for marketing, salaries and direct expenses of its employees, employees of its affiliates and others while engaged in registering and marketing the shares of our common stock, which shall include development of marketing and marketing presentations and training and educational meetings and generally coordinating the marketing process for us and may also include amounts reimbursed by us to our Dealer Manager for actual bona fide due diligence expenses incurred by our Dealer Manager or participating broker-dealers in an aggregate amount that is reasonable in relation to the gross proceeds raised in our offering and which are supported by detailed, itemized invoices. None of the reimbursements referred to above will exceed actual expenses incurred by our Adviser, its members or affiliates. Our Adviser will reimburse to us, without recourse or reimbursement by us, any organizational and offering expenses to the extent those expenses, when aggregated with sales load, exceed 15.0%.

Expense Reimbursement Agreement

On March 27, 2014, we and our Adviser agreed to an Expense Support and Conditional Reimbursement Agreement, or the Expense Reimbursement Agreement. The Expense Reimbursement Agreement was amended and restated effective November 17, 2014. Under the Expense Reimbursement Agreement, as amended, our Adviser, in consultation with the Company, may pay up to 100% of both our organizational and offering expenses and our operating expenses, all as determined by us and our Adviser. As used in the Expense Reimbursement Agreement, operating expenses refer to third party operating costs and expenses incurred by us, as determined under generally accepted accounting principles for investment management companies. Organizational and offering expenses include expenses incurred in connection with the organization of our company and expenses incurred in connection with our offering, which are recorded as a component of equity. The Expense Reimbursement Agreement states that until the net proceeds to us from our offering are at least $25 million, our Adviser will pay up to 100% of both our organizational and offering expenses and our operating expenses. After we received at least $25 million in net proceeds from our offering, our Adviser may, with our consent, continue to make expense support payments to us in such amounts as are acceptable to us and our Adviser. Any expense support payments shall be paid by the Adviser to the Company in any combination of cash, and/or offsets against amounts otherwise due from the Company to the Adviser.

Under the Expense Reimbursement Agreement as amended, once we have received at least $25 million in net proceeds from our offering, we are required to reimburse our Adviser for any expense support payments we received from them occurring within three years of the date on which we incurred such expenses However, with respect to any expense support payments attributable to our operating expenses, (i) we will only reimburse our Adviser for expense support payments made by our Adviser to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense reimbursement payments received by us during such fiscal year) to exceed the percentage of our average net assets attributable to shares of our common stock represented by “other operating expenses” during the fiscal year in which such expense support payment from our Adviser was made (provided, however, that this clause (i) shall not apply to any reimbursement payment which relates to an expense support payment from our Adviser made during the same fiscal year); and (ii) we will not reimburse our Adviser for expense support payments made by our Adviser if the annualized rate of regular cash distributions declared by us at the time of such reimbursement payment is less than the annualized rate of regular cash distributions declared by us at the time our Adviser made the expense support payment to which such reimbursement relates. “Other operating expenses” means our total operating expenses excluding base management fees, incentive fees, organization and offering expenses, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses.

In addition, with respect to any expense support payment attributable to our organizational and offering expenses, we will only reimburse our Adviser for expense support payments made by our Adviser to the extent that the payment of such reimbursement (together with any other reimbursement for organizational and offering expenses paid during such fiscal year) is limited to 15% of cumulative gross sales proceeds including the sales load (or dealer manager fee) paid by us.

Under the Expense Reimbursement Agreement, any unreimbursed expense support payments may be reimbursed by us within a period not to exceed three years from the end of the quarter in which we incurred the expense.

We or our Adviser may terminate the expense reimbursement agreement at any time upon thirty days’ written notice. The expense reimbursement agreement will automatically terminate upon termination of the Investment Advisory Agreement or upon our liquidation or dissolution.

The Expense Reimbursement Agreement is, by its terms, effective retroactively to our inception date of April 29, 2011. As a result, our Adviser has agreed to reimburse a total of $5,292,191 as of December 31, 2017.

Below is a table that provides information regarding expense support payments incurred by our Adviser pursuant to the Expense Support Agreement as well as other information relating to our ability to reimburse our Adviser for such payments:

Quarter Ended	Amount of Expense Payment Obligation	Amount of Offering Cost Payment Obligation	Operating Expense Ratio as of the Date Expense Payment Obligation Incurred(1)	Annualized Distribution Rate as of the Date Expense Payment Obligation Incurred(2)	Eligible for Reimbursement Through
September 30, 2012	$21,826		432.69%	-	September 30, 2015
December 31, 2012	$26,111		531.09%	-	December 31, 2015
March 31, 2013	$30,819		N/A	-	March 31, 2016
June 30, 2013	$59,062		N/A	-	June 30, 2016
September 30, 2013	$65,161		N/A	-	September 30, 2016
December 31, 2013	$91,378		455.09%	-	December 31, 2016
March 31, 2014	$68,293		148.96%	-	March 31, 2017
June 30, 2014	$70,027	$898,518	23.17%	-	June 30, 2017
September 30, 2014	$92,143	$71,060	20.39%	-	September 30, 2017
December 31, 2014	$115,777	$90,860	11.15%	-	December 31, 2017
March 31, 2015	$134,301	$106,217	13.75%	2.01%	March 31, 2018
June 30, 2015	$166,549	$167,113	14.10%	3.20%	June 30, 2018
September 30, 2015	$147,747	$240,848	10.45%	3.20%	September 30, 2018
December 31, 2015	$136,401	$280,376	7.41%	3.60%	December 31, 2018
March 31, 2016	$157,996	$232,895	6.00%	3.52%	March 31, 2019
June 30, 2016	$206,933	$285,878	4.95%	3.52%	June 30, 2019
September 30, 2016	$201,573	$223,020	4.52%	3.13%	September 30, 2019
December 31, 2016	$104,561	$168,876	4.45%	3.11%	December 31, 2019
March 31, 2017	$80,847	$252,875	4.21%	3.19%	March 31, 2020
June 30, 2017	$0	$176,963	3.98%	3.18%	June 30, 2020
September 30, 2017	$0	$119,188	4.19%	3.00%	September 30, 2020
December 31, 2017	$0	$0	N/A	N/A	N/A

(1)	“Operating Expense Ratio” includes all expenses borne by us, except for organizational and offering expenses, base management and incentive fees owed to our Adviser, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. The Company did not achieve its minimum offering amount until June 25, 2014 and as a result, did not invest the proceeds from the offering and realize any income from investments prior to the end of its fiscal quarter.
(2)	“Annualized Distribution Rate” equals the annualized rate of distributions paid to stockholders based on the amount of the regular cash distribution paid immediately prior to the date the expense support payment obligation was incurred by our Adviser. “Annualized Distribution Rate” does not include special cash or stock distributions paid to stockholders. The Company did not achieve its minimum offering amount until June 25, 2014 and as a result, did not have an opportunity to invest the proceeds from the offering and realize any income from investments or pay any distributions to stockholders prior to the end of its fiscal quarter.

Beginning the year ended December 31, 2016, the Adviser began to reimburse less than 100% of operating expenses, and for the year ended December 31, 2017, the Adviser did not reimburse any operating expenses after the first quarter. Additionally, the Adviser did not reimburse any offering expenses for the fourth quarter of 2017. Of these offering and operating expenses, $1,701,035 has exceeded the three-year period for repayment and will not be repayable by the Company.

The chart below, on a cumulative basis, discloses the components of the Reimbursement due from Sponsor reflected on the chart above:

	December 31,	December 31,	December 31,
	2017	2016	2015
Operating Expenses	$1,977,504	$1,896,657	$1,225,595
Offering Costs	3,314,687	2,765,662	1,854,993
Due to related party offset	(4,707,407)	(4,213,469)	(2,512,824)
Reimbursements received from Adviser	(342,715)	(342,715)	(342,715)
Other amounts due to affiliates	15,559	448	448
Total Reimbursement due from Adviser	$257,628	$106,583	$225,497

Operating Expenses are the amounts reimbursed by the Adviser for our operating costs and Offering Costs are the cumulative amount of organizational and offering expenses reimbursed to us by the Adviser and subject to future reimbursement per the terms of our expense reimbursement agreement.

Due to related party offset represents the cash the Adviser paid directly for our operating and offering expenses and Reimbursements received from sponsor are the amounts the Adviser paid in cash to us for reimbursement of our operating and offering costs.

Either we or our Adviser may terminate the Expense Support Agreement at any time, except that if our Adviser terminates the agreement, it may not terminate its obligations to provide expense support payments after the commencement of any monthly period. If we terminate the Investment Advisory Agreement, we will be required to repay our Adviser all expense support payments made by our Adviser within three years of the date of termination.

Critical Accounting Policies

This discussion of our expected operating plans is based upon our expected financial statements, which will be prepared in accordance with accounting principles generally accepted in the United States, or GAAP. The preparation of these financial statements will require our management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we will describe our critical accounting policies in the notes to our future financial statements.

Valuation of Investments

Our board of directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.

Investments for which market quotations are readily available will be valued at such market quotations. For most of our investments, market quotations will not be available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our board of directors has approved a multi-step valuation process each quarter, as described below:

1.	Each portfolio company or investment will be valued by our Adviser, potentially with assistance from one or more independent valuation firms engaged by our board of directors;

2.	The independent valuation firm, if involved, will conduct independent appraisals and make an independent assessment of the value of each investment;

3.	The audit committee of our board of directors will review and discuss the preliminary valuation prepared by our Adviser and that of the independent valuation firm, if any; and

4.	The board of directors will discuss the valuations and determine the fair value of each investment in our portfolio in good faith based on the input of our Adviser, the independent valuation firm, if any, and the audit committee.

Investments will be valued utilizing a cost approach, a market approach, an income approach, or a combination of approaches, as appropriate. The cost approach is most likely only to be used early in the life of an investment or if we determine that there has been no material change in the investment since purchase. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount, calculated using an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the Company’s ability to make payments, its earnings and discounted cash flows, the markets in which the Company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

We have adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurement, which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.

ASC Topic 820 provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. It defines fair value as the price an entity would receive when an asset is sold or when a liability is transferred in an orderly transaction between market participants at the measurement date. In addition, ASC Topic 820 provides a framework for measuring fair value and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels of valuation hierarchy established by ASC Topic 820 are defined as follows:

Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by the company at the measurement date.

Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3: Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

In accordance with ASC Topic 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

Revenue Recognition

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt securities with contractual PIK interest, which represents contractual interest accrued and added to the principal balance, we generally will not accrue PIK interest for accounting purposes if the portfolio company valuation indicates that such PIK interest is not collectible. We do not accrue as a receivable interest on loans and debt securities for accounting purposes if we have reason to doubt our ability to collect such interest. Original issue discounts, market discounts or premiums are accreted or amortized using the effective interest method as interest income. We record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, is recognized on an accrual basis to the extent that we expect to collect such amount.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We will measure net realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Payment-in-Kind Interest

We may have investments in our portfolio that contain a PIK interest provision. Any PIK interest will be added to the principal balance of such investments and is recorded as income, if the portfolio company valuation indicates that such PIK interest is collectible. In order to maintain our status as a RIC, substantially all of this income must be paid out to stockholders in the form of distributions, even if we have not collected any cash.

Organization and Offering Expenses

The Company has incurred certain expenses in connection with the registration of shares of its common stock for sale as discussed in Note 1 – Description of Business and Summary of Significant Accounting Policies. These costs principally relate to professional fees, fees paid to the SEC and fees paid to the Financial Industry Regulatory Authority. These costs were included in deferred offering costs in the accompanying balance sheets. Simultaneous with the sale of common shares, the deferred offering costs will be reclassified to stockholders’ equity upon the issuance of shares.

Federal Income Taxes

We elected to be treated, beginning with our fiscal year ending December 31, 2012, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders from our tax earnings and profits. To maintain our RIC tax treatment, we must, among other things, meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Item 7A.	Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. As of December 31, 2017, 100% of our debt investments paid variable interest rates. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to certain variable rate investments we hold and to declines in the value of any fixed rate investments we may hold in the future.

The following table shows the effect over a twelve-month period of changes in interest rates on our interest income, interest expense and net interest income, assuming no changes in our investment portfolio and borrowing arrangements in effect as of December 31, 2017:

LIBOR Basis Point Change	Percentage Change in Net Interest Income
Down 25 basis points	0.00%
Current LIBOR	0.00%
Up 100 basis points	20.91%
Up 200 basis points	33.25%
Up 300 basis points	45.58%

Because we may borrow money to make investments, our net investment income may be dependent on the difference between the rate at which we borrow funds and the rate at which we invest these funds. In periods of increasing interest rates, our cost of funds would increase, which may reduce our net investment income. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

We may also face risk due to the lack of liquidity in the marketplace which could prevent us from raising sufficient funds to adequately invest in a broad pool of assets. We are subject to other financial market risks, including changes in interest rates. However, at this time, with no portfolio investments, this risk is immaterial.

In addition, we may have risk regarding portfolio valuation. See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Valuation of Portfolio Investments.”

Item 8.	Financial Statements and Supplementary Data.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Triton Pacific Investment Corporation, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of financial position, including the consolidated schedule of investments of Triton Pacific Investment Corporation, Inc.(a Maryland corporation) (the “Company”) as of December 31, 2017 and 2016, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2017 (collectively referred to as the “financial statements”) and the consolidated financial highlights for each of the three years in the period ended December 31, 2017. In our opinion, the financial statements present fairly, in all material respects, the financial position of Triton Pacific Investment Corporation as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 and 2016 by correspondence with the custodian or by other auditing procedures where a reply from the custodian was not received. We believe that our audits provide a reasonable basis for our opinion.

/s/FGMK, LLC

Chicago, Illinois

April 2, 2018

We have served as the Company’s auditor since 2012.

TRITON PACIFIC INVESTMENT CORPORATION, INC.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

DECEMBER 31, 2017 AND 2016

	December 31,	December 31,
	2017	2016
ASSETS
Affiliate investments, at fair value (amortized cost - $1,916,389 and $1,896,901 respectively)	$537,903	$1,875,202
Non-affiliate investments, at fair value (amortized cost - $11,633,659 and $8,705,606, respectively)	11,497,635	8,728,971
Cash	5,648,505	3,788,901
Principal and interest receivable	41,027	19,305
Prepaid expenses	48,091	46,052
Reimbursement due from adviser (see Note 4)	257,628	106,583
Deferred offering costs	84,070	-
TOTAL ASSETS	$18,114,859	$14,565,014

LIABILITIES AND NET ASSETS

LIABILITIES
Payable for investments purchased	$990,000	$1,061,625
Accounts payable and accrued liabilities	249,910	225,000
Stockholder distributions payable	-	16,574
Due to related parties (see Note 4)	25,712	33,113
TOTAL LIABILITIES	1,265,622	1,336,312

COMMITMENTS AND CONTINGENCIES (see Note 9)

NET ASSETS
Common stock, $0.001 par value, 75,000,000 shares authorized, 1,417,233.32 and 976,409.17 shares issued and outstanding, respectively	1,417	976
Capital in excess of par value	19,033,890	13,255,764
Accumulated undistributed net realized gains	65,363	21,925
Accumulated distributions in excess of net investment income	(736,923)	(51,629)
Accumulated unrealized appreciation (depreciation) on investments	(1,514,510)	1,666
TOTAL NET ASSETS	16,849,237	13,228,702

TOTAL LIABILITIES AND NET ASSETS	$18,114,859	$14,565,014

Net asset value per share of common stock at year end	$11.89	$13.55

The accompanying notes are an integral part of these statements.

TRITON PACIFIC INVESTMENT CORPORATION, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2017	2016	2015

INVESTMENT INCOME
Interest from affiliate investments	$19,488	$37,682	$9,219
Interest from non-control/ non-affiliate investments	752,578	399,999	165,841
Fee income from non-control/ non-affiliate investments	45,382	3,067	982

Total investment income	817,448	440,748	176,042

OPERATING EXPENSES
Management fees	334,224	225,492	101,336
Capital gains incentive fees (see Notes 2 and 4)	(334)	(35,216)	37,014
Administrator expense	301,986	298,864	257,576
Professional fees	338,552	167,664	145,493
Insurance expense	77,015	66,500	59,268
Offering expense	11,622	-	-
Other operating expenses	27,459	17,718	19,861

Total operating expenses	1,090,524	741,022	620,548

Expense reimbursement from sponsor	(80,847)	(671,062)	(584,998)

Net operating expenses	1,009,677	69,960	35,550

Net investment income (loss)	(192,229)	370,788	140,492

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on unaffiliated investments	91,436	19,731	7,321
Net increase (decrease) in unrealized appreciation on unaffiliated investments	(159,389)	83,883	(59,729)
Net increase (decrease) in unrealized appreciation on affiliated investments	(1,356,787)	(259,965)	238,266

Total net realized and unrealized gain (loss) on investments	(1,424,740)	(156,351)	185,858

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(1,616,969)	$214,437	$326,350

PER SHARE INFORMATION - Basic and Diluted
Net increase (decrease) in net assets resulting from operations per share	$(1.34)	$0.28	$0.96

Weighted average common shares outstanding - basic and diluted	1,203,418	777,680	339,304

The accompanying notes are an integral part of these statements.

TRITON PACIFIC INVESTMENT CORPORATION, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

	For the Year Ended December 31,	For the Year Ended December 31,	For the Year Ended December 31,
	2017	2016	2015
Operations
Net investment income (loss)	$(192,229)	$370,788	$140,492
Net realized gain on investments	91,436	19,731	7,321
Net increase (decrease) in unrealized appreciation on investments	(1,516,176)	(176,082)	178,537
Net increase (decrease) in net assets resulting from operations	(1,616,969)	214,437	326,350
Stockholder distributions (see Note 5)
Distributions from net investment income	(493,061)	(396,050)	(183,073)
Distributions from net realized gain on investments	(47,998)	-	(7,002)
Net decrease in net assets resulting from stockholder distributions	(541,059)	(396,050)	(190,075)
Capital share transactions
Issuance of common stock (see Note 3)	5,779,405	6,102,191	4,005,640
Reinvestment of stockholder distributions (see Note 3)	291,697	215,591	96,756
Repurchase of shares of common stock	(292,539)	(234,120)	-
Offering costs	-	-	(9,922)
Net increase in net assets resulting from capital share transactions	5,778,563	6,083,662	4,092,474

Total increase in net assets	3,620,535	5,902,049	4,228,749
Net assets at beginning of year	13,228,702	7,326,653	1,916,867
Temporary equity reclassified as permanent equity	-	-	1,181,037
Net assets at end of year	$16,849,237	$13,228,702	$7,326,653
Accumulated distributions in excess of net investment income	$(736,923)	$(51,629)	$(26,366)
Accumulated undistributed net realized gains	$65,363	$21,925	$2,192

The accompanying notes are an integral part of these statements.

TRITON PACIFIC INVESTMENT CORPORATION, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2017	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(1,616,969)	$214,437	$326,350
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities
Purchases of investments	(7,112,875)	(6,285,875)	(4,270,750)
Proceeds from sales and repayments of investments	4,308,024	1,110,406	414,971
Net realized gain from investments	(91,436)	(19,731)	(7,321)
Net change in unrealized appreciation (depreciation) on investments	1,516,176	176,082	(178,537)
Accretion of discount	(31,766)	(18,636)	(6,574)
Net increase in paid-in-kind interest	(19,488)	(37,682)	(9,219)
Amortization of deferred offering costs	11,622	-	-
Change in assets and liabilities
Principal and interest receivable	(21,722)	(7,598)	(10,807)
Receivable for investments sold and repaid	-	-	249,375
Prepaid expenses	(2,039)	(12,446)	4,438
Reimbursement due from Adviser	(151,045)	118,914	27,482
Payable for investments purchased	(71,625)	1,061,625	(246,250)
Accounts payable and accrued liabilities	24,910	-	(79,643)
Due to related parties	(7,401)	(14,644)	29,457
NET CASH USED BY OPERATING ACTIVITIES	(3,265,634)	(3,715,148)	(3,757,028)

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of common stock	5,779,405	6,317,782	4,005,640
Payments on repurchases of shares of common stock	(292,539)	(234,120)	-
Stockholder distributions	(249,362)	(396,050)	(93,319)
Increases in distributions payable	(16,574)	4,096	12,478
Offering costs	(95,692)	-	(9,922)
NET CASH PROVIDED BY FINANCING ACTIVITIES	5,125,238	5,691,708	3,914,877

NET INCREASE IN CASH	1,859,604	1,976,560	157,849

CASH - BEGINNING OF YEAR	$3,788,901	$1,812,341	$1,654,492

CASH - END OF YEAR	$5,648,505	$3,788,901	$1,812,341

The accompanying notes are an integral part of these statements.

TRITON PACIFIC INVESTMENT CORPORATION, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

DECEMBER 31, 2017

Portfolio Company	Footnotes	Industry	Rate(b)	Base Rate Floor	Maturity	Principal Amount/ Number of Shares	Amortized Cost(f)	Fair Value(c)
Senior Secured Loans—First Lien—45.65%
LSF9 Atlantis Holdings, LLC		Telecommunications	L+6.00% (7.36%)	1.4%	5/1/2023	$493,750	$489,235	$496,322
California Pizza Kitchen, Inc.		Beverage, Food & Tobacco	L+6.00% (7.57%)	1.6%	8/19/2022	345,625	342,933	339,577
CareCentrix, Inc.		Healthcare & Pharmaceuticals	L+5.00% (6.69%)	1.7%	7/8/2021	195,500	192,300	196,966
CareerBuilder		Business Services	L+6.75% (8.44%)	1.7%	7/27/2023	493,750	479,771	481,406
Coronado Group LLC		Metals & Mining	L+7.00% (8.33%)	1.3%	6/6/2023	386,565	372,948	390,431
CRCI Holdings, Inc.		Business Services	L+5.50% (7.19%)	1.7%	8/31/2023	324,563	321,740	325,781
Deluxe Entertainment Services Group, Inc.		Media: Diversified and Production	L+5.50% (6.88%)	1.4%	2/28/2020	340,762	333,958	334,586
Flavors Holdings, Inc. Tranche B		Beverage, Food & Tobacco	L+5.75% (7.44%)	1.7%	4/3/2020	104,687	102,670	97,098
GK Holdings, Inc.		Business Services	L+6.00% (7.69%)	1.7%	1/20/2021	121,250	120,778	97,364
GoWireless Holdings, Inc.		Consumer Services	L+6.50% (8.16%)	1.7%	12/20/2024	500,000	495,000	496,250
IG Investments Holdings, LLC		Business Services	L+3.50% (5.19%)	1.7%	10/29/2021	345,543	344,239	349,431
InfoGroup Inc.		Business Services	L+5.00% (6.69%)	1.7%	3/28/2023	496,250	491,871	493,769
Jackson Hewitt, Inc.		Business Services	L+7.00% (8.38%)	1.4%	7/30/2020	186,139	183,882	184,509
McAfee LLC		Business Services	L+4.50% (6.07%)	1.6%	9/27/2024	249,375	246,960	248,930
Moran Foods, LLC		Beverage, Food & Tobacco	L+6.00% (7.57%)	1.6%	12/5/2023	346,500	337,622	278,718
Pre-Paid Legal Services, Inc		Consumer Services	L+5.25% (6.82%)	1.6%	7/1/2019	317,021	316,483	318,275
Raley’s		Beverage, Food & Tobacco	L+5.25% (6.82%)	1.6%	5/18/2022	285,967	285,967	289,184
Sahara Parent Inc		Business Services	L+5.00% (6.69%)	1.7%	8/16/2024	349,125	345,783	341,598
SITEL Worldwide Corporation		Business Services	L+5.50% (6.88%)	1.4%	9/20/2021	195,500	195,212	196,314
Strike, LLC		Energy: Oil & Gas	L+8.00% (9.50%)	1.5%	11/30/2022	332,500	323,942	337,488
Travel Leaders Group, LLC		Hotel, Gaming & Leisure	L+4.50% (5.92%)	1.4%	1/25/2024	347,379	345,866	352,809
TruGreen Limited Partnership		Consumer Services	L+4.00% (5.54%)	1.5%	4/13/2023	345,634	341,640	351,036
Verdesian Life Sciences LLC		Wholesale Trade-Nondurable Goods	L+5.00% (6.38%)	1.4%	7/1/2020	208,335	207,283	187,502
Wirepath LLC		Consumer Services	L+5.25% (6.87%)	1.6%	8/5/2024	498,750	496,340	505,608
Total Senior Secured Loans—First Lien						$7,810,470	$7,714,423	$7,690,952

Senior Secured Loans—Second Lien—22.59%
Flavors Holdings, Inc.		Beverage, Food & Tobacco	L+10.00% (11.69%)	1.7%	10/7/2021	125,000	122,343	101,250
FullBeauty Brands Holding		High Tech Industries	L+9.00% (10.57%)	1.6%	10/13/2023	250,000	218,903	73,334
GK Holdings, Inc.		Business Services	L+10.25% (11.94%)	1.7%	1/21/2022	125,000	123,559	93,125
Inmar		Business Services	L+8.00% (9.42%)	1.4%	5/1/2025	500,000	493,103	502,813
McAfee LLC		Business Services	L+8.50% (10.07%)	1.6%	9/26/2025	500,000	496,986	502,504
Neustar, Inc.		High Tech Industries	L+8.00% (9.40%)	1.4%	2/28/2025	750,000	739,275	759,844
NPC International, Inc.		Beverage, Food & Tobacco	L+7.50 (9.05%)	1.6%	3/28/2025	500,000	498,135	512,500
Oxbow Carbon LLC		Metals & Mining	L+7.00 (8.24%)	1.2%	1/19/2020	250,000	240,350	250,938
Oxbow Carbon LLC		Metals & Mining	L+6.00 (10.50%)	4.5%	1/4/2024	500,000	495,034	502,500
Rocket Software, Inc.		Business Services	L+9.50% (11.19%)	1.7%	10/14/2024	500,000	491,548	507,875
Total Senior Secured Loans—Second Lien						$4,000,000	$3,919,236	$3,806,683

The accompanying notes are an integral part of these statements.

TRITON PACIFIC INVESTMENT CORPORATION, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

DECEMBER 31, 2017 (CONTINUED)

Portfolio Company	Footnotes	Industry	Rate(b)	Base Rate Floor	Maturity	Principal Amount/ Number of Shares	Amortized Cost(f)	Fair Value(c)
Subordinated Convertible Debt—0.00%
Javlin Capital LLC Subordinated Convertible Note	(a) (e)	Specialty Finance	6.00%		3/31/2020	666,389	666,389	-
Total Subordinated Convertible Debt						$666,389	$666,389	$-

Equity/Other—3.19%
ACON IWP Investors I, L.L.C.	(a)	Healthcare & Pharmaceuticals				500,000	500,000	537,903
Javlin Capital LLC Class C-2 Preferred Units	(a) (d) (e)	Specialty Finance				214,286	750,000	-
Total Equity/Other						714,286	$1,250,000	$537,903

TOTAL INVESTMENTS—71.43%							$13,550,048	$12,035,538
OTHER ASSETS IN EXCESS OF LIABILITIES—28.57%								$4,813,699
NET ASSETS - 100.00%								$16,849,237

(a)	Affiliated investment as defined by the 1940 Act, whereby the Company owns between 5% and 25% of the portfolio company’s outstanding voting securities and the investments are not classified as controlled investments. Affiliated funds that are managed by an affiliate of Triton Pacific Adviser, LLC also hold investments in this security. The aggregate fair value of non-controlled, affiliated investments at December 31, 2017 represented 68.24% of the Company’s net assets. Fair value as of December 31, 2017 along with transactions during the period ended December 31, 2017 in affiliated investments were as follows:

		Year Ended December 31, 2017
Non-controlled, Affiliated Investments	Fair Value at December 31, 2016	Gross Additions (Cost)*	Gross Reductions (Cost)**	Fair Value at December 31, 2017	Net Realized Gain (Loss)	Interest & Dividends Credited to Income
ACON IWP Investors I, L.L.C.	$691,072	$-	$-	$537,903	$-	$-
Javlin Capital, LLC, Convertible Note	646,901	19,488	-	-	-	19,488
Javlin Capital, LLC, C-2 Preferred Units	537,229	-	-	-	-	-
Total	$1,875,202	$19,488	$-	$537,903	$-	$19,488

*Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

**Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

(b)	The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime Rate (“Prime” or “P”) which reset daily, monthly, quarterly, or semiannually. For each such investment, the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at December 31, 2017. Certain investments are subject to a LIBOR or Prime interest rate floor. As of December 31, 2017, the three-month London Interbank Offered Rate, or LIBOR, was 1.69465%.

(c)	Fair value and market value are determined by the Company’s board of directors (see Note 7.)

(d)	Security held within TPJ Holdings, Inc., a wholly-owned subsidiary of the Company. See Note 2 for a discussion on the basis of consolidation.

(e)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than a qualifying asset, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the business development company’s total assets. As of December 31, 2017, 100% of the Company’s total assets represented qualifying assets.

(f)	See Note 5 for a discussion of the tax cost of the portfolio.

The accompanying notes are an integral part of these statements.

TRITON PACIFIC INVESTMENT CORPORATION, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

DECEMBER 31, 2016

Portfolio Company	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount/Number of Shares	Amortized Cost(f)	Fair Value(c)
Senior Secured Loans—First Lien—51.11%
California Pizza Kitchen, Inc.		Beverage, Food & Tobacco	L+6.00% (7.00%)	1.0%	8/19/2022	$349,125	$345,842	$348,326
CareCentrix Inc.		Healthcare & Pharmaceuticals	L+5.00% (6.00%)	1.0%	7/8/2021	197,500	193,575	196,266
CRCI Holdings, Inc.		Business Services	L+5.50% (6.50%)	1.0%	8/31/2023	349,125	345,794	349,851
Curo Health Services Holdings, Inc.		Healthcare & Pharmaceuticals	L+5.50% (6.50%)	1.0%	2/7/2022	122,813	121,909	123,785
Deluxe Entertainment Services Group. Inc.		Media: Diversified and Production	L+6.00% (7.00%)	1.0%	2/28/2020	350,000	340,080	347,375
FHC Health Systems. Inc.		Healthcare & Pharmaceuticals	L+4.00% (5.00%)	1.0%	12/23/2021	122,812	121,970	119,742
Flavors Holdings. Inc. Tranche B		Beverage, Food & Tobacco	L+5.75% (6.75%)	1.0%	4/3/2020	110,938	107,998	90,414
GK Holdings, Inc.		Business Services	L+5.50%(6.50%)	1.0%	1/20/2021	122,500	121,847	121,888
Global Healthcare Exchange, LLC		Healthcare & Pharmaceuticals	L+4.25% (5.25%)	1.0%	8/15/2022	148,132	148,140	149,583
GTCR Valor Companies, Inc.		Business Services	L+6.00% (7.00%)	1.0%	6/16/2023	348,250	335,050	345,856
IG Investments Holdings, LLC		Business Services	L+5.00% (6.00%)	1.0%	10/29/2021	348,187	346,539	351,146
Imagine Print Solutions, LLC		Business Services	L+6.00% (7.00%)	1.0%	3/30/2022	248,125	244,986	252,467
Jackson Hewitt, Inc.		Business Services	L+7.00% (8.00%)	1.0%	7/30/2020	196,000	193,020	189,385
Mister Car Wash, Inc.		Automotive Repair, Services, and Parking	L+4.25% (5.25%)	1.0%	8/20/2021	121,875	121,036	122,459
Moran Foods, LLC		Beverage, Food & Tobacco	L+6.00% (7.00%)	1.0%	12/5/2023	350,000	339,619	350,000
Paradigm Acquisition Corp.		Healthcare & Pharmaceuticals	L+5.00% (6.00%)	1.0%	6/2/2022	123,125	121,537	122,560
Polycom, Inc.		High Tech Industries	L+6.50% (7.50%)	1.0%	9/27/2023	338,479	324,979	341,441
Pre-Paid Legal Services, Inc		Consumer Services	L+5.25% (6.25%)	1.0%	7/1/2019	350,000	349,125	351,750
Raley’s		Beverage, Food & Tobacco	L+6.25% (7.25%)	1.0%	5/18/2022	295,823	295,823	299,151
RanpakCorp.		Paper and Allied Products	L+3.25% (4.25%)	1.0%	10/1/2021	114,506	114,297	115,294
SITEL Worldwide Corporation		Business Services	L+5.50% (6.50%)	1.0%	9/20/2021	197,500	196,488	197,994
SiteOne Landscape Supply LLC		Business Services	L+4.50% (5.50%)	1.0%	9/20/2021	347,379	344,506	350,094
Solar Winds, Inc.		High Tech Industries	L+4.50% (5.50%)	1.0%	2/3/2023	248,750	236,913	252,237
Strike, LLC		Energy: Oil & Gas	L+3.75% (10.75%)	7.0%	11/30/2022	350,000	339,692	346,500
TIBCO Software, Inc.		High Tech Industries	L+5.50% (6.50%)	1.0%	12/4/ 2020	122,813	121,067	123,555
TruGreen Limited Partnership		Consumer Services	L+5.50% (6.50%)	1.0%	4/13/2023	348,250	343,532	353,909
Verdesian Life Sciences LLC		Wholesale Trade-Nondurable Goods	L+5.00% (6.00%)	1.0%	7/1/2020	221,546	220,054	198,285
Vivid Seats Ltd.		Consumer Services	L+5.75% (6.75%)	1.0%	10/12/2022	250,000	245,197	250,000
Total Senior Secured Loans—First Lien						$6,793,553	$6,680,615	$6,761,313

Senior Secured Loans—Second Lien—14.87%
Cheddar’s Casual Cafe, Inc.		Retail	L+9.75% (10.75%)	1.0%	1/4/2023	750,000	712,500	712,500
Flavors Holdings, Inc.		Beverage, Food & Tobacco	L+10.00% (11.00%)	1.0%	10/7/2021	125,000	121,619	75,000
FullBeauty Brands Holding		High Tech Industries	L+9.00% (10.00%)	1.0%	10/13/2023	250,000	218,269	173,750
GK Holdings, Inc.		Business Services	L+9.50% (10.50%)	1.0%	1/21/2022	125,000	123,197	126,250
Oxbow Carbon LLC		Metals & Mining	L+7.00 (8.00%)	1.0%	1/19/2020	250,000	237,142	245,625
Rocket Software, Inc.		Business Services	L+9.50% (10.50%)	1.0%	10/14/2024	500,000	490,281	508,595
SCS Holdings I Inc.		High Tech Industries	L+9.50% (10.50%)	1.0%	10/13/2023	125,000	121.983	125,938
Total Senior Secured Loans—Second Lien						$2,125,000	$2,024,991	$1,967,658

Subordinated Convertible Debt—4.89%
Javlin Capital LLC Subordinated Convertible Note	(a) (e)	Specialty Finance	6.00%		3/31/2020	646,901	646,901	646,901
Total Subordinated Convertible Debt						$646,901	$646,901	$646,901

Equity/Other—9.29%
A CON IWP Investors I , L.L.C.	(a)	Healthcare & Pharmaceuticals				500,000	500,000	691,072
Javlin Capital LLC Class C-2 Peferred Units	(a) (d) (e)	Specialty Finance				214,286	750,000	537,229
Total Equity/Other						714,286	$1,250,000	$1,228,301

TOTAL INVESTMENTS—80.16%							$10,602,507	$10,604,173
OTHER ASSETS IN EXCESS OF LIABILITIES—19.84%								$2,624,529
NET ASSETS -100.00%								$13,228,702

(a)	Affiliated investment as defined by the 1940 Act, where by the Company owns between 5% and 25% of the portfolio company’s outstanding voting securities and the investments are not classified as controlled investments. Affiliated funds that are managed by an affiliate of Triton Pacific Adviser, LLC also hold investments in this security. The aggregate fair value of non-controlled, affiliated investments at December 31,2016 represented 14.23% of the Company’s net assets. Fair value as of December 31, 2016 along with transactions during the period ended December 31, 2015 in affiliated investments were as follows:

		Year Ended December 31, 2016
Non-controlled, Affiliated Investments	Fair Value at December 31, 2015	Gross Additions (Cost)*	Gross Reductions (Cost)**	Fair Value at December 31,2016	Net Realized Gain (loss)	Interest & Dividends Credited to Income
ACON IWP Investors I, L.L.C	$738,266	$-	$-	$691,072	$-	$-
Javlin Capital, LLC, Convertible Note	609,219	37,682	-	646,901	-	37,682
Javlin Capital. LLC, C-2 Preferred Units	750,000	-	-	537,229	-	-
Total	$2,097,485	$37,682	$-	$1,875,202	$-	$37,682

*Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchanges of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

**Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

(b)	Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate spread. As of December 31,2016, the three-month London Interbank Offered Rate, or LIBOR, was 0.99789%.

(c)	Fair value and market value are determined by the Company’s board of directors (see Note 7.)

(d)	Security held within TPJ Holdings, Inc., a wholly-owned subsidiary of the Company. See Note 2 for a discussion on the basis of consolidation.

(e)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than a qualifying asset, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the business development company’s total assets. As of December 31, 2016, 91.87% of the Company’s total assets represented qualifying assets.

(f)	See Note 5 for a discussion of the taxcost of the portfolio.

The accompanying notes are an integral part of these statements.

TRITON PACIFIC INVESTMENT CORPORATION, INC.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 – DESCRIPTION OF BUSINESS

Triton Pacific Investment Corporation, Inc. (the “Company”), incorporated in Maryland on April 29, 2011, is publicly registered, non-traded fund focused on private equity, structured as a business development company, that primarily makes structured equity and debt investments in small to mid-sized private U.S. companies. Structured equity refers to derivative investment products, including convertible notes and warrants, designed to facilitate highly customized risk-return objectives. Pursuant to the Articles of Incorporation, the Company is authorized to issue 75,000,000 shares of common stock with a par value of $0.001 per share. Additionally, the Company is authorized to issue 25,000,000 shares of preferred stock with a par value of $0.001 per share. The Company is currently offering for sale a maximum of $300,000,000 of shares of common stock on a “best efforts” basis pursuant to a registration statement on Form N-2 filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Offering”). On June 25, 2014, the Company met its minimum offering requirement of $2,500,000 and released all shares held in escrow.

The Company invests either alone or together with other private equity sponsors. The Company is an externally managed, non-diversified closed-end investment company that has elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, or the Company Act. As a BDC, the Company is required to comply with certain regulatory requirements. The Company has elected to be treated for U.S. federal income tax purposes, and intends to annually qualify as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue code of 1986, as amended, or the Code. As of December 31, 2017, the Company has one wholly-owned subsidiary through which it holds interest in a non-controlled, affiliated portfolio company. The consolidated financial statements include both the Company’s accounts and the accounts of its wholly-owned subsidiary as of December 31, 2017. All significant intercompany transactions have been eliminated in consolidation. The Company’s consolidated subsidiary is subject to U.S. federal and state income taxes. No taxes were accrued or paid by the wholly-owned subsidiary for the years ended December 31, 2017, 2016 and 2015.

Triton Pacific Adviser, LLC (“Adviser”) serves as the Investment Adviser and TFA Associates, LLC (“TFA”) serves as the Administrator. Each of these entities are affiliated with Triton Pacific Group, Inc., a private equity investment management firm, and its subsidiary Triton Pacific Capital Partners, LLC, a private equity investment fund management company, each focused on debt and equity investments for small to mid-sized private companies.

The Adviser was formed in Delaware as a private investment management firm and is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, or the Advisers Act. The Adviser oversees the management of the Company’s activities and is responsible for making the investment decisions for the portfolio.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation. These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Update Nov. 2013-08, Financial Services – Investment Companies. The Company has evaluated the impact of subsequent events through the date the consolidated financial statements were issued and filed with the Securities and Exchange Commission.

Management Estimates and Assumptions. The preparation of audited, consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash. All cash balances are maintained with high credit quality financial institutions which are members of the Federal Deposit Insurance Corporation. The Company maintains cash balances that may exceed federally insured limits.

Valuation of Portfolio Investments. The Company determines the net asset value of its investment portfolio each quarter. Securities that are publicly-traded are valued at the reported closing price on the valuation date. Securities that are not publicly-traded are valued at fair value as determined in good faith by the Company’s board of directors. In connection with that determination, the Adviser provides the Company’s board of directors with portfolio company valuations which are based on relevant inputs which may include indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

Accounting Standards Codification Topic 820, Fair Value Measurement, or ASC Topic 820, issued by the Financial Accounting Standards Board, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, the Company undertakes a multi-step valuation process each quarter, as described below:

●     the Company’s quarterly valuation process begins with the Adviser’s management team providing a preliminary valuation of each portfolio company or investment to the Company’s board of directors, which valuation may be obtained from an independent valuation firm or Adviser, if applicable;

●      preliminary valuation conclusions are then documented and discussed with the Company’s board of directors;

●     the Company’s board of directors reviews the preliminary valuation and the Adviser’s management team, together with its independent valuation firm, if applicable, responds and supplements the preliminary valuation to reflect any comments provided by the board of directors; and

●      the Company’s board of directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on various statistical and other factors, including the input and recommendation of the Adviser and any third-party valuation firm, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Company’s financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Company’s financial statements. Below is a description of factors that the Company’s board of directors may consider when valuing the Company’s debt and equity investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Company may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that the Company’s board of directors may consider include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing the Company’s debt investments. The determination of fair market value for the equity positions were determined by considering, among other factors, various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues, waterfall and liquidation priority and market comparables, book value multiples, economic profits and portfolio multiples.

The fair values of the Company’s investments are determined in good faith by the Company’s board of directors. The Company’s board of directors is solely responsible for the valuation of the Company’s portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and consistently applied valuation process.

Revenue Recognition. Security transactions are accounted for on the trade date. The Company records interest income on an accrual basis to the extent it expects to collect such amounts. The Company records dividend income on the ex-dividend date. The Company does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. Loan origination fees, original issue discount and market discount are capitalized and the Company amortizes such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Upfront structuring fees are recorded as fee income when earned. The Company records prepayment premiums on loans and securities as fee income when it receives such amounts.

Paid-In-Kind Interest. The company has certain investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision, which represents contractual interest or dividends that are added to the principal balance and recorded as income. For the year ended December 31, 2017, interest income included $19,488 of PIK interest. For the year ended December 31, 2016, interest income included $37,682 of PIK interest. For the year ended December 31, 2015, interest income included $9,219 of PIK interest. The Company stops accruing PIK interest when it is determined that PIK interest is no longer collectible. As of July 1, 2017, the Company has stopped accruing PIK interest on the subordinated convertible note made by Javlin Financial LLC (“Javlin Financial”). To maintain RIC tax treatment, and to avoid corporate tax, substantially all of this income must be paid out to the stockholders in the form of distributions, even though the Company has not yet collected the cash.

Net Realized Gains or Losses, and Net Change in Unrealized Appreciation or Depreciation. Gains or losses on the sale of investments are calculated by using the specific identification method. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized.

Capital Gains Incentive Fees. The Company has entered into an investment advisory agreement with the Adviser dated as of July 27, 2012. Pursuant to the terms of the investment advisory agreement, the Incentive Fee shall be determined and payable in arrears as of the end of each quarter, upon liquidation of the Company or upon termination of this Agreement, as of the termination date, and shall equal 20.0% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each quarter, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid Incentive Fees. The fees for the year ended December 31, 2017 were $($334), all of which was for Incentive Fees calculated on unrealized gains. The fees for the year ended December 31, 2016 were $($35,216), all of which was for Incentive Fees calculated on unrealized gains. The fees for the year ended December 31, 2015 were $37,014, of which $1,464 was for Incentive Fees calculated on realized gains, and $35,550 for Incentive Fees calculated on unrealized gains.

For purposes of calculating the foregoing: (1) the calculation of the Incentive Fee shall include any capital gains that result from cash distributions that are treated as a return of capital; (2) any such return of capital shall be treated as a decrease in the Company’s cost basis of an investment; and (3) all fiscal year-end valuations shall be determined by the Company in accordance with generally accepted accounting principles, applicable provisions of the Company Act (even if such valuation is made prior to the date on which the Company has elected to be regulated as a BDC) and the Company’s pricing procedures. In determining the Incentive Fee payable to the Adviser, the Company will calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each of the investments in its portfolio. For this purpose, aggregate realized capital gains, if any, will equal the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since inception. Aggregate realized capital losses will equal the sum of the amounts by which the net sales price of each investment, when sold, is less than the cost of such investment since inception. Aggregate unrealized capital depreciation will equal the sum of the difference, if negative, between the valuation of each investment as of the applicable date and the original cost of such investment. At the end of the applicable period, the amount of capital gains that serves as the basis for the Company’s calculation of the Incentive Fees will equal the aggregate realized capital gains less aggregate realized capital losses and less aggregate unrealized capital depreciation with respect to its portfolio of investments. If this number is positive at the end of such period, then the Incentive Fees for such period will be equal to 20% of such amount, less the aggregate amount of any Incentive Fees paid in respect of its portfolio in all prior periods.

Offering Costs. The Company will incur certain expenses in connection with registering to sell shares of its common stock in connection with the Offering. These costs principally relate to professional and filing fees. Upon recognition or repayment to the Adviser of these costs, they will be capitalized as deferred offering expenses and then subsequently expensed over a 12-month period. The Adviser may reimburse the Company for all or part of these amounts pursuant to the Expense Support and Conditional Reimbursement Agreement (“Expense Reimbursement Agreement”) discussed below. As of December 31, 2017 and December 31, 2016, $3,314,687 and $2,765,661, respectively, of offering costs have been reclassified and included as part of the Expense Reimbursement Agreement and accordingly included in Reimbursement due from the Adviser. Of these Operating Expenses, $1,701,035 has exceeded the three-year period for repayment and will not be repayable by the Company. For the year ended December 31, 2017, the Company incurred $95,692 in offering costs that were not reimbursed by the Sponsor, of which $11,622 was expensed by the Company for the year ended December 31, 2017.

Distributions. Distributions to the Company’s stockholders are recorded as of the record date. Subject to the discretion of the Company’s board of directors and applicable legal restrictions, the Company intends to authorize and declare ordinary cash distributions on a monthly basis and pay such distributions on a monthly basis.

Income Taxes. The Company has elected to be treated for federal income tax purposes, and intends to annually qualify thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Code. Generally, a RIC is exempt from federal income taxes if it distributes at least 90% of “Investment Company Taxable Income,” as defined in the Code, each year. Dividends paid up to 8.5 months after the current tax year can be carried back to the prior tax year for determining the dividends paid in such tax year. The Company intends to distribute sufficient dividends to maintain its RIC status each year. The Company is also subject to nondeductible federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain income, if any, and any recognized and undistributed income from prior years for which it paid no federal excise tax. The Company will generally endeavor each year to avoid any federal excise taxes.

GAAP requires management to evaluate tax positions taken by the Company and recognize a tax liability if the Company has taken an uncertain position that more likely than not would not be sustained upon examination by the Internal Revenue Service or other tax authorities. Management has analyzed the tax positions taken by the Company, and has concluded that as of December 31, 2017, 2016 and 2015, there are no uncertain positions taken or expected to be taken that would require recognition of a liability or disclosure in the financial statements. The Company is subject to routine audits by the Internal Revenue Service or other tax authorities, generally for three years after the tax returns are filed; however, there are currently no audits for any tax periods in progress.

Recent Accounting Pronouncements.

In January 2016, the FASB issued ASU 2016-01, Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”). ASU 2016-01 retains many current requirements for the classification and measurement of financial instruments; however, it significantly revises an entity’s accounting related to (1) the classification and measurement of investments in equity securities and (2) the presentation of certain fair value changes for financial liabilities measured at fair value. ASU 2016-01 also amends certain disclosure requirements associated with the fair value of financial instruments. This guidance is effective for annual and interim periods beginning after December 15, 2017, and early adoption is not permitted for public business entities. Management is currently evaluating the impact these changes will have on the Company’s consolidated financial statements and disclosures.

In March 2016, the FASB issued ASU 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net), which clarified the implementation guidance on principal versus agent considerations. In April 2016, the FASB issued ASU 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing, which clarified the implementation guidance regarding performance obligations and licensing arrangements. The new standard will become effective for the Company on January 1, 2018, with early application permitted to the effective date of January 1, 2017. The Company is evaluating the effect that ASU 2014-09 will have on its consolidated financial statements and related disclosures. The Company has not yet selected a transition method nor has it determined the effect of the standard on its ongoing financial reporting. The guidance does not apply to revenue associated with financial instruments, including loans and notes that are accounted for under other U.S. GAAP. As a result, the Company does not expect the new revenue recognition guidance to have a material impact on the elements of its consolidated statements of operations, most closely associated with financial instruments, including realized gains, fees, interest and dividend income. The Company plans to adopt the revenue recognition guidance in the first quarter of 2018. The Company’s implementation efforts include the identification of revenue within the scope of the guidance, as well as the evaluation of revenue contracts and related accounting policies. While the Company has not yet identified any material changes in the timing of revenue recognition, the Company’s review is ongoing, and it continues to evaluate the presentation of certain contract costs.

In August 2016, the FASB issued ASU 2016-15, “Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments,” which will make eight targeted changes to how cash receipts and cash payments are presented and classified in the statement of cash flows. The ASU further clarifies how the predominance principle should be applied to cash receipts and payments relating to more than one class of cash flows. The ASU is effective for annual reporting periods, and interim periods within those annual periods, beginning after December 15, 2017. The ASU is to be applied retrospectively for each period presented. The Company is currently evaluating the impact this ASU will have on the Company’s consolidated statement of cash flows.

 Reclassification. Certain amounts in the 2016 and 2015 financial statements have been reclassified in order to conform with the 2017 presentation.

NOTE 3 – SHARE TRANSACTIONS

Below is a summary of transactions with respect to shares of the Company’s common stock during the years ended December 31, 2017, 2016 and 2015:

	Year Ended December 31,
	2017		2016		2015
	Shares	Amount	Shares	Amount	Shares	Amount
Gross proceeds from Offering	440,963.13	6,385,593	444,847.84	6,683,706	296,713.69	$4,404,003
Reinvestment of Distributions	22,461.05	291,697	15,548.74	215,591	6,789.86	96,756
Commissions and Dealer Manager Fees		(606,188)		(581,515)	-	(398,363)
Net Proceeds to Company from Share Transactions	463,424.18	$6,071,102	460,396.58	$6,317,782	303,503.55	$4,102,396

Status of Continuous Public Offering

During the years ended December 31, 2017, 2016 and 2015, the Company sold 440,963.13, 444,847.84, and 296,713.69 shares of common stock, respectively, for gross proceeds of approximately $6,385,593, $6,683,706, and $4,404,003 at an average price per share of $14.48, $15.02, and $14.83, respectively. The increase in Capital in excess of par value during the years ended December 31, 2017, 2016 and 2015 also includes reinvested stockholder distributions of $291,697, $215,591, and $96,756, respectively, for which the Company issued 22,461.05, 15,548.74, and 6,789.86 shares of common stock, respectively.

The proceeds from the issuance of common stock as presented on the accompanying statements of changes in net assets and statements of cash flows are presented net of selling commissions and dealer manager fees of $606,188, $581,515, and $398,363 for the years ended December 31, 2017, 2016 and 2015, respectively.

Share Repurchase Program

The Company intends to continue to conduct quarterly tender offers pursuant to its share repurchase program. The Company’s board of directors will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase shares of common stock and under what terms:

●	the effect of such repurchases on the Company’s qualification as a RIC (including the consequences of any necessary asset sales);
●	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);
●	the Company’s investment plans and working capital requirements;
●	the relative economies of scale with respect to the Company’s size;
●	the Company’s history in repurchasing shares of common stock or portions thereof; and
●	the condition of the securities markets.

The Company currently intends to limit the number of shares of common stock to be repurchased during any calendar year to the number of shares of common stock it can repurchase with the proceeds it receives from the issuance of shares of common stock under its distribution reinvestment plan. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from the liquidation of securities investments as of the end of the applicable period to repurchase shares of common stock. In addition, the Company will limit the number of shares of common stock to be repurchased in any calendar year to 10% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter, though the actual number of shares of common stock that the Company offers to repurchase may be less in light of the limitations noted above.

Our board of directors reserves the right, in its sole discretion, to limit the number of shares to be repurchased for each class by applying the limitations on the number of shares to be repurchased, noted above, on a per class basis. We further anticipate that we will offer to repurchase such shares on each date of repurchase at a price equal to 90% of the current offering price on each date of repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that shareholders submit for repurchase. If we do not repurchase the full amount of the shares that shareholders have requested to be repurchased, or we determine not to make repurchases of our shares, shareholders may not be able to dispose of their shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the Company Act.

The following table provides information concerning the Company’s repurchase of shares of common stock during the years ended December 31, 2017 and 2016 (no repurchases were made prior to 2016):

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Average Price Paid per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2018
March 31, 2018	March 28, 2018	6,388.01	11%	$12.11	$77,359
Total		6,388.01	11%	12.11	77,359
Fiscal 2017
March 31, 2017	January 20, 2017	8,482.60	27%	$13.87	$117,654
June 30, 2017	May 12, 2017	1,936.81	6%	13.55	26,244
September 30, 2017	September 25, 2017	5,968.22	9%	12.30	73,409
December 31, 2017	December 22,2017	6,212.40	10%	12.11	75,232
Total		22,600.03	12%	12.94	292,539
Fiscal 2016
September 30, 2016	July 15, 2016	8,482.60	50%	$13.80	$117,060
December 31, 2016	October 14, 2016	8,482.60	48%	13.80	117,060
Total		16,965.20	49%	$13.80	$234,120

On March 28, 2018, the Company repurchased 6,388.01 shares of common stock (representing 11.1% of the shares of common stock tendered for repurchase) at $12.11 per share for aggregate consideration totaling $77,359.

NOTE 4 – RELATED PARTY TRANSACTIONS AND ARRANGEMENTS

The Adviser and TFA and their affiliates will receive compensation and reimbursement for services relating to our offering and the investment and management of its assets.

In connection with the Offering, the Company has incurred registration, organization, operating and offering costs. Such costs have been advanced by the Adviser. As discussed below, the Company has entered into an Expense Reimbursement Agreement with its Adviser. For the period from inception through December 31, 2017, certain registration, organization, operating and offering costs have been accounted for under the Expense Reimbursement Agreement and accordingly included in Reimbursement due from the Adviser on the statements of financial position.

The chart below, on a cumulative basis, discloses the components of the Reimbursement due from Adviser reflected on the Statements of Financial Position:

	December 31, 2017	December 31, 2016	December 31, 2015
Operating Expenses	$1,977,504	$1,896,657	$1,225,595
Offering Costs	3,314,687	2,765,662	1,854,993
Due to related party offset	(4,707,407)	(4,213,469)	(2,512,824)
Reimbursements received from Adviser	(342,715)	(342,715)	(342,715)
Other amounts due to affiliates	15,559	448	448
Total Reimbursement due from Adviser	$257,628	$106,583	$225,497

Operating Expenses are the amounts reimbursed by the Adviser for our operating costs and offering costs are the cumulative amount of organizational and offering expenses reimbursed to us by the Adviser and subject to future reimbursement per the terms of our expense reimbursement agreement.

Due to related party offset represents the cash the Adviser paid directly for our operating and offering expenses and reimbursements received from sponsor are the amounts the Adviser paid in cash to us for reimbursement of our operating and offering costs.

The Company compensates the Adviser for investment services per an Investment Adviser Agreement (“Agreement”), approved by the Company’s directors, calculated as the sum of (1) base management fee, calculated quarterly at 0.5% of the Company’s average gross assets payable quarterly in arrears, and (2) an incentive fee upon capital gains determined and payable in arrears as of the end of each quarter or upon liquidation of the Company or upon termination of Agreement at 20% of Company’s realized capital gains, as defined. The Agreement expires

July 2018 and may continue automatically for successive annual periods, as approved by the Company. All management fees earned by the Adviser prior to January 1, 2014 were waived by the Adviser.

As a BDC, we will be subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest alongside our Adviser and its affiliates unless we obtain an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term, and approval from our independent directors. As of December 31, 2017, the Company has two affiliate investments in ACON IWP Investors I, L.L.C and Javlin Capital, LLC (held by TPJ Holdings, Inc., a wholly-owned subsidiary.)

The Company compensates TFA for administration services per an Administration Agreement for costs and expenses incurred with the administration and operation of the Company. These costs include the allocable portion of the compensation and related expenses of certain personnel of TFA, providing administrative services to the Company on behalf of the Adviser. The Company reimburses TFA no less than quarterly for all costs and expenses incurred pursuant to this Agreement. TFA allocates the cost of such services to the Company based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. Such agreement expires July 2018 and may continue automatically for successive annual periods, as approved by the Company. These fees have been reimbursed from the Adviser pursuant to the Expense Reimbursement Agreement discussed below.

The following table describes the fees and expenses incurred under the investment advisory and administration agreement and the dealer manager agreement during the years ended December 31, 2017, 2016 and 2015:

			Year Ended December 31,
Related Party	Source Agreement	Description	2017	2016	2015
Triton Pacific Adviser, LLC	Investment Adviser Agreement	Base Management Fees	$334,224	$225,492	$101,336
Triton Pacific Adviser, LLC	Investment Adviser Agreement	Capital Gains Incentive Fees(1)	$(334)	$(35,216)	$37,014
TFA Associates, LLC	Administration Agreement	Administrative Services Expenses	$301,986	$298,864	$257,576
Triton Pacific Securities, LLC	Dealer Manager Agreement	Dealer Manager Fees(2)	$122,150	$136,896	$98,817

(1)	During the years ended December 31, 2017, 2016 and 2015, the Company earned capital gains incentive fees of ($334), ($35,216), and $37,014, respectively, based on the performance of its portfolio, of which ($334), ($35,216), and $35,550, respectively, was based on unrealized gains, and $0, $0, and $1,464, respectively, was based on realized gains. No capital gains incentive fees are actually payable by the Company with respect to unrealized gains unless and until those gains are actually realized. See Note 2 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees.

(2)	During the years ended December 31, 2017, 2016 and 2015, the Company paid the Dealer Manager $606,188, $581,515, and $398,363, respectively, in sales commissions and dealer fees. $122,150, $136,896, and $98,817 were retained by TPS, respectively, and the remainder re-allowed to third party participating broker dealers.

Expense Reimbursement Agreement

On March 27, 2014, the Company and its Adviser agreed to an Expense Support and Conditional Reimbursement Agreement, or the Expense Reimbursement Agreement. The Expense Reimbursement Agreement was amended and restated effective November 17, 2014. Under the Expense Reimbursement Agreement, as amended, the Adviser, in consultation with the Company, will pay up to 100% of both the Company’s organizational and offering expenses and its operating expenses, all as determined by the Company and the Adviser. As used in the Expense Reimbursement Agreement, operating expenses refer to third party operating costs and expenses incurred by the Company, as determined under GAAP for investment management companies. Organizational and offering expenses include expenses incurred in connection with the organization of the Company and expenses incurred in connection with its offering, which are recorded as a component of equity. The Expense Reimbursement Agreement states that until the net proceeds to the Company from its offering are at least $25 million, the Adviser will pay up to 100% of both the Company’s organizational and offering expenses and its operating expenses. After the Company receives at least $25 million in net proceeds from its offering, the Adviser may, with the Company’s consent, continue to make expense support payments to the Company in such amounts as are acceptable to the Company and the Adviser. Any expense support payments shall be paid by the Adviser to the Company in any combination of cash, and/or offsets against amounts otherwise due from the Company to the Adviser.

Under the Expense Reimbursement Agreement as amended, once the Company has received at least $25 million in net proceeds from its offering, during any quarter occurring within three years of the date on which the Company incurred any expenses that are funded by the Adviser, the Company is required to reimburse the Adviser for any expense support payments the Company received from them. However, with respect to any expense support payments attributable to the Company’s operating expenses, (i) the Company will only reimburse the Adviser for expense support payments made by the Adviser to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense reimbursement payments received by the Company during such fiscal year) to exceed the percentage of the Company’s average net assets attributable to shares of its common stock represented by “other operating expenses” during the fiscal year in which such expense support payment from the Adviser was made (provided, however, that this clause (i) shall not apply to any reimbursement payment which relates to an expense support payment from the Adviser made during the same fiscal year); and (ii) the Company will not reimburse the Adviser for expense support payments made by the Adviser if the annualized rate of regular cash distributions declared by the Company at the time of such reimbursement payment is less than the annualized rate of regular cash distributions declared by the Company at the time the Adviser made the expense support payment to which such reimbursement relates. “Other operating expenses” means the Company’s total operating expenses excluding base management fees, incentive fees, organization and offering expenses, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses.

Quarter Ended	Amount of Expense Payment Obligation	Amount of Offering Cost Payment Obligation	Operating Expense Ratio as of the Date Expense Payment Obligation Incurred(1)	Annualized Distribution Rate as of the Date Expense Payment Obligation Incurred(2)	Eligible for Reimbursement Through
September 30, 2012	$21,826		432.69%	-	September 30, 2015
December 31, 2012	$26,111		531.09%	-	December 31, 2015
March 31, 2013	$30,819		N/A	-	March 31, 2016
June 30, 2013	$59,062		N/A	-	June 30, 2016
September 30, 2013	$65,161		N/A	-	September 30, 2016
December 31, 2013	$91,378		455.09%	-	December 31, 2016
March 31, 2014	$68,293		148.96%	-	March 31, 2017
June 30, 2014	$70,027	$898,518	23.17%	-	June 30, 2017
September 30, 2014	$92,143	$71,060	20.39%	-	September 30, 2017
December 31, 2014	$115,777	$90,860	11.15%	-	December 31, 2017
March 31, 2015	$134,301	$106,217	13.75%	2.01%	March 31, 2018
June 30, 2015	$166,549	$167,113	14.10%	3.20%	June 30, 2018
September 30, 2015	$147,747	$240,848	10.45%	3.20%	September 30, 2018
December 31, 2015	$136,401	$280,376	7.41%	3.60%	December 31, 2018
March 31, 2016	$157,996	$232,895	6.00%	3.52%	March 31, 2019
June 30, 2016	$206,933	$285,878	4.95%	3.52%	June 30, 2019
September 30, 2016	$201,573	$223,020	4.52%	3.13%	September 30, 2019
December 31, 2016	$104,561	$168,876	4.45%	3.11%	December 31, 2019
March 31, 2017	$80,847	$252,875	4.21%	3.19%	March 31, 2020
June 30, 2017	$0	$176,963	3.98%	3.18%	June 30, 2020
September 30, 2017	$0	$119,188	4.19%	3.00%	September 30, 2020
December 31, 2017	$0	$0	N/A	N/A	N/A

(1)	“Operating Expense Ratio” includes all expenses borne by us, except for organizational and offering expenses, base management and incentive fees owed to our Adviser, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. The Company did not achieve its minimum offering amount until June 25, 2014 and as a result, did not invest the proceeds from the offering and realize any income from investments prior to the end of its fiscal quarter.
(2)	“Annualized Distribution Rate” equals the annualized rate of distributions paid to stockholders based on the amount of the regular cash distribution paid immediately prior to the date the expense support payment obligation was incurred by our Adviser. “Annualized Distribution Rate” does not include special cash or stock distributions paid to stockholders. The Company did not achieve its minimum offering amount until June 25, 2014 and as a result, did not have an opportunity to invest the proceeds from the offering and realize any income from investments or pay any distributions to stockholders prior to the end of its fiscal quarter.

In addition, with respect to any expense support payment attributable to the Company’s organizational and offering expenses, the Company will only reimburse the Adviser for expense support payments made by the Adviser to the extent that the payment of such reimbursement (together with any other reimbursement for organizational and offering expenses paid during such fiscal year) is limited to 15% of cumulative gross sales proceeds from the Company’s offering including the sales load (or dealer manager fee) paid by the Company.

The Company or the Adviser may terminate the Expense Reimbursement Agreement at any time upon thirty days’ written notice; however, the Adviser has indicated that it expects to continue such reimbursements until it deems that the Company has achieved economies of scale sufficient to ensure that the Company bears a reasonable level of expenses in relation to its income. The Expense Reimbursement Agreement will automatically terminate upon termination of the Investment Advisory Agreement or upon the Company’s liquidation or dissolution.

The Expense Reimbursement Agreement is, by its terms, effective retroactively to the Company’s inception date of April 29, 2011 for operating expenses and from the break of escrow on June 25, 2014 for offering expenses. As of December 31, 2017, $5,292,191 has been recorded as Reimbursement due from the Adviser pursuant to the Expense Reimbursement Agreement. Of this, $4,707,407 representing an amount due to the Adviser, was netted against the Reimbursement due from Adviser and $342,715 was paid to the Company by the Adviser.

Beginning the year ended December 31, 2016, the Adviser began to reimburse less than 100% of operating expenses, and for the year ended December 31, 2017, the Adviser did not reimburse any operating expenses after the first quarter. Additionally, the Adviser did not reimburse any offering expenses for the fourth quarter of 2017. Of these offering and operating expenses, $1,701,035 has exceeded the three-year period for repayment and will not be repayable by the Company.

NOTE 5 – DISTRIBUTIONS

The following table reflects the cash distributions per share that the Company declared and paid on its common stock during the years ended December 31, 2017, 2016 and 2015:

	Distribution
Fiscal 2017	Per Share	Amount
January 27, 2017	$0.04000	39,407
February 24, 2017	$0.04000	41,323
March 23, 2017	$0.04000	42,513
April 27, 2017	$0.04000	44,526
May 25, 2017	$0.04000	46,364
June 23, 2017	$0.04000	47,861
July 21, 2017	$0.04000	48,678
August 29, 2017	$0.03417	44,767
September 28, 2017	$0.03417	45,500
October 26, 2017	$0.03417	46,109
November 27, 2017	$0.03370	46,685
December 26, 2017	$0.03370	47,326

Fiscal 2016
January 22, 2016	$0.04500	$25,244
February 16, 2016	$0.04500	$26,477
March 23, 2016	$0.04500	$30,271
April 21, 2016	$0.04500	$32,832
May 19, 2016	$0.04500	$34,950
June 23, 2016	$0.04500	$36,206
July 21, 2016	$0.04000	$32,318
August 25, 2016	$0.04000	$33,293
September 22, 2016	$0.04000	$33,877
October 20, 2016	$0.04000	$35,164
November 18, 2016	$0.04000	$37,327
December 20, 2016	$0.04000	$38,091

Fiscal 2015
January 20, 2015	$0.07545	$17,314
April 13, 2015	$0.11600	$28,334
April 29, 2015	$0.04000	$9,880
May 29, 2015	$0.04000	$12,634
June 29, 2015	$0.04000	$13,295
July 30, 2015	$0.04000	$13,676
August 28, 2015	$0.04000	$14,511
September 29, 2015	$0.04000	$16,287
October 22.2015	$0.04500	$19,484
November 25, 2015	$0.04500	$21,169
December 24, 2015	$0.04500	$23,491

Prior to April 2015, the Company’s distributions were paid quarterly in arrears. On April 2, 2015, the Company authorized and declared a first quarter cash distribution of $0.116 per share, to the shareholders of record as of April 13, 2015. Beginning April 2015, the Company commenced the declaration and payment of monthly distributions, payable in advance, in each case, subject to the discretion of the Company’s board of directors and applicable legal restrictions.

On January 25, 2018, February 23, 2018, and March 27, 2018 the Company authorized and declared a cash distribution of $0.0337 per share for the months of January, February and March 2018, to the shareholders of record as of January 29, 2018, February 28, 2018, and March 28, 2018 respectively. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.

The Company has adopted an “opt in” distribution reinvestment plan for its stockholders. As a result, if the Company makes a cash distribution, its stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of the Company’s common stock. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in the distribution reinvestment plan.

The Company may fund its cash distributions to stockholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies and expense reimbursements from the Adviser. The Company has not established limits on the amount of funds it may use from available sources to make distributions.

The following table reflects the sources of the cash distributions on a tax basis that the Company paid on its common stock during the years ended December 31, 2017, 2016 and 2015:

	2017		2016		2015
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$-	-	$-	-	$-	-
Borrowings	-	-	-	-	-	-
Net investment income (prior to expense reimbursement)(1)	-	-	-	-	-	-
Short-term capital gains proceeds from the sale of assets	47,998	9%	-	-	7,002	4%
Long-term capital gains proceeds from the sale of assets	-	-	-	-	-	-
Distributions from common equity (return of capital)	493,061	91%	-	-	-	-
Expense reimbursement from sponsor	-	-	396,050	100%	183,073	96%
Total	$541,059	100%	$396,050	100%	$190,075	100%

(1)	During the year ended December 31, 2017, 93.7% of the Company’s gross investment income was attributable to cash income earned, and 6.3% was attributable to non-cash accretion of discount and paid-in-kind interest.

The Company’s net investment income (loss) on a tax basis for the years ended December 31, 2017, 2016 and 2015 was ($192,563), $335,572, and $174,880, respectively. As of December 31, 2017, 2016 and 2015, the Company had ($2,126,246), $32,116, and $189,124, respectively, of undistributed (overdistributed) net investment income and realized gains on a tax basis.

The primary difference between the Company’s GAAP-basis net investment income and its tax-basis net investment income (loss) is due to the reversal of the required accrual for GAAP purposes of incentive fees on unrealized gains even though no such incentive fees on unrealized gains are payable by the Company for the years ended December 31, 2017, 2016 and 2015.

The following table sets forth reconciliation between GAAP basis net investment income and tax basis net investment income (loss) for the years ended December 31, 2017, 2016 and 2015:

	Year Ended December 31,
	2017	2016	2015
GAAP basis net investment income (loss)	$(192,229)	$370,788	$140,492
Reversal of incentive fee accrual on unrealized gains	(334)	(35,216)	35,550
Other book-tax differences	-	-	(1,162)
Tax-basis net investment income (loss)	$(192,563)	$335,572	$174,880

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

As of December 31, 2017, 2016 and 2015, the components of accumulated earnings on a tax basis were as follows:

	Year Ended December 31,
	2017	2016	2015
Distributable realized gains (long-term capital gains)	$65,363	$21,925	$2,192
Distributable ordinary income (loss) (income and short-term capital gains (loss))	(677,099)	8,525	9,184
Net unrealized appreciation (depreciation) on investments	(1,514,510)	1,666	177,748
Total	$(2,126,246)	$32,116	$189,124

The aggregate cost of the Company’s investments for U.S. federal income tax purposes totaled $13,550,047, $10,597,454, and $5,578,844 for the years ended December 31, 2017, 2016 and 2015, respectively. The aggregate net unrealized appreciation (depreciation) on investments on a tax basis was ($1,514,510), $1,666, and $177,748 as of December 31, 2017, 2016 and 2015, respectively.

NOTE 6 – INVESTMENT PORTFOLIO

The following table summarizes the composition of the Company’s investment portfolio at amortized cost and fair value as of December 31, 2017, 2016 and 2015:

	December 31, 2017			December 31, 2016			December 31, 2015
	Investments at Amortized Cost(1)	Investments at Fair Value	Fair Value Percentage of Total Portfolio	Investments at Amortized Cost(1)	Investments at Fair Value	Fair Value Percentage of Total Portfolio	Investments at Amortized Cost(1)	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured Loans—First Lien	$7,714,423	7,690,952	64%	$6,680,615	6,761,313	64%	$2,426,089	$2,389,377	43%
Senior Secured Loans—Second Lien	3,919,236	3,806,683	32%	2,024,991	1,967,658	19%	1,065,681	1,041,875	19%
Subordinated Debt	666,389	-	0%	646,901	646,901	6%	609,219	609,219	11%
Equity/Other	1,250,000	537,903	4%	1,250,000	1,228,301	12%	1,250,000	1,488,266	27%
Total	$13,550,048	$12,035,538	100%	$10,602,507	$10,604,173	100%	$5,350,989	$5,528,737	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of December 31, 2017, 2016 and 2015:

	December 31, 2017		December 31, 2016		December 31, 2015
	Fair	Percentage of	Fair	Percentage of	Fair	Percentage of
Industry Classification	Value	Portfolio	Value	Portfolio	Value	Portfolio
Automotive Repair, Services, and Parking	$-	0.0%	$122,459	1.2%	$122,458	2.2%
Beverage, Food & Tobacco	1,618,327	13.4%	1,162,891	11.0%	470,860	8.5%
Business Services	4,325,419	35.8%	2,793,526	26.3%	633,547	11.5%
Consumer Services	1,671,168	13.9%	955,659	9.0%	-	0.0%
Energy: Oil & Gas	337,488	2.8%	346,500	3.3%	-	0.0%
Healthcare & Pharmaceuticals	734,869	6.1%	1,403,008	13.2%	1,445,024	26.1%
High Tech Industries	833,178	6.9%	1,016,921	9.6%	697,895	12.6%
Hotel, Gaming & Leisure	352,809	2.9%	-	0.0%	-	0.0%
Media: Diversified and Production	334,586	2.8%	347,375	3.3%	-	0.0%
Metals & Mining	1,143,870	9.5%	245,625	2.3%	210,521	3.8%
Paper and Allied Products	-	0.0%	115,294	1.1%	118,972	2.2%
Retail	-	0.0%	712,500	6.7%	-	0.0%
Specialty Finance	-	0.1%	1,184,130	11.2%	1,359,219	24.6%
Telecommunications	496,322	4.2%	-	0.0%	-	0.0%
Transportation: Cargo	-	0.0%	-	0.0%	121,371	2.2%
Wholesale Trade-Durable Goods	-	0.0%	-	0.0%	122,874	2.2%
Wholesale Trade-Nondurable Goods	187,502	1.6%	198,285	1.8%	225,996	4.1%
Total	$12,035,538	100.0%	$10,604,173	100.0%	$5,528,737	100.0%

On June 30, 2017, the Company made the decision to write down the carrying value of its investment value in Javlin Financial. The decision was due to performance issues within Javlin Financial’s core business and a breakdown in restructuring negotiations between the Company, its lenders, and Javlin Financial’s controlling shareholder. It is unknown at this time if there will be any value to the investment.

NOTE 7 – FAIR VALUE OF FINANCIAL INSTRUMENTS

Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.

The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of December 31, 2017, 2016 and 2015, the Company’s investments were categorized as follows in the fair value hierarchy:

Valuation Inputs	December 31, 2017	December 31, 2016	December 31, 2015
Level 1—Price quotations in active markets	$-	$-	$-
Level 2—Significant other observable inputs	-	-	-
Level 3—Significant unobservable inputs	12,035,538	10,604,173	5,528,737
Total	$12,035,538	$10,604,173	$5,528,737

The Company’s investments as of December 31, 2017 consisted of debt securities that are traded on a private over-the-counter market for institutional investors, a subordinated convertible note and two equity investments. The Company valued its debt investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. The determination of fair market value for the equity positions were determined by considering, among other factors, various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues, waterfall and liquidation priority and market comparables, book value multiples, economic profits and portfolio multiples.

The Company may periodically benchmark the bid and ask prices it receives from the third-party pricing services against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Company’s board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation process.

The significant unobservable inputs used in the market approach of fair value measurement of our investments are the market multiples of EBITDA of comparable companies. The Company selects a population of companies for each investment with similar operations and attributes of the portfolio company. Using these guideline companies’ data, a range of multiples of enterprise value to EBITDA is calculated. The Company selects percentages from the range of multiples for purposes of determining the portfolio company’s estimated enterprise value based on said multiple and generally the latest twelve months’ EBITDA of the portfolio company. Significant increases or decreases in enterprise value may result in increases or decreases in the fair value estimate of the equity investment.

The following is a reconciliation for the year ended December 31, 2017 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the year ended December 31, 2017
	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Subordinated Convertible Debt	Equity/Other	Total
Fair value at beginning of period	$6,761,313	$1,967,658	$646,901	$1,228,301	$10,604,173
Accretion of discount (amortization of premium)	21,761	10,005	-	-	31,766
Net realized gain (loss)	50,321	41,115	-	-	91,436
Net change in unrealized appreciation (depreciation)	(104,169)	(55,220)	(666,389)	(690,398)	(1,516,176)
Purchases	4,392,250	2,720,625	-	-	7,112,875
Paid-in-kind interest	-	-	19,488	-	19,488
Sales and redemptions	(3,430,524)	(877,500)	-	-	(4,308,024)
Net transfers in or out of Level 3			-	-	-
Fair value at end of period	$7,690,952	$3,806,683	$-	$537,903	$12,035,538

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(104,169)	$(55,220)	$-	$(690,398)	$(849,787)

The following is a reconciliation for the year ended December 31, 2016 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the year ended December 31, 2016
	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Subordinated Convertible Debt	Equity/Other	Total
Fair value at beginning of period	$2,389,377	$1,041,875	$609,219	$1,488,266	$5,528,737
Accretion of discount (amortization of premium)	12,124	6,512			18,636
Net realized gain (loss)	19,433	298			19,731
Net change in unrealized appreciation (depreciation)	117,410	(33,527)		(259,965)	(176,082)
Purchases	5,083,375	1,202,500			6,285,875
Paid-in-kind interest	-	-	37,682		37,682
Sales and redemptions	(860,406)	(250,000)			(1,110,406)
Net transfers in or out of Level 3	-	-	-	-	-
Fair value at end of period	$6,761,313	$1,967,658	$646,901	$1,228,301	$10,604,173

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$117,410	$(33,527)	$-	$(259,965)	$(176,082)

The following is a reconciliation for the year ended December 31, 2015 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the year ended December 31, 2015
	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Subordinated Convertible Debt	Equity/Other	Total
Fair value at beginning of period	$1,351,932	$119,375	$-	$-	$1,471,307
Accretion of discount (amortization of premium)	4,185	2,389	-	-	6,574
Net realized gain (loss)	7,321	-	-	-	7,321
Net change in unrealized appreciation (depreciation)	(36,715)	(23,014)	-	238,266	178,537
Purchases	1,477,625	943,125	600,000	1,250,000	4,270,750
Paid-in-kind interest	-	-	9,219	-	9,219
Sales and redemptions	(414,971)	-	-	-	(414,971)
Net transfers in or out of Level 3	-	-	-	-	-
Fair value at end of period	$2,389,377	$1,041,875	$609,219	$1,488,266	$5,528,737

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(36,715)	$(23,014)	$-	$238,266	$178,537

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of December 31, 2017 were as follows:

Asset Category	Fair Value	Primary Valuation Technique	Unobservable Inputs	Range	Weighted Average
Senior Secured First Lien Debt	7,690,952	Market quotes	Indicative dealer quotes	78.05 - 102.00	98.73
Senior Secured Second Lien Debt	3,806,683	Market quotes	Indicative dealer quotes	26.67 - 103.00	98.55
Subordinated Debt	-	Distribution waterfall/ liquidation priorities	N/A	N/A	N/A
Equity/Other	-	Distribution waterfall/ liquidation priorities	N/A	N/A	N/A
Equity/Other	537,903	Market comparables	EBITDA multiples (x)	7.15x - 9.15x	8.15x
Total	$12,035,538

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of December 31, 2016 were as follows:

Asset Category	Fair Value	Primary Valuation Technique	Unobservable Inputs	Range	Weighted Average
Senior Secured First Lien Debt	6,761,313	Market quotes	Indicative dealer quotes	79.50 - 102.00	99.63
Senior Secured Second Lien Debt	1,967,658	Market quotes	Indicative dealer quotes	58.00 - 102.19	94.31
Subordinated Debt	646,901	Market comparables	Book value multiples (x)	14.6% - 17.4%/ 2.4x - 34.0x	0.15
Equity/Other	537,229	Market comparables	Book value multiples (x)	14.6% - 17.4%/ 2.4x - 34.0x	0.15
Equity/Other	691,072	Market comparables	EBITDA multiples (x)	7.15x - 9.15x	8.15x
Total	$10,604,173

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of December 31, 2015 were as follows:

Asset Category	Fair Value	Primary Valuation Technique	Unobservable Inputs	Range	Weighted Average
Senior Secured First Lien Debt	$2,389,377	Market quotes	Indicative dealer quotes	87.00 - 100.00	97.36
Senior Secured Second Lien Debt	1,041,875	Market quotes	Indicative dealer quotes	83.17 - 99.88	93.01
Subordinated Debt	609,219	Market comparables	EBITDA multiples (x)	11.9x - 15.0x	13.0x
Equity/Other	750,000	Market comparables	Book value multiples (x)	1.2x - 2.6x	1.9x
Equity/Other	738,266	Market comparables	EBITDA multiples (x)	8.15x	8.15x
Total	$5,528,737

On June 30, 2017, the Company made the decision to write down the carrying value of its investment value in Javlin Financial. The decision was due to performance issues within Javlin Financial’s core business and a breakdown in restructuring negotiations between the Company, its lenders, and Javlin Financial’s controlling shareholder. It is unknown at this time if there will be any value to the investment.

NOTE 8 – FINANCIAL HIGHLIGHTS

The following is a schedule of financial highlights of the Company for the years ended December 31, 2017, 2016 and 2015:

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data:
Net asset value, beginning of period	$13.55	$13.75	$13.50
Results of operations(1)
Net investment income (loss)	(0.16)	0.48	0.41
Net realized and unrealized appreciation (depreciation) on investments(2)	(1.12)	(0.14)	0.41
Net increase (decrease) in net assets resulting from operations	(1.28)	0.34	0.82
Stockholder distributions(3)
Distributions from net investment income	(0.41)	(0.51)	(0.55)
Distributions from net realized gain on investments	(0.04)	-	(0.02)
Net decrease in net assets resulting from stockholder distributions	(0.45)	(0.51)	(0.57)
Capital share transactions
Issuance of common stock(4)	0.07	(0.03)	0.03
Offering costs(1)	-	-	(0.03)
Net increase (decrease) in net assets resulting from capital share transactions	0.07	(0.03)	-
Net asset value, end of period	$11.89	$13.55	$13.75
Shares outstanding, end of period	1,417,233	976,406	532,978
Total return(5)	-8.9%	2.2%	6.1%
Ratio/Supplemental Data:
Net assets, end of period	$16,849,237	$13,228,702	$7,329,653
Ratio of net investment income to average net assets	-1.3%	3.6%	3.0%
Ratio of total operating expenses to average net assets	7.3%	7.2%	13.4%
Ratio of expenses reimbursed by sponsor to average net assets	0.5%	6.5%	12.7%
Ratio of expense recoupment payable to sponsor to average net assets	0.0%	0.0%	0.0%
Ratio of capital gain incentive fee to average net assets	0.00%	-0.34%	0.80%
Ratio of net operating expenses to average net assets	6.7%	0.7%	0.0%
Portfolio turnover(6)	28.6%	10.8%	14.3%

(1)	The per share data was derived by using the weighted average shares outstanding for the years ended December 31, 2017, 2016 and 2015.
(2)	The amount shown for a share outstanding throughout the year may not agree with the change in the aggregate gains and losses in portfolio securities for the year because of the timing of sales of the Company’s shares in relation to fluctuating market values for the portfolio.
(3)	The per share data for distributions reflects the actual amount of distributions paid per share during the applicable period.
(4)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock in the Company’s continuous public offering and pursuant to the Company’s distribution reinvestment plan. The issuance of common stock at an offering price, net of sales commissions and dealer manager fees, that is greater than the net asset value per share results in an increase in net asset value per share.
(5)	The total return for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share which were declared during the applicable calendar year and dividing the total by the net asset value per share at the beginning of the applicable year. The total return does not consider the effect of the sales load from the sale of the Company’s common stock. The total return includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. The historical calculation of total return in the table should not be considered a representation of the Company’s future total return, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rate payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Company’s investment portfolio during the applicable period and are calculated in accordance with GAAP. These return figures do not represent an actual return to stockholders.

NOTE 9 – COMMITMENTS AND CONTINGENCIES

The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. Management has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the

Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material effect upon its financial condition or results of operations.

NOTE 10 – SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

The following are the quarterly results of operations for the years ended December 31, 2017, and 2016. The following information reflects all normal recurring adjustments necessary for a fair presentation of the information for the periods presented. The operating results for any quarter are not necessarily indicative of results for any future period.

	Quarter Ended
	December 31,	September 30,	June 30,	March 31,
	2017	2017	2017	2017
Investment income	$220,782	$227,488	$185,630	$183,548
Operating expenses
Total operating expenses	335,898	283,890	218,629	252,107
Expense reimbursement from sponsor	-	-	-	(80,847)
Net operating expenses	335,898	283,890	218,629	171,260
Net investment income (loss)	(115,116)	(56,402)	(32,999)	12,288
Realized gain on investments	302	26,569	51,950	12,615
Net increase (decrease) in unrealized appreciation on investments	(66,150)	(131,397)	(1,410,823)	92,194
Net increase (decrease) in net assets resulting from operations	$(180,964)	$(161,230)	$(1,391,872)	$117,097
Per share information-basic and diluted
Net investment income (loss) - Basic and diluted	$(0.08)	$(0.04)	$(0.03)	$0.01
Net increase (decrease) in net assets resulting from operations - Basic and diluted	$(0.13)	$(0.13)	$(1.21)	$0.12
Weighted average shares outstanding - Basic and diluted	1,375,869	1,266,225	1,147,150	1,016,727

	Quarter Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Investment income	$147,877	$114,659	$97,382	$80,830
Operating expenses
Total operating expenses	144,510	212,838	220,244	163,430
Expense reimbursement from sponsor	(104,560)	(201,573)	(206,933)	(157,996)
Net operating expenses	39,950	11,265	13,311	5,434
Net investment income	107,927	103,394	84,071	75,396
Realized gain (loss) on investments	20,898	-	(1,167)	-
Net increase (decrease) in unrealized appreciation on investments	(334,128)	56,324	74,549	27,173
Net increase (decrease) in net assets resulting from operations	$(205,303)	$159,718	$157,453	$102,569
Per share information-basic and diluted
Net investment income - Basic and diluted	$0.12	$0.12	$0.11	$0.12
Net increase (decrease) in net assets resulting from operations - Basic and diluted	$(0.22)	$0.19	$0.21	$0.17
Weighted average shares outstanding - Basic and diluted	915,626	827,457	763,960	603,230

The sum of quarterly per share amounts does not necessarily equal per share amounts reported for the years ended December 31, 2017 and 2016. This is due to changes in the number of weighted-average shares outstanding and the effects of rounding for each period.

NOTE 11 – SUBSEQUENT EVENTS

Management has evaluated all known subsequent events through the date the accompanying financial statements were available to be issued on April 2, 2018, and notes the following:

For the period beginning January 1, 2018 and ending April 2, 2018, the Company sold 68,506.32 shares of its common stock for total gross proceeds of $923,815, issued amounts pursuant to its distribution reinvestment plan in the amount of $82,534, and repurchased 6,388.01 shares for total cost of $77,359 pursuant to the Company’s Repurchase Program.

Item 9.	Changes in and Disagreements With Accountants on Accounting and Financial Disclosure

Not applicable.

Item 9A.	Controls and Procedures

Evaluation of Disclosure Controls and Procedures

We maintain disclosure controls and procedures that are designed to ensure that information required to be disclosed in our reports filed under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and that such information is accumulated and communicated to our management, including our chief executive officer and chief financial officer, as appropriate, to allow for timely decisions regarding required disclosure. In designing and evaluating the disclosure controls and procedures, management recognizes that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives, and management is required to apply its judgment in evaluating the cost-benefit relationship of possible controls and procedures.

As required by Exchange Act Rule 13(a)-15(b), we carried out an evaluation under the supervision and with the participation of our management, including our chief executive officer and chief financial officer, of the effectiveness of the design and operation of our disclosure controls and procedures as of December 31, 2017 to determine that our disclosure controls and procedures were (a) designed to ensure that the information we are required to disclose in our reports under the Exchange Act is recorded, processed and reported in an accurate manner and on a timely basis and the information that we are required to disclose in our Exchange Act reports is accumulated and communicated to management to permit timely decisions with respect to required disclosure and (b) operating in an effective manner.

Management’s Annual Report on Internal Control Over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. As defined in Exchange Act Rules 13a-15(f) and 15d-15(f), internal control over financial reporting is a process designed by, or under the supervision of, the Company’s principal executive and principal financial officers, or persons performing similar functions, and effected by the company’s board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP.

Our internal control over financial reporting includes those policies and procedures that:

1. Pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the Company’s transactions and the dispositions of assets of the Company;

2. Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of our management and board of directors; and

3. Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, a system of internal control over financial reporting can provide only reasonable assurance with respect to financial statement preparation and presentation and may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In connection with the preparation of our annual financial statements, management has conducted an assessment of the effectiveness of our internal control over financial reporting based on the framework set forth in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Management’s assessment included an evaluation of the design of our internal control over financial reporting and testing of the operational effectiveness of those controls.

Based on this evaluation, we have concluded that, as of December 31, 2017, our internal control over financial reporting was effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles.

Changes in Internal Control over Financial Reporting

For the year ended December 31, 2017, there were no changes in our internal controls over financial reporting (as defined under Rule 13a-15(f) under the Exchange Act) that has materially affected, or is reasonably likely to materially affect, our internal controls over financial reporting.

Item 9B.	Other Information None.

PART III

Item 10.	Directors, Executive Officers and Corporate Governance

The information required by Item 10 is hereby incorporated by reference from the Company’s definitive Proxy Statement relating to the Company’s 2018 Annual Meeting of Stockholders, to be filed with the SEC within 120 days following the end of the Company’s fiscal year.

Item 11.	Executive Compensation

The information required by Item 11 is hereby incorporated by reference from the Company’s definitive Proxy Statement relating to the Company’s 2018 Annual Meeting of Stockholders, to be filed with the SEC within 120 days following the end of the Company’s fiscal year.

Item 12.	Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters

The information required by Item 12 is hereby incorporated by reference from the Company’s definitive Proxy Statement relating to the Company’s 2018 Annual Meeting of Stockholders, to be filed with the SEC within 120 days following the end of the Company’s fiscal year.

Item 13.	Certain Relationships and Related Transactions and Director Independence

The information required by Item 13 is hereby incorporated by reference from the Company’s definitive Proxy Statement relating to the Company’s 2018 Annual Meeting of Stockholders, to be filed with the SEC within 120 days following the end of the Company’s fiscal year.

Item 14.	Principal Accountant Fees and Services

The information required by Item 14 is hereby incorporated by reference from the Company’s definitive Proxy Statement relating to the Company’s 2018 Annual Meeting of Stockholders, to be filed with the SEC within 120 days following the end of the Company’s fiscal year.

PART IV

Item 15.	Exhibits and Financial Statement Schedules

b.	The following exhibits are filed or incorporated as part of this report.

3.1	Fourth Articles of Amendment and Restatement of Triton Pacific Investment Corporation. (Incorporated by reference to the Company’s registration statement on Form N-2 (File No. 333-174873) filed on November 1, 2013.)

3.2	Amended and Restated Bylaws of the Company. (Incorporated by reference to the Company’s registration statement on Form N-2 (File No. 333-174873) filed on March 15, 2013.)

3.3	Articles Supplementary of the Company. (Incorporated by reference to the Company’s Pre-Effective amendment no. 1 to registration statement on Form N-2 (File No. 333-206730) filed on March 3, 2016.)

10.1	Dealer Manager Agreement by and between Company and Triton Pacific Securities, LLC. (Incorporated by reference to the Company’s Post-Effective amendment no. 3 to registration statement on Form N-2 (File No. 333-206730) filed on April 3, 2017.)

10.2	Form of Participating Dealer Agreement and Participating Dealer Agreement. (Incorporated by reference to the Company’s Post-Effective amendment no. 3 to registration statement on Form N-2 (File No. 333-206730) filed on April 3, 2017.)

10.3	License Agreement by and between Company and Triton Pacific Group, Inc. (Incorporated by reference to Exhibit 2(K) filed with Pre-Effective Amendment No. 1 to the Company’s registration statement on Form N-2 (File No. 333-174873) filed on June 14, 2011.)

10.4	Administration Agreement by and between the Company and TFA Associates, LLC. (Incorporated by reference, Exhibit 2(K), filed with Pre-Effective Amendment No. 4 to the Company’s registration statement on Form N-2 (File No. 333-174873) filed on August 12, 2012.)

10.5	Investment Advisory Agreement by and between Company and Triton Pacific Adviser, LLC. (Incorporated by reference to Exhibit 2(g), filed with Post-Effective Amendment No. 6 to the Company’s registration statement on Form N-2 (File No. 333-174873) filed on July 8, 2013.)

10.6	Investment Sub-Advisory Agreement dated July 24, 2014 between the Company and ZAIS Group, LLC (Incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed with the SEC on July 30, 2014.)

10.7	Amended and Restated Expense Support and Conditional Reimbursement Agreement by and between the

Company and Adviser (Incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q for the quarter ended September 30, 2014, filed with the SEC on November 19, 2014.)

10.8

Indemnification Agreement dated November 17, 2014 between the Company and Adviser (Incorporated by reference to the Company’s Form 10-Q for the quarter ended September 30, 2014, filed with the SEC on November 19, 2014.)

10.9	Agreement dated December 15, 2014 between the Company and its Independent Directors ((Incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed with the SEC on December 17, 2014.)

10.10

Global Custody Agreement dated March 7, 2014 between the Company and The Bank of New York Mellon Trust Company ((Incorporated by reference to Exhibit 2(j) to the Company’s Post-Effective amendment no. 3 to registration statement on Form N-2 (File No. 333-206730) filed on April 3, 2017.)

14.1	Amended Code of Ethics of the Registrant (Incorporated by reference, Exhibit 2(R), filed with Pre-Effective Amendment No. 1 to the Company’s registration statement on Form N-2 (File No. 333-174873) filed on August 29, 2011.)

31.1	Certification of Chief Executive Officer of Triton Pacific Investment Incorporation., Pursuant to Rule 13a-14(a), as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. (Filed herewith.)

31.2	Certification of Chief Financial Officer of Triton Pacific Investment Corporation., Pursuant to Rule 13a-14(a), as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. (Filed herewith.)

32.1	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 2nd day of April 2018.

TRITON PACIFIC INVESTMENT CORPORATION, INC.

By:	/s/ Craig J. Faggen
CRAIG J. FAGGEN
Chief Executive Officer
(Principal Executive Officer)

By:	/s/ Michael L. Carroll
MICHAEL L. CARROLL
Chief Financial Officer
(Principal Financial Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Craig J. Faggen	Director and Chairman of the Board and CEO	April 2, 2018
Craig J. Faggen

/s/ Ivan Faggen	Director	April 2, 2018
Ivan Faggen

/s/ Ronald Ruther	Independent Director	April 2, 2018
Ronald Ruther

/s/ William Pruitt	Independent Director	April 2, 2018
William Pruitt

/s/ Marshall Goldberg	Independent Director	April 2, 2018
Marshall Goldberg